UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               AMENDED FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135
                                   --------

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                      ------------------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 12/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                     ANNUAL REPORT |
--------------------------------------------------------------------- 12 31 2004

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

                                             -----------------------------------

                                              Foreign Equity Series


                                     [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

CONTENTS

ANNUAL REPORT
--------------------------------------------------------------------------------

TIFI Foreign Equity Series ................................................    2

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................    9

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   18

Notes to Financial Statements .............................................   21

Report of Independent Registered Public Accounting Firm ...................   31

Tax Designation ...........................................................   32

Board Members and Officers ................................................   35

Shareholder Information ...................................................   42

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

                                                               Annual Report | 1

ANNUAL REPORT

TIFI FOREIGN EQUITY SERIES

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

--------------------------------------------------------------------------------
      PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you the Templeton Institutional Funds, Inc. (TIFI) Foreign Equity Series (the "Fund") annual report for the fiscal year ended December 31, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 21.25% cumulative total return for the 12-month period ended December 31, 2004. The Fund performed comparably to the MSCI All Country World ex-U.S. Index,(1,2) which returned 21.36% for the period, and outperformed the MSCI EAFE Index,(2,3) which returned 20.70%, during the same period.

ECONOMIC AND MARKET OVERVIEW

The global economic recovery continued in 2004, led by growth in China and the United States. As of September 30, 2004, U.S. gross domestic product (GDP) had increased for 12 consecutive quarters and more recent data suggested the fourth quarter would extend this run. In China, GDP grew 9.5% annualized in the first three quarters of 2004.(4)

(1) Source: Standard & Poor's Micropal. The Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) All MSCI data is presented "as is." The Fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the Fund described herein. Copying or distributing the MSCI data is strictly prohibited.

(3) Source: Standard & Poor's Micropal. The MSCI Europe, Australasia, and Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(4)   Source: Bloomberg L.P.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


2 | Annual Report

The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.2% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country's consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. In addition, the U.S. dollar declined 4% versus the yen and 7% versus the euro in 2004. This hurt Japanese and European exports into the U.S., as it made their goods more expensive in the world's biggest market.(5)

Oil prices increased during most of 2004, reaching $56 per barrel in October, but declined to end the year at $43. Higher oil prices triggered investor worries about inflation, decreased spending--due to cautionary consumer and business sentiment--and slower economic and corporate profit growth.

Global equity markets ended 2004 on a positive note. They registered a second consecutive year of strong gains, after three years of declines. The total return for the MSCI All Country ex-US Index(1,2) was 21.36% and total return for the MSCI Emerging Markets Index(2,6) was 25.95%, in U.S. dollar terms for the 12-month period ended December 31, 2004. These indices' total returns were significantly lower in local currencies (13.49% and 16.45%, respectively) over the same period. Throughout 2004, most of the world's currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors who invested in non-U.S. equities from developed and emerging market countries. The Fund benefited from this macroeconomic trend as well as from the continuation of the global economic expansion.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow over a five-year horizon. Stocks are selected for purchase or sale utilizing strict valuation parameters, reflecting our focus on individual companies rather than countries or sectors.

GEOGRPAHIC DISTRIBUTION ON 12/31/04
EQITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Europe                                                      64.1%
Asia                                                        20.4%
North America                                                4.6%
Australia & New Zealand                                      3.0%
Latin America                                                0.9%
Middle-East/Africa                                           0.8%
Short-Term Investments &
Other Net Assets                                             6.2%

SECTOR DIVERSIFICATION ON 12/31/04
EQUITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

Financials                                                  18.4%
Industrials                                                 13.9%
Consumer Discretionary                                      11.1%
Materials                                                   11.0%
Telecommunication Services                                   8.8%
Energy                                                       7.6%
Health Care                                                  7.5%
Information Technology                                       6.2%
Utilities                                                    6.0%
Consumer Staples                                             3.3%
Short-Term Investments &
Other Net Assets                                             6.2%

(5)   Source: Bloomberg.com, December 15, 2004.

(6) Source: Standard & Poor's Micropal. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                               Annual Report | 3

10 LARGEST EQUITY POSITIONS
ON 12/31/04
PERCENTAGE OF TOTAL NET ASSETS

Samsung Electronics Co. Ltd.                                 2.1%
Telefonica SA, ORD & ADR                                     1.7%
Celesio AG                                                   1.7%
Sanofi-Aventis, ORD & ADR                                    1.6%
E.ON AG                                                      1.5%
Nordea Bank AB, FDR                                          1.5%
Michelin SA, B                                               1.5%
Shell Transport & Trading Co. PLC, ADR                       1.5%
Iberdrola SA, Br.                                            1.5%
BHP Billiton PLC                                             1.5%

FUND ASSET ALLOCATION ON 12/31/04

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity                                                      93.8%
Short-Term Investment &
  Other Net Assets                                           6.2%

MANAGER'S DISCUSSION

In the fourth quarter of 2004, global equity markets abandoned the pattern of relatively flat returns that characterized the earlier part of the year. A few factors contributed to spark a year-end rally. First, there was a sense of relief in the markets after the gradual escalation in the price of oil concluded. The price per barrel spiked to $56 in mid-October, but dropped to $46 in about three weeks' time. The barrel's price was slightly over $43 at year-end 2004. Higher energy prices had affected the outlook for inflation and corporate profit growth during most of the year. Second, investor sentiment improved significantly as a previously feared hard landing in the Chinese economy appeared unlikely. Third, the U.S. presidential election concluded without incident.

The Reuters CRB Index, a gauge for price changes in energy, industrial minerals, and other commodities, rose 11% in 2004, after a rise of 9% in 2003. In both years, the increases reflected not only dollar weakness, but also strong world demand for energy sources and commodities needed to support an expanding global economy. The Fund benefited from this secular trend. Most of our holdings in the energy, materials, and industrial sectors experienced share price increases during 2004, in part because the additional demand improved the prospects for margin expansion and earnings growth rates. Last year, these three sectors had a significant effect on the Fund's overall performance. In the case of materials and industrial holdings, the effect was compounded because the Fund maintained overweight positions relative to the MSCI All Country World ex-U.S. Index.

Strong demand for commodities has traditionally been associated with good news for emerging market equities. Last year was no exception. The rise in commodity prices helped produce strong equity market returns in countries such as Chile, Brazil, Mexico, and Argentina. In 2004, however, the Fund did not derive the bulk of returns related to emerging market exposure from commodity-related holdings. Instead, the largest contributions came from holdings in telecommunications such as Telmex (Mexico), Chunghwa Telecom (Taiwan), and from technology-related holdings, such as Samsung Electronics (South Korea), Check Point Software Technologies (Israel), and Satyam Computer Services (India). At Templeton we are stock pickers and valuations are our main criteria for stock selection.

The health care sector was out of favor with investors during most of 2004. Patent expirations, drug re-importation issues, and withdrawal from the market of several leading prescription drugs created a challenging environment for pharmaceutical companies. Our focus on longer-term


4 | Annual Report
fundamentals had led us to conclude that certain companies deserved better valuations than the market was willing to recognize. As a result, we had accumulated shares of Merck (Germany), Aventis (France), GlaxoSmithKline (U.K.), and Ono Pharmaceutical (Japan). Last year, rival company Sanofi-Synthelabo acquired Aventis. The combined entity, known as Sanofi-Aventis has been a holding in the portfolio. Another holding was Celesio, a German-based company that operates a chain of retail pharmacies and is Europe's largest drug wholesaler. Despite a lackluster performance of the health care sector versus the broader market during 2004, pharmaceutical holdings in the portfolio performed strongly. This was based primarily on company-specific fundamentals, and perhaps, on the realization that investor sentiment toward the pharmaceutical industry had become overly pessimistic.

In 2004, the financial sector provided the strongest contribution to investment returns of any sector in both the Fund and the MSCI All Country World ex-U.S. Index. This resulted from the generally favorable business climate that existed last year for banks, insurance companies, and the like, plus the fact that combined, these holdings represented the biggest relative weight of any sector, in both the Fund and the MSCI All Country World ex-U.S. Index. Although financial holdings within the Fund performed well, their returns, in aggregate, lagged the combined returns of the MSCI All Country World ex-U.S. Index's constituents. There were two main reasons behind this. First, the Fund lacked exposure to banks in Japan and Europe that performed well last year. Second, the Fund was underweight in the financial sector relative to the MSCI All Country World ex-U.S. Index (19% versus 26%), as of year-end 2004.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund's portfolio was invested predominantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

The Fund's moderate exposure to the Brazilian equity market as well as to Japan-based banks that performed strongly during the period hurt performance relative to the index.


                                                               Annual Report | 5

We thank you for your continued participation in the Fund and look forward to serving your investment needs.


Sincerely,

[PHOTO OMMITED]    /s/ Gary P. Motyl

                   Gary P. Motyl, CFA
                   President
                   Templeton Investment Counsel, LLC
                   Chief Investment Officer, Templeton Institutional Global Equities

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/04

TOTAL RETURNS

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. The unmanaged indices include reinvested dividends. They differ from the fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

----------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE        CUMULATIVE
                                                THREE YEAR    FIVE YEAR    TEN YEAR         ANNUAL          SINCE
                                  ONE YEAR        AVERAGE      AVERAGE      AVERAGE         SINCE       INCEPTION(1,2)
                               CUMULATIVE(1,2)  ANNUAL(1,3)  ANNUAL(1,3)  ANNUAL(1,3)   INCEPTION(1,3)    (10/18/90)
----------------------------------------------------------------------------------------------------------------------
TIFI Foreign Equity Series         21.25%         13.78%         4.04%       10.10%         10.43%         309.31%
----------------------------------------------------------------------------------------------------------------------
MSCI All Country World
ex-U.S. Index(4,5)                 21.36%         13.56%         0.02%        6.02%          7.13%         165.93%
----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5,6)               20.70%         12.31%        -0.80%        5.94%          6.35%         139.71%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $5,000,000 INVESTMENT

(10/18/90-12/31/04)
Millions

 [THE FOLLOWING TABLES WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                      TIFI FOREIGN          MSCI ALL COUNTRY           MSCI EAFE
Inception Date        Equity Series        World ex U.S. Index           Index              CPI Index
--------------        --------------       -------------------       --------------     -----------------
Oct-1990*              $5,000,000.00          $5,000,000.00           $5,000,000.00         $5,000,000.00
Oct-90                  4,970,000.00           5,277,872.02            4,934,898.82          5,010,765.71
Nov-90                  4,875,000.00           4,984,504.08            4,645,204.64          5,021,531.42
Dec-90                  4,860,000.00           5,075,508.20            4,722,265.21          5,021,531.42
Jan-91                  5,005,000.00           5,234,135.03            4,876,331.94          5,051,809.99
Feb-91                  5,614,717.29           5,796,297.48            5,400,502.19          5,059,211.41
Mar-91                  5,452,705.61           5,477,301.69            5,077,601.57          5,066,612.84
Apr-91                  5,503,334.26           5,536,809.68            5,128,939.01          5,074,014.26
May-91                  5,579,277.23           5,615,435.40            5,183,969.76          5,088,817.12
Jun-91                  5,295,756.79           5,224,874.15            4,804,403.31          5,104,292.83
Jul-91                  5,604,591.56           5,475,926.32            5,041,756.63          5,111,694.25
Aug-91                  5,614,717.29           5,381,896.37            4,940,601.98          5,126,497.11
Sep-91                  5,756,477.51           5,655,733.95            5,220,530.99          5,149,374.24
Oct-91                  5,736,226.05           5,754,623.56            5,295,844.65          5,156,775.67
Nov-91                  5,685,597.40           5,498,299.12            5,050,016.68          5,171,578.52
Dec-91                  5,899,356.90           5,783,735.71            5,312,370.80          5,175,615.66
Jan-92                  6,060,450.45           5,703,138.61            5,200,544.26          5,183,017.09
Feb-92                  6,154,884.60           5,528,007.26            5,015,879.37          5,201,857.09
Mar-92                  6,108,305.50           5,193,698.94            4,686,142.21          5,228,098.51
Apr-92                  6,304,443.75           5,210,753.61            4,709,498.85          5,235,499.93
May-92                  6,657,492.60           5,527,136.19            5,026,179.50          5,242,901.36
Jun-92                  6,584,641.25           5,260,404.73            4,789,506.20          5,261,741.35
Jul-92                  6,360,483.25           5,148,494.88            4,668,310.42          5,273,179.92
Aug-92                  6,181,156.85           5,423,065.99            4,962,686.21          5,287,982.77
Sep-92                  6,024,246.25           5,311,797.98            4,866,379.38          5,302,785.63
Oct-92                  5,811,296.15           5,078,534.03            4,612,699.38          5,321,625.62
Nov-92                  5,822,504.05           5,106,637.57            4,657,430.00          5,329,027.05
Dec-92                  5,820,814.28           5,149,274.26            4,682,817.64          5,325,662.76
Jan-93                  5,843,981.70           5,148,678.26            4,683,724.34          5,351,904.19
Feb-93                  5,971,402.51           5,306,250.63            4,826,680.96          5,370,744.18
Mar-93                  6,119,129.28           5,743,162.08            5,248,599.45          5,389,584.17
Apr-93                  6,316,146.70           6,250,447.00            5,748,192.04          5,404,387.03
May-93                  6,484,190.97           6,389,589.31            5,871,201.22          5,411,788.45
Jun-93                  6,362,503.74           6,313,118.35            5,780,833.30          5,419,189.88
Jul-93                  6,466,807.08           6,522,955.04            5,984,538.92          5,419,189.88
Aug-93                  6,924,582.85           6,873,034.36            6,308,835.87          5,434,665.59
Sep-93                  6,872,431.18           6,731,737.28            6,168,297.12          5,445,431.30
Oct-93                  7,278,055.28           6,975,224.87            6,359,913.39          5,468,308.44
Nov-93                  7,110,011.01           6,444,008.40            5,805,314.24          5,472,345.58
Dec-93                  7,801,444.08           6,946,617.03            6,225,721.55          5,471,672.72
Jan-94                  8,357,853.38           7,517,902.83            6,753,421.89          5,487,148.43
Feb-94                  8,129,432.72           7,461,053.91            6,736,194.56          5,505,988.43
Mar-94                  7,768,922.25           7,119,318.55            6,447,258.98          5,524,828.42
Apr-94                  7,881,601.28           7,360,834.76            6,722,291.80          5,532,229.85
May-94                  7,911,253.65           7,363,310.44            6,685,117.04          5,535,594.13
Jun-94                  7,656,243.23           7,415,528.92            6,781,227.41          5,554,434.13
Jul-94                  7,988,349.83           7,536,103.65            6,848,021.09          5,569,236.98
Aug-94                  8,261,151.68           7,789,677.34            7,011,529.62          5,592,114.12
Sep-94                  8,065,446.00           7,596,849.47            6,792,107.83          5,606,916.97
Oct-94                  8,237,429.78           7,801,047.12            7,019,992.17          5,610,954.11
Nov-94                  7,881,601.28           7,424,743.95            6,684,210.34          5,618,355.54
Dec-94                  7,819,889.51           7,407,368.35            6,727,429.78          5,618,355.54
Jan-95                  7,594,900.47           7,071,409.58            6,470,833.22          5,640,559.82
Feb-95                  7,713,478.58           7,032,715.64            6,453,908.13          5,663,436.95
Mar-95                  7,749,977.69           7,430,062.08            6,858,151.97          5,682,276.95
Apr-95                  8,090,636.05           7,719,899.87            7,117,915.94          5,700,444.09
May-95                  8,297,464.34           7,685,790.52            7,034,892.30          5,711,882.65
Jun-95                  8,346,129.82           7,579,473.87            6,913,391.26          5,723,321.22
Jul-95                  8,759,786.40           8,009,875.21            7,345,800.28          5,723,321.22
Aug-95                  8,534,708.56           7,731,957.34            7,067,140.65          5,738,796.93
Sep-95                  8,692,871.37           7,864,085.24            7,207,074.93          5,749,562.64
Oct-95                  8,504,292.63           7,653,973.46            7,015,156.42          5,768,402.64
Nov-95                  8,638,122.70           7,833,735.25            7,212,212.91          5,764,365.50
Dec-95                  8,834,438.34           8,143,470.17            7,504,775.30          5,760,328.35
Jan-96                  9,117,593.42           8,255,334.17            7,537,416.55          5,793,971.20
Feb-96                  9,262,239.31           8,255,655.09            7,564,617.60          5,812,811.20
Mar-96                  9,331,737.70           8,409,330.56            7,727,192.22          5,843,089.76
Apr-96                  9,672,911.59           8,664,463.01            7,953,749.76          5,865,294.04
May-96                  9,786,636.22           8,534,352.33            7,809,427.04          5,876,732.61
Jun-96                  9,755,046.04           8,577,630.87            7,855,148.98          5,880,769.75
Jul-96                  9,502,324.64           8,292,469.35            7,627,482.25          5,891,535.46
Aug-96                  9,780,318.18           8,341,111.85            7,646,220.75          5,902,974.03
Sep-96                  9,862,545.80           8,548,243.64            7,851,032.55          5,921,814.02
Oct-96                  9,957,438.80           8,462,603.50            7,772,856.74          5,940,654.02
Nov-96                 10,469,861.00           8,789,072.17            8,084,157.63          5,951,419.73
Dec-96                 10,741,164.36           8,687,294.27            7,982,002.58          5,951,419.73
Jan-97                 10,938,370.56           8,527,704.68            7,704,551.88          5,970,259.72
Feb-97                 11,089,456.80           8,684,085.05            7,832,396.81          5,988,426.86
Mar-97                 11,201,338.56           8,665,884.23            7,862,620.20          6,003,229.71
Apr-97                 11,148,688.32           8,738,962.60            7,906,444.11          6,010,631.14
May-97                 11,609,377.92           9,278,752.26            8,422,659.56          6,006,594.00
Jun-97                 12,122,717.76           9,790,713.45            8,889,311.68          6,013,995.42
Jul-97                 12,563,663.52           9,988,951.14            9,034,686.17          6,021,396.85
Aug-97                 11,852,885.28           9,203,152.36            8,361,910.55          6,032,835.42
Sep-97                 12,807,170.88           9,700,717.95            8,832,186.46          6,047,638.27
Oct-97                 11,859,466.56           8,874,804.01            8,155,276.28          6,063,113.98
Nov-97                 11,780,491.20           8,763,902.77            8,073,881.67          6,059,076.84
Dec-97                 11,968,834.64           8,864,763.76            8,146,417.80          6,051,675.41
Jan-98                 12,113,618.93           9,129,936.46            8,520,885.57          6,063,113.98
Feb-98                 12,885,801.81           9,739,136.81            9,069,440.05          6,075,225.41
Mar-98                 13,833,179.95          10,075,645.74            9,350,792.58          6,087,336.83
Apr-98                 14,013,101.25          10,147,807.19            9,426,985.74          6,098,102.54
May-98                 13,860,860.15           9,963,781.74            9,383,430.81          6,108,868.25
Jun-98                 13,729,379.20           9,926,325.63            9,456,269.18          6,116,269.68
Jul-98                 13,971,580.95          10,020,768.19            9,554,528.43          6,123,671.11
Aug-98                 11,722,564.70           8,607,568.24            8,372,790.97          6,131,072.53
Sep-98                 11,549,563.45           8,425,743.39            8,118,343.30          6,138,473.96
Oct-98                 12,442,249.90           9,308,277.02            8,967,019.03          6,153,276.81
Nov-98                 13,113,494.75           9,808,501.66            9,428,493.88          6,153,276.81
Dec-98                 13,184,952.96          10,146,431.81            9,802,659.42          6,149,239.67
Jan-99                 13,043,897.72          10,135,566.33            9,776,062.84          6,164,715.38
Feb-99                 12,746,939.32           9,908,629.12            9,545,156.16          6,170,771.09
Mar-99                 13,435,670.93          10,387,031.11            9,945,957.56          6,189,611.09
Apr-99                 14,537,321.51          10,906,602.73           10,351,289.45          6,234,019.65
May-99                 14,001,383.39          10,394,320.61            9,820,491.21          6,234,019.65
Jun-99                 14,663,862.45          10,871,943.22           10,205,540.19          6,234,019.65
Jul-99                 14,745,741.89          11,126,938.14           10,511,391.80          6,250,841.07
Aug-99                 14,671,306.04          11,165,540.39           10,551,891.14          6,269,681.07
Sep-99                 14,373,562.64          11,241,048.59           10,660,695.33          6,296,595.34
Oct-99                 14,604,313.77          11,659,621.68           11,062,364.15          6,309,379.63
Nov-99                 15,333,785.10          12,125,828.66           11,448,921.27          6,312,071.05
Dec-99                 16,789,277.01          13,282,291.56           12,478,632.07          6,312,071.05
Jan-00                 15,752,131.70          12,561,548.12           11,687,988.26          6,329,565.33
Feb-00                 16,188,824.46          12,900,853.65           12,004,729.36          6,365,899.61
Mar-00                 16,515,106.04          13,386,361.76           12,472,587.39          6,417,036.74
Apr-00                 15,808,661.39          12,639,256.93           11,818,275.24          6,422,419.59
May-00                 15,753,715.70          12,315,951.62           11,532,035.58          6,427,129.59
Jun-00                 16,562,202.35          12,840,245.37           11,985,706.76          6,462,118.15
Jul-00                 16,334,570.19          12,333,327.22           11,485,491.57          6,476,248.15
Aug-00                 16,577,901.12          12,485,902.38           11,587,598.26          6,476,248.15
Sep-00                 15,800,812.01          11,793,308.33           11,025,793.85          6,509,891.00
Oct-00                 15,149,313.05          11,418,472.23           10,767,504.78          6,520,656.71
Nov-00                 15,047,271.05          10,906,190.11           10,366,017.31          6,524,693.85
Dec-00                 15,806,214.00          11,278,550.54           10,736,888.49          6,519,310.99
Jan-01                 16,057,994.40          11,447,813.61           10,731,829.10          6,562,373.84
Feb-01                 15,526,458.00          10,541,485.96            9,928,068.34          6,589,960.97
Mar-01                 14,351,908.40           9,796,352.50            9,270,721.76          6,606,109.54
Apr-01                 15,163,924.27          10,462,631.00            9,920,944.69          6,629,659.53
May-01                 15,069,503.82          10,173,710.13            9,578,670.87          6,658,592.38
Jun-01                 14,729,590.20           9,783,515.65            9,190,508.89          6,672,049.52
Jul-01                 14,370,792.49           9,565,839.30            9,024,029.41          6,651,190.96
Aug-01                 14,210,277.73           9,328,265.83            8,797,305.65          6,653,882.38
Sep-01                 12,463,499.40           8,338,636.18            7,908,239.38          6,681,469.52
Oct-01                 12,869,507.34           8,572,266.90            8,110,458.02          6,658,592.38
Nov-01                 13,634,312.98           8,964,341.06            8,409,956.67          6,647,153.82
Dec-01                 13,891,851.15           9,079,826.89            8,460,091.23          6,620,912.39
Jan-02                 13,498,232.70           8,690,961.94            8,011,210.46          6,638,406.67
Feb-02                 13,719,043.05           8,753,541.60            8,067,791.66          6,665,320.95
Mar-02                 14,385,895.04           9,229,055.30            8,508,246.15          6,700,309.51
Apr-02                 14,405,127.52           9,289,021.74            8,569,862.57          6,738,662.36
May-02                 14,664,766.00           9,390,203.65            8,686,119.85          6,737,316.65
Jun-02                 14,058,942.88           8,984,742.48            8,343,592.16          6,742,699.50
Jul-02                 12,549,193.20           8,109,223.28            7,520,545.86          6,750,100.93
Aug-02                 12,578,041.92           8,109,681.74            7,505,258.87          6,771,632.35
Sep-02                 11,029,827.28           7,250,254.44            6,701,105.21          6,782,398.06
Oct-02                 11,635,650.40           7,639,211.08            7,061,779.02          6,796,528.06
Nov-02                 12,424,182.08           8,006,574.30            7,383,183.59          6,795,182.34
Dec-02                 11,835,829.31           7,747,911.72            7,135,478.75          6,780,379.49
Jan-03                 11,513,832.30           7,475,907.98            6,838,132.00          6,810,658.05
Feb-03                 11,172,320.33           7,324,433.12            6,681,816.64          6,863,140.90
Mar-03                 10,810,118.59           7,182,356.66            6,555,540.31          6,904,185.17
Apr-03                 12,046,121.26           7,874,446.41            7,205,572.83          6,890,055.17
May-03                 12,722,979.87           8,376,046.43            7,648,862.27          6,876,598.04
Jun-03                 13,036,885.31           8,609,172.85            7,838,169.48          6,883,999.46
Jul-03                 13,694,124.82           8,838,173.13            8,029,078.53          6,890,728.03
Aug-03                 14,223,840.25           9,100,640.93            8,224,369.96          6,918,315.17
Sep-03                 14,321,935.70           9,355,452.45            8,479,533.93          6,939,173.73
Oct-03                 15,410,795.20           9,961,902.05            9,008,594.32          6,932,445.16
Nov-03                 15,685,462.46          10,179,119.94            9,210,163.16          6,911,586.60
Dec-03                 16,879,250.70          10,956,299.69            9,930,120.51          6,904,858.03
Jan-04                 17,138,165.46          11,132,210.41           10,071,275.81          6,939,173.73
Feb-04                 17,616,161.94          11,415,263.02           10,305,479.86          6,974,162.29
Mar-04                 17,464,823.78          11,485,498.94           10,367,507.32          7,015,879.42
Apr-04                 17,064,483.98          11,128,542.74           10,141,777.91          7,036,737.99
May-04                 17,104,517.96          11,163,752.40           10,185,695.51          7,079,127.98
Jun-04                 17,464,823.78          11,405,727.07           10,413,008.63          7,100,659.40
Jul-04                 16,984,416.02          11,073,344.28           10,076,507.48          7,086,529.40
Aug-04                 17,094,509.46          11,162,010.25           10,123,290.26          7,093,930.83
Sep-04                 17,715,036.15          11,520,891.98           10,389,355.81          7,108,060.83
Oct-04                 18,415,630.80          11,921,585.17           10,744,259.97          7,145,740.82
Nov-04                 19,766,777.63          12,749,057.87           11,481,208.91          7,149,777.96
Dec-04                 20,465,666.31          13,296,503.79           11,985,425.68          7,123,536.54



                                                               Annual Report | 7

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

(2) Cumulative total return shows the change in value of an investment over the indicated periods. It assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period, and the deduction of all applicable charges and fees.

(3) Average annual total return represents the change in value of an investment over the indicated periods.

(4) Source: Standard & Poor's Micropal. The Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(5) All MSCI data is presented "as is." The Fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the Fund described herein. Copying or distributing the MSCI data is strictly prohibited.

(6) Source: Standard & Poor's Micropal. The MSCI Europe, Australasia, and Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


8 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = $8.6

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for the Fund and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in the shareholder reports of other funds.


                                                               Annual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------
                                             BEGINNING          ENDING             EXPENSES PAID
                                            ACCOUNT VALUE    ACCOUNT VALUE         DURING PERIOD*
                                             ON 6/30/04       ON 12/31/04        6/30/04-12/31/04
-------------------------------------------------------------------------------------------------
Actual                                       $1,000.00         $1,171.80               $4.42
-------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)     $1,000.00         $1,021.06               $4.12
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.81% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


10 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

FINANCIAL HIGHLIGHTS

FOREIGN EQUITY SERIES

                                                --------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
PRIMARY SHARES                                      2004             2003             2002             2001             2000
                                                --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $      16.95     $      12.13     $      14.47     $      16.95     $      21.53
                                                ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................             33              .25              .23              .25              .35
 Net realized and unrealized gains (losses) .           3.25             4.87            (2.37)           (2.28)           (1.66)
                                                ---------------------------------------------------------------------------------
Total from investment operations ............           3.58             5.12            (2.14)           (2.03)           (1.31)
                                                ---------------------------------------------------------------------------------

Less distributions from:
 Net investment income ......................           (.26)            (.30)            (.20)            (.28)            (.33)
 Net realized gains .........................             --               --               --             (.17)           (2.94)
                                                ---------------------------------------------------------------------------------
Total distributions .........................           (.26)            (.30)            (.20)            (.45)           (3.27)
                                                ---------------------------------------------------------------------------------
Redemption fees .............................             --(c)            --               --               --               --
                                                ---------------------------------------------------------------------------------
Net asset value, end of year ................   $      20.27     $      16.95     $      12.13     $      14.47     $      16.95
                                                =================================================================================


Total return(b) .............................         21.25%           42.61%         (14.80)%         (12.11)%          (5.86)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $  5,658,170     $  4,642,764     $  3,164,910     $  3,551,516     $  4,344,727
Ratios to average net assets:
 Expenses ...................................           .82%             .83%             .83%             .84%             .83%
 Net investment income ......................          1.89%            1.85%            1.68%            1.62%            1.71%
Portfolio turnover rate .....................         18.25%            8.93%           16.26%           15.38%           27.41%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 11

TEMPLETON INSTITUTIONAL FUNDS, INC.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

---------------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                        INDUSTRY                         SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 93.8%
    AUSTRALIA 2.9%
    Alumina Ltd. ..............................               Metals & Mining                     9,790,288       $    45,520,184
    AMP Ltd. ..................................                  Insurance                        5,184,670            29,463,194
    National Australia Bank Ltd. ..............              Commercial Banks                     2,903,680            65,503,548
    Qantas Airways Ltd. .......................                  Airlines                         9,186,030            26,676,194
                                                                                                                  ---------------
                                                                                                                      167,163,120
                                                                                                                  ---------------
    BERMUDA 1.5%
    ACE Ltd. ..................................                  Insurance                        1,108,930            47,406,758
    XL Capital Ltd., A ........................                  Insurance                          450,020            34,944,053
                                                                                                                  ---------------
                                                                                                                       82,350,811
                                                                                                                  ---------------
    CANADA 2.7%
    Alcan Inc. ................................               Metals & Mining                     1,066,343            52,279,125
    BCE Inc. ..................................   Diversified Telecommunication Services          2,469,060            59,536,595
    BCE Inc. (USD Traded)......................   Diversified Telecommunication Services              5,920               142,849
(a) Celestica Inc. ............................     Electronic Equipment & Instruments                9,815               138,490
    Husky Energy Inc. .........................                  Oil & Gas                        1,453,010            41,493,803
                                                                                                                  ---------------
                                                                                                                      153,590,862
                                                                                                                  ---------------
    CHINA .5%
    China Mobile (Hong Kong) Ltd., fgn. .......     Wireless Telecommunication Services           8,492,000            28,788,107
                                                                                                                  ---------------
    DENMARK .7%
    TDC AS ....................................   Diversified Telecommunication Services            531,490            22,467,975
(a) Vestas Wind Systems AS ....................            Electrical Equipment                   1,111,445            13,786,244
(a) Vestas Wind Systems AS, 144A ..............            Electrical Equipment                     340,168             4,219,407
                                                                                                                  ---------------
                                                                                                                       40,473,626
                                                                                                                  ---------------
    FINLAND 3.0%
    M-real OYJ, B .............................           Paper & Forest Products                 2,306,820            14,650,054
    M-real OYJ, B, 144A .......................           Paper & Forest Products                 1,922,350            12,208,378
    Stora Enso OYJ, R (EUR/FIM Traded) ........           Paper & Forest Products                 1,673,625            25,572,678
    Stora Enso OYJ, R (SEK Traded) ............           Paper & Forest Products                 2,814,636            43,000,971
    UPM-Kymmene Corp. .........................           Paper & Forest Products                 3,278,200            72,733,227
                                                                                                                  ---------------
                                                                                                                      168,165,308
                                                                                                                  ---------------
    FRANCE 6.2%
    Accor SA ..................................        Hotels Restaurants & Leisure                 494,470            21,612,765
    AXA SA ....................................                  Insurance                        2,311,148            57,016,597
    Michelin SA, B ............................               Auto Components                     1,341,820            85,925,861
    Sanofi-Aventis ............................               Pharmaceuticals                     1,106,500            88,289,366
    Sanofi-Aventis, ADR .......................               Pharmaceuticals                         6,813               272,861
    Suez SA ...................................     Multi-Utilities & Unregulated Power           2,075,810            55,267,047
    Suez SA, ADR ..............................     Multi-Utilities & Unregulated Power               7,250               193,937
    Total SA, B ...............................                  Oil & Gas                          201,687            43,981,845
                                                                                                                  ---------------
                                                                                                                      352,560,279
                                                                                                                  ---------------


12 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                        INDUSTRY                      SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    GERMANY 9.1%
    BASF AG ...................................               Chemicals                             879,580       $    63,164,758
    BASF AG, ADR ..............................               Chemicals                               6,430               463,089
    Bayer AG, Br. .............................               Chemicals                           1,469,460            49,652,003
    Celesio AG ................................    Health Care Providers & Services               1,178,552            95,477,873
    Deutsche Post AG ..........................        Air Freight & Logistics                    3,524,380            80,634,325
    E.ON AG ...................................           Electric Utilities                        956,750            87,220,411
    Merck KGaA ................................            Pharmaceuticals                        1,131,887            77,259,290
    Muenchener Rueckversicherungs-Gesellschaft                Insurance                             144,848            17,747,280
    Muenchener Rueckversicherungs-Gesellschaft,
      144A ....................................               Insurance                              37,999             4,655,770
    Volkswagen AG .............................              Automobiles                            885,310            40,065,527
                                                                                                                  ---------------
                                                                                                                      516,340,326
                                                                                                                  ---------------
    HONG KONG 1.7%
    Cheung Kong Holdings Ltd. .................              Real Estate                             54,000               538,416
    Cheung Kong Holdings Ltd., ADR ............              Real Estate                             31,535               314,425
    Hutchison Whampoa Ltd. ....................        Industrial Conglomerates                   5,342,550            50,003,926
    Hutchison Whampoa Ltd., ADR ...............        Industrial Conglomerates                       4,795               224,396
    Swire Pacific Ltd., A .....................        Industrial Conglomerates                   5,440,500            45,496,153
    Swire Pacific Ltd., B .....................        Industrial Conglomerates                     154,500               229,579
                                                                                                                  ---------------
                                                                                                                       96,806,895
                                                                                                                  ---------------
    INDIA 2.5%
    Housing Development Finance Corp. Ltd. ....       Thrifts & Mortgage Finance                  3,668,470            64,980,691
    ICICI Bank Ltd. ...........................            Commercial Banks                       4,935,848            42,311,344
    Satyam Computers Services Ltd. ............              IT Services                          3,347,536            31,726,127
    Satyam Computers Services Ltd., ADR .......              IT Services                             47,700             1,151,001
                                                                                                                  ---------------
                                                                                                                      140,169,163
                                                                                                                  ---------------
    ISRAEL .8%
(a) Check Point Software Technologies Ltd. ....                Software                           1,811,250            44,611,088
                                                                                                                  ---------------
    ITALY 1.8%
    Eni SpA ...................................               Oil & Gas                           2,745,390            68,623,574
    Riunione Adriatica di Sicurta SpA .........               Insurance                           1,359,294            30,693,497
                                                                                                                  ---------------
                                                                                                                       99,317,071
                                                                                                                  ---------------
    JAPAN 8.3%
    East Japan Railway Co. ....................              Road & Rail                              6,228            34,660,808
    Hitachi Ltd. ..............................   Electronic Equipment & Instruments              4,622,000            32,040,812
    Hitachi Ltd., ADR .........................   Electronic Equipment & Instruments                  2,275               157,953
    Komatsu Ltd. ..............................               Machinery                           5,609,365            39,268,841
    NEC Corp. .................................        Computers & Peripherals                    3,873,000            24,088,079
    NEC Corp., ADR ............................        Computers & Peripherals                       14,625                89,651
    Nintendo Co. Ltd. .........................                Software                             318,900            40,072,671


                                                              Annual Report | 13

TEMPLETON INSTITUTIONAL FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                        INDUSTRY                        SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    JAPAN (CONT.)
    Nippon Telegraph & Telephone Corp. ........   Diversified Telecommunication Services             10,115       $    45,429,604
    Nippon Telegraph & Telephone Corp., ADR ...   Diversified Telecommunication Services              6,815               153,678
    Nomura Holdings Inc. ......................              Capital Markets                      1,882,000            27,452,724
    Ono Pharmaceutical Co. Ltd. ...............              Pharmaceuticals                        977,000            54,850,127
    Seiko Epson Corp. .........................          Computers & Peripherals                    764,200            34,024,136
    Sompo Japan Insurance Inc. ................                 Insurance                         6,208,000            63,280,141
    Sony Corp. ................................             Household Durables                    1,130,000            43,690,685
    Sony Corp., ADR ...........................             Household Durables                        4,405               171,619
    Takeda Pharmaceutical Co. Ltd. ............              Pharmaceuticals                        650,400            32,767,663
                                                                                                                  ---------------
                                                                                                                      472,199,192
                                                                                                                  ---------------
    MEXICO .9%
    Telefonos de Mexico SA de CV (Telmex), L,
      ADR .....................................   Diversified Telecommunication Services          1,383,057            52,998,744
                                                                                                                  ---------------
    NETHERLANDS 5.3%
    Akzo Nobel NV, ADR ........................                 Chemicals                             5,290               224,772
    CNH Global NV .............................                 Machinery                           335,040             6,489,725
    IHC Caland NV .............................        Energy Equipment & Services                  603,625            38,285,611
    ING Groep NV ..............................       Diversified Financial Services              2,548,410            76,979,328
    ING Groep NV, ADR .........................       Diversified Financial Services                 12,965               392,191
    Koninklijke Philips Electronics NV ........             Household Durables                    2,735,551            72,423,872
    Koninklijke Philips Electronics NV (N.Y.
      shares) .................................             Household Durables                       11,935               316,278
    Unilever NV ...............................               Food Products                       1,093,340            73,189,033
    Unilever NV (N.Y. shares), ADR ............               Food Products                           2,540               169,444
    Wolters Kluwer NV .........................                   Media                           1,499,375            30,051,795
                                                                                                                  ---------------
                                                                                                                      298,522,049
                                                                                                                  ---------------
    NEW ZEALAND .1%
    Carter Holt Harvey Ltd. ...................          Paper & Forest Products                  2,361,750             3,510,421
                                                                                                                  ---------------
    NORWAY 1.2%
    Norsk Hydro ASA ...........................                 Oil & Gas                           476,090            37,446,913
    Telenor ASA ...............................   Diversified Telecommunication Services          3,671,250            33,295,476
                                                                                                                  ---------------
                                                                                                                       70,742,389
                                                                                                                  ---------------
    PORTUGAL 1.0%
    Portugal Telecom SA, SGPS .................   Diversified Telecommunication Services          4,496,290            55,523,312
                                                                                                                  ---------------
    SINGAPORE 1.0%
    DBS Group Holdings Ltd. ...................              Commercial Banks                     5,624,185            55,473,491
    DBS Group Holdings Ltd., ADR ..............              Commercial Banks                         7,605               300,044
                                                                                                                  ---------------
                                                                                                                       55,773,535
                                                                                                                  ---------------


14 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                        INDUSTRY                        SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    SOUTH KOREA 5.5%
(a) Kookmin Bank ..............................              Commercial Banks                       900,573       $    35,233,005
(a) Kookmin Bank, ADR .........................              Commercial Banks                       216,498             8,460,742
(a) Korea Electric Power Corp. ................             Electric Utilities                    1,146,540            29,737,827
    Korea Electric Po wer Corp., ADR ..........             Electric Utilities                       12,195               161,462
    KT Corp., ADR .............................   Diversified Telecommunication Services            903,955            19,715,259
    LG Electronics Inc. .......................             Household Durables                      938,340            58,102,390
    POSCO .....................................               Metals & Mining                       224,020            40,467,291
    POSCO, ADR ................................               Metals & Mining                         4,080               181,682
    Samsung Electronics Co. Ltd. ..............   Semiconductors & Semiconductor Equipment          270,520           117,725,328
                                                                                                                  ---------------
                                                                                                                      309,784,986
                                                                                                                  ---------------
    SPAIN 6.2%
    Banco Santander Central Hispano SA ........              Commercial Banks                     5,231,710            64,817,772
    Endesa SA .................................             Electric Utilities                    1,635,640            38,376,236
    Iberdrola SA, Br. .........................             Electric Utilities                    3,310,874            84,016,370
    Repsol YPF SA .............................                  Oil & Gas                        2,520,610            65,536,134
    Telefonica SA .............................   Diversified Telecommunication Services          5,224,173            98,256,307
    Telefonica SA, ADR ........................   Diversified Telecommunication Services              8,550               483,075
                                                                                                                  ---------------
                                                                                                                      351,485,894
                                                                                                                  ---------------
    SWEDEN 7.7%
    Atlas Copco AB, A .........................                  Machinery                        1,540,640            69,568,463
    Autoliv Inc. ..............................               Auto Components                       830,940            40,134,402
    Autoliv Inc., SDR .........................               Auto Components                         9,100               435,570
    Electrolux AB, B ..........................             Household Durables                    2,311,080            52,874,778
    Foreningssparbanken AB, A .................              Commercial Banks                     1,405,980            35,024,112
    Nordea Bank AB, FDR .......................              Commercial Banks                     8,593,898            86,939,572
    Securitas AB, B ...........................       Commercial Services & Supplies              1,761,160            30,219,944
    Svenska Cellulosa AB, B ...................           Paper & Forest Products                 1,294,903            55,256,107
    Volvo AB, B ...............................                  Machinery                        1,625,555            64,472,168
                                                                                                                  ---------------
                                                                                                                      434,925,116
                                                                                                                  ---------------
    SWITZERLAND 3.6%
    Adecco SA .................................       Commercial Services & Supplies              1,031,040            52,233,204
    Lonza Group AG ............................                  Chemicals                          420,110            23,606,866
    Nestle SA .................................                Food Products                        246,320            64,340,138
    Nestle SA, ADR ............................                Food Products                          2,310               150,846
    Swiss Reinsurance Co. .....................                  Insurance                          871,120            61,799,461
    Swiss Reinsurance Co., ADR ................                  Insurance                            3,295               233,756
    UBS AG ....................................               Capital Markets                         4,755               398,659
                                                                                                                  ---------------
                                                                                                                      202,762,930
                                                                                                                  ---------------
    TAIWAN .9%
    Chunghwa Telecom Co. Ltd., ADR ............   Diversified Telecommunication Services          1,223,460            25,753,833
    Compal Electronics Inc., 144A .............           Computers & Peripherals                 4,003,190            19,935,886
    Compal Electronics Inc., GDR, Reg S .......           Computers & Peripherals                 1,061,000             5,283,780
                                                                                                                  ---------------
                                                                                                                       50,973,499
                                                                                                                  ---------------


                                                              Annual Report | 15

TEMPLETON INSTITUTIONAL FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                        INDUSTRY                      SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    UNITED KINGDOM 18.3%
    Amvescap PLC ..............................              Capital Markets                      3,236,560       $    19,926,420
    BAE Systems PLC ...........................            Aerospace & Defense                    5,617,238            24,852,650
    BHP Billiton PLC ..........................              Metals & Mining                      7,121,991            83,457,628
    BP PLC ....................................                 Oil & Gas                         4,940,110            48,170,292
    Brambles Industries PLC ...................       Commercial Services & Supplies              7,121,727            35,575,827
(a) British Airways PLC .......................                  Airlines                         9,058,170            40,858,957
(a) British Airways PLC, ADR ..................                  Airlines                             8,225               371,194
    British Sky Broadcasting Group PLC ........                   Media                           3,090,910            33,342,766
    Cadbury Schweppes PLC .....................               Food Products                       5,278,910            49,143,371
    Compass Group PLC .........................        Hotels Restaurants & Leisure              10,312,500            48,743,774
    GKN PLC ...................................              Auto Components                      3,732,700            16,944,673
    GlaxoSmithKline PLC .......................              Pharmaceuticals                      2,274,620            53,353,020
    Hanson PLC ................................           Construction Materials                  4,059,615            34,850,912
    HSBC Holdings PLC .........................              Commercial Banks                     3,254,421            55,686,238
    HSBC Holdings PLC, ADR ....................              Commercial Banks                         3,790               322,681
    Kidde PLC .................................            Electrical Equipment                  13,384,200            42,774,565
    National Grid Transco PLC .................    Multi-Utilities & Unregulated Power            4,569,990            43,552,536
    Pearson PLC ...............................                   Media                           3,511,000            42,356,012
    Rentokil Initial PLC ......................       Commercial Services & Supplies              6,043,130            17,138,325
(a) Rolls-Royce Group PLC .....................            Aerospace & Defense                   13,555,704            64,268,473
(a) Rolls-Royce Group PLC, B ..................            Aerospace & Defense                  431,071,387               843,973
    Shell Transport & Trading Co. PLC, ADR ....                 Oil & Gas                         1,641,890            84,393,146
    Shire Pharmaceuticals Group PLC ...........              Pharmaceuticals                      2,293,320            24,078,583
    Shire Pharmaceuticals Group PLC, ADR ......              Pharmaceuticals                          8,590               274,451
    Smiths Group PLC ..........................          Industrial Conglomerates                 2,637,720            41,617,833
    Standard Chartered PLC ....................              Commercial Banks                     2,715,610            50,483,095
    Vodafone Group PLC ........................    Wireless Telecommunication Services           21,421,260            58,078,102
    Yell Group PLC ............................                   Media                           2,599,590            21,955,154
                                                                                                                  ---------------
                                                                                                                    1,037,414,651
                                                                                                                  ---------------
    UNITED STATES .4%
(a) News Corp. Ltd., A ........................                   Media                           1,089,919            20,337,889
                                                                                                                  ---------------
    TOTAL COMMON STOCKS
     (COST $3,440,666,938).....................                                                                     5,307,291,263
                                                                                                                  ---------------
    PREFERRED STOCKS (COST $99,850)
    BRAZIL
    Cia Vale do Rio Doce, A, ADR, pfd. ........              Metals & Mining                         11,115               270,984
                                                                                                                  ---------------


16 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/PRINCIPAL
    FOREIGN EQUITY SERIES                                                                        AMOUNT(d)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 7.6%
(b) Franklin Institutional Fiduciary Trust Money
     Market Portfolio ............................                                              160,093,425       $   160,093,425
(c) U.S. Treasury Bills, 2/03/05 - 3/31/05 .......                                              270,000,000           269,082,129
                                                                                                                  ----------------
    TOTAL SHORT TERM INVESTMENTS
     (COST $429,106,877) .........................                                                                    429,175,554
                                                                                                                  ----------------
    TOTAL INVESTMENTS (COST $3,869,873,665)
     101.4% ......................................                                                                  5,736,737,801
    OTHER ASSETS, LESS LIABILITIES (1.4)% ........                                                                    (78,568,113)
                                                                                                                  ----------------
    NET ASSETS 100.0% ............................                                                                $ 5,658,169,688
                                                                                                                  ================

CURRENCY ABBREVIATIONS: | EUR - Euro | FIM - Finnish Markka |
SEK - Swedish Krona

(a)   Non-income producing.

(b) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

(c)   Security is traded on a discount basis with no stated coupon rate.

(d)   The principal amount is stated in U.S. dollars unless otherwise indicated.


                         Annual Report | See notes to financial statements. | 17

TEMPLETON INSTITUTIONAL FUNDS, INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

                                                ---------------
                                                    FOREIGN
                                                 EQUITY SERIES
                                                ---------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............     $ 3,709,780,240
  Cost - Sweep Money Fund (Note 7) ........         160,093,425
                                                ----------------
  Total cost of investments ...............       3,869,873,665
                                                ================
  Value - Unaffiliated issuers ............       5,576,644,376
  Value - Sweep Money Fund (Note 7) .......         160,093,425
                                                ----------------
  Total value of investments ..............       5,736,737,801
 Cash .....................................             220,510
 Foreign currency, at value (cost $54,478)               61,175
 Receivables:
  Capital shares sold .....................           4,589,895
  Dividends ...............................           6,123,626
                                                ----------------
      Total assets ........................       5,747,733,007
                                                ----------------
Liabilities:
 Payables:
  Capital shares redeemed .................          85,323,352
  Affiliates ..............................           3,585,339
 Deferred tax .............................             332,213
 Other liabilities ........................             322,415
                                                ----------------
      Total liabilities ...................          89,563,319
                                                ----------------
Net assets, at value ......................     $ 5,658,169,688
                                                ================
Net assets consist of:
 Undistributed net investment income ......     $     6,273,524
 Net unrealized appreciation (depreciation)       1,866,756,932
 Accumulated net realized gain (loss) .....        (259,955,008)
 Capital shares ...........................       4,045,094,240
                                                ----------------
Net assets, at value ......................     $ 5,658,169,688
                                                ================
Shares outstanding ........................         279,178,456
                                                ================
Net asset value per share(a) ..............     $         20.27
                                                ================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


18 | See notes to financial statements. | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

STATEMENT OF OPERATIONS
for the year ended December 31, 2004

                                                                              -------------
                                                                                 FOREIGN
                                                                              EQUITY SERIES
                                                                              -------------
Investment income:
 Dividends (net of foreign taxes of $15,674,569):
  Unaffiliated issuers ..................................................     $ 130,128,918
  Sweep Money Fund (Note 7) .............................................         1,212,011
 Interest ...............................................................         1,871,341
                                                                              --------------
      Total investment income ...........................................       133,212,270
                                                                              --------------
Expenses:
 Management fees (Note 3) ...............................................        33,538,027
 Administrative fees (Note 3) ...........................................         4,116,372
 Transfer agent fees (Note 3) ...........................................            57,900
 Custodian fees (Note 4) ................................................         2,022,300
 Reports to shareholders ................................................            60,000
 Registration and filing fees ...........................................            81,800
 Professional fees ......................................................           182,335
 Directors' fees and expenses ...........................................           117,600
 Other ..................................................................           160,700
                                                                              --------------
      Total expenses ....................................................        40,337,034
      Expense reductions (Note 4) .......................................           (23,554)
                                                                              --------------
        Net expenses ....................................................        40,313,480
                                                                              --------------
          Net investment income .........................................        92,898,790
                                                                              --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................        99,026,684
  Foreign currency transactions .........................................          (495,492)
                                                                              --------------
      Net realized gain (loss) ..........................................        98,531,192
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................       797,144,359
  Translation of assets and liabilities denominated in foreign currencies           (63,024)
  Deferred taxes ........................................................         8,659,231
                                                                              --------------
      Net change in unrealized appreciation (depreciation) ..............       805,740,566
                                                                              --------------
Net realized and unrealized gain (loss) .................................       904,271,758
                                                                              --------------
Net increase (decrease) in net assets resulting from operations .........     $ 997,170,548
                                                                              ==============


                         Annual Report | See notes to financial statements. | 19

TEMPLETON INSTITUTIONAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003

                                                                                          -----------------------------------
                                                                                                  FOREIGN EQUITY SERIES
                                                                                          -----------------------------------
                                                                                               2004                2003
                                                                                          -----------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .............................................................    $    92,898,790     $    66,241,621
   Net realized gain (loss) from investments and foreign currency transactions .......         98,531,192        (151,574,685)
   Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies, and deferred taxes .....        805,740,566       1,439,364,827
                                                                                          ------------------------------------
      Net increase (decrease) in net assets resulting from operations ................        997,170,548       1,354,031,763
Distributions to shareholders from:
 Net investment income:
  Primary Shares .....................................................................        (72,392,703)        (80,683,825)
  Service Shares .....................................................................                 --                (313)
                                                                                          ------------------------------------
Total distributions to shareholders ..................................................        (72,392,703)        (80,684,138)

Capital share transactions (Note 2):
  Primary Shares .....................................................................         90,602,987         204,511,702
  Service Shares .....................................................................                 --             (17,258)
                                                                                          ------------------------------------
Total capital share transactions .....................................................         90,602,987         204,494,444
Redemption fees ......................................................................             24,434                  --
                                                                                          ------------------------------------
     Net increase (decrease) in net assets ...........................................      1,015,405,266       1,477,842,069
Net assets:
 Beginning of year ...................................................................      4,642,764,422       3,164,922,353
                                                                                          ------------------------------------
 End of year .........................................................................    $ 5,658,169,688     $ 4,642,764,422
                                                                                          ====================================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of year .........................................................................    $     6,273,524     $   (13,659,162)
                                                                                          ====================================


20 | See notes to financial statements. | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company). The Company is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in the equity securities of companies located outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

U.S. Government securities, generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                              Annual Report | 21

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


22 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. When the Fund invests in these securities, the Fund records an estimated deferred tax liability for net unrealized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEE

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 1% of the amount redeemed. Effective March 1, 2005, the fee will increase to 2%. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                              Annual Report | 23

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES

2. CAPITAL STOCK

At December 31, 2004, there were 1.14 billion shares authorized ($0.01 par value), for the Company, of which 555 million have been classified as Primary shares. Transactions in the Fund's shares were as follows:

                                  ---------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                              2004                              2003
                                  ---------------------------------------------------------------
                                     SHARES          AMOUNT            SHARES           AMOUNT
                                  ---------------------------------------------------------------
PRIMARY SHARES:
 Shares sold .................     47,051,626     $ 832,987,696      68,564,860     $ 964,509,589
 Shares issued in reinvestment
  of distributions ...........      3,305,980        62,226,817       4,625,802        68,892,941
 Shares redeemed .............    (45,065,673)     (804,611,526)    (60,226,673)     (828,890,828)
                                  ----------------------------------------------------------------
 Net increase (decrease) .....      5,291,933     $  90,602,987      12,963,989     $ 204,511,702
                                  ================================================================
SERVICE SHARES(a):
 Shares liquidated ...........             --     $          --          (1,024)    $     (17,258)
                                  ================================================================

(a)   On December 30, 2003, the Service Shares were terminated.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers or directors of the following entities:

-----------------------------------------------------------------------------------------
ENTITY                                                             AFFILIATION
-----------------------------------------------------------------------------------------
Templeton Investment Counsel, LLC (TIC)                            Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
      0.700%              Up to and including $1 billion
      0.680%              Over $1 billion, up to and including $5 billion
      0.660%              Over $5 billion, up to and including $10 billion
      0.640%              Over $10 billion, up to and including $15 billion
      0.620%              Over $15 billion, up to and including $20 billion
      0.600%              Over $20 billion

Prior to May 1, 2004, the Fund paid an investment management fee to TIC of .70% per year of the average daily net assets of the Fund.


24 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Company as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
       0.150%             Up to and including $200 million
       0.135%             Over $200 million, up to and including $700 million
       0.100%             Over $700 million, up to and including $1.2 billion
       0.075%             Over $1.2 billion

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $57,900, of which $16,152 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 .......................................    $    82,638,416
 2011 .......................................        177,000,923
                                                 ---------------
                                                 $   259,639,339
                                                 ===============


                                                              Annual Report | 25

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................    $ 3,920,497,029
                                                 ================
Unrealized appreciation .....................    $ 1,969,424,640
Unrealized depreciation .....................       (153,183,868)
                                                 ----------------
Net unrealized appreciation (depreciation) ..    $ 1,816,240,772
                                                 ================
Distributable earnings --
  undistributed ordinary income .............    $    56,581,219
                                                 ================

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                                 ------------------------------
                                                      2004            2003
                                                 ------------------------------
Distributions paid from - ordinary income ...    $  72,392,703    $  80,684,138

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004 aggregated $1,006,350,038 and $849,238,782, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


26 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES

8. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth


                                                              Annual Report | 27

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").


28 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Company, and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


                                                              Annual Report | 29

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


30 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
TEMPLETON INSTITUTIONAL FUNDS, INC. - FOREIGN EQUITY SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Foreign Equity Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California
February 9, 2005


                                                              Annual Report | 31

TEMPLETON INSTITUTIONAL FUNDS, INC.

TAX DESIGNATION (UNAUDITED)

FOREIGN EQUITY SERIES
Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $136,823,686 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2004, more than 50% of the Foreign Equity Series' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 9, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to Primary Class shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.


32 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES

-------------------------------------------------------------------------------
                                                                      ADJUSTED
                               FOREIGN      FOREIGN      FOREIGN      FOREIGN
                                 TAX         SOURCE     QUALIFIED      SOURCE
                                 PAID        INCOME     DIVIDENDS      INCOME
COUNTRY                       PER SHARE    PER SHARE    PER SHARE    PER SHARE
-------------------------------------------------------------------------------
Australia .................       0.0010       0.0209       0.0209       0.0090
Bermuda ...................       0.0000       0.0045       0.0045       0.0019
Canada ....................       0.0029       0.0140       0.0137       0.0062
Chile .....................       0.0015       0.0061       0.0061       0.0026
Denmark ...................       0.0005       0.0025       0.0025       0.0011
Finland ...................       0.0031       0.0152       0.0111       0.0089
France ....................       0.0049       0.0262       0.0258       0.0115
Germany ...................       0.0048       0.0276       0.0274       0.0119
Hong Kong .................       0.0000       0.0120       0.0000       0.0120
India .....................       0.0000       0.0058       0.0030       0.0041
Italy .....................       0.0028       0.0135       0.0126       0.0063
Japan .....................       0.0011       0.0114       0.0114       0.0049
Mexico ....................       0.0000       0.0042       0.0042       0.0018
Netherlands ...............       0.0044       0.0212       0.0212       0.0091
New Zealand ...............       0.0004       0.0034       0.0034       0.0015
Norway ....................       0.0006       0.0030       0.0030       0.0013
Portugal ..................       0.0005       0.0028       0.0028       0.0012
Singapore .................       0.0008       0.0028       0.0000       0.0028
South Korea ...............       0.0039       0.0174       0.0174       0.0075
Spain .....................       0.0035       0.0225       0.0224       0.0097
Sweden ....................       0.0074       0.0377       0.0377       0.0162
Switzerland ...............       0.0012       0.0059       0.0059       0.0025
Taiwan ....................       0.0012       0.0042       0.0042       0.0018
United Kingdom ............       0.0094       0.0946       0.0946       0.0405
                              -------------------------------------------------
TOTAL .....................   $   0.0559   $   0.3794   $   0.3558   $   0.1763
                              -------------------------------------------------

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.


                                                              Annual Report | 33

TEMPLETON INSTITUTIONAL FUNDS, INC.

FOREIGN EQUITY SERIES
Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.


34 | Annual Report

BOARD MEMBERS AND OFFICERS

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)           Director       Since 1992          142                       Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                       company).
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (60)          Director       Since 1990          21                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)        Director       Since 1992          143                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (52)           Director       Since 1996          98                        Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                       (exploration and refining of oil
Suite 2100                                                                                   and gas); H.J. Heinz Company
Fort Lauderdale, FL 33394-3091                                                               (processed foods and allied
                                                                                             products); RTI International
                                                                                             Metals, Inc. (manufacture and
                                                                                             distribution of titanium); Canadian
                                                                                             National Railway (railroad); and
                                                                                             White Mountains Insurance Group, Ltd.
                                                                                             (holding company).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)          Director       Since 1993          142                       Director, Martek Biosciences
500 East Broward Blvd.                                                                       Corporation; MedImmune, Inc.
Suite 2100                                                                                   (biotechnology); and Overstock.com
Fort Lauderdale, FL 33394-3091                                                               (Internet services); and FORMERLY,
                                                                                             Director, MCI Communication
                                                                                             Corporation (subsequently known as
                                                                                             MCI WorldCom, Inc. and WorldCom,
                                                                                             Inc.) (communications services)
                                                                                             (1988- 2002), White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company) (1987- 2004), and
                                                                                             Spacehab, Inc. (aerospace services)
                                                                                             (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (75)           Director       Since 1992          28                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (72)             Director       Since 2003          21                        Director, White Mountains Insurance
500 East Broward Blvd.                                                                       Group Ltd. (holding company); Amerada
Suite 2100                                                                                   Hess Corporation (exploration and
Fort Lauderdale, FL 33394-3091                                                               refining of oil and gas); and
                                                                                             Sentient Jet (private jet service);
                                                                                             and FORMERLY, Director, Becton
                                                                                             Dickinson and Co. (medical
                                                                                             technology), Cooper Industries
                                                                                             (electrical products and tools and
                                                                                             hardware), Health Net (formerly
                                                                                             Foundation Health), The Hertz
                                                                                             Corporation, Pacific Southwest
                                                                                             Airlines, The RCA Corporation, Unicom
                                                                                             (formerly Commonwealth Edison) and
                                                                                             UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.
TSERETOPOULOS (50)              Director       Since 1990          21                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (74)        Director       Since 1993          18                        Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                       (exploration and refining of oil and
Suite 2100                                                                                   gas); Total Logistics, Inc. (formerly
Fort Lauderdale, FL 33394-3091                                                               C2, Inc. (operating and investment
                                                                                             business)); and Weatherford
                                                                                             International, Ltd (oilfield products
                                                                                             and servicing) (2004-present); and
                                                                                             FORMERLY, Director, H.J. Heinz
                                                                                             Company (processed foods and allied
                                                                                             products) (1987-1988; 1993-2003).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and
U.S. Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (71)       Director,      Director and Vice   142                       None
One Franklin Parkway            Vice President President since
San Mateo, CA 94403-1906        and Chairman   1993 and
                                of the Board   Chairman of the
                                               Board since 1995
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (59)            Vice           Since 1996          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)             Chief          Since July 2004     Not Applicable            Not Applicable
One Franklin Parkway            Compliance
San Mateo, CA 94403-1906        Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (40)         Vice           Since 2001          Not Applicable            Not Applicable
PO Box N-7759                   President
Lyford Cay, Nassau, Bahamas
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)         Vice           Since 1990          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)           Senior Vice    Since 2002          Not Applicable            Not Applicable
500 East Broward Blvd.          President
Suite 2100                      and Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)              Vice           Since 2000          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)           Vice           Since 2000          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (64)     Vice           Since 1996          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (64)                Vice           Since 1994          Not Applicable            Not Applicable
500 East Broward Blvd.          President
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)          Vice           Since 2002          Not Applicable            Not Applicable
600 Fifth Avenue                President
Rockefeller Center              - AML
New York, NY 10020-2302         Compliance
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (68)                Vice           Since 1993          Not Applicable            Not Applicable
17th Floor, The Chater House    President
8 Connaught Road
Central Hong Kong
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
-----------------------------------------------------------------------------------------------------------------------------------
DONALD F. REED (60)             President and  President since     Not Applicable            Not Applicable
1 Adelaide Street East,         Chief          1993 and Chief
Suite 2101                      Executive      Executive Officer -
Toronto, Ontario Canada         Officer -      Investment
M5C 3B8                         Investment     Management
                                Management     since 2002
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Templeton Worldwide, Inc.; Chief Executive Officer, Templeton Investment Counsel, LLC;
President, Chief Executive Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and FORMERLY, Chairman and Director of FTTrust Company.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (44)         Secretary      Since December      Not Applicable            Not Applicable
500 East Broward Blvd.                         2004
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
Investment Counsel, LLC and Fiduciary Trust International of the South; officer of 15 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America (1997-2001).
-----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (48)          Treasurer      Since October       Not Applicable            Not Applicable
500 East Broward Blvd.                         2004
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 15 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)          Vice           Since 2000          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)            Chief          Since May 2004      Not Applicable            Not Applicable
500 East Broward Blvd.          Financial
Suite 2100                      Officer and
Fort Lauderdale, FL 33394-3091  Chief
                                Accounting
                                Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered to be an interested person of Templeton Institutional Funds, Inc. (TIFI) under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of TIFI'S advisers and distributor. Nicholas F. Brady is considered to be an interested person of TIFI under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1992 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVE THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.


                                                              Annual Report | 41

TEMPLETON INSTITUTIONAL FUNDS, INC.

SHAREHOLDER INFORMATION

FOREIGN EQUITY SERIES
PROXY VOTING POLICIES AND PROCEDURES
The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS
The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


42 | Annual Report

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

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

         [LOGO]                 FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)        600 Fifth Avenue
      INSTITUTIONAL             New York, NY 10020
                                FRANKLINTEMPLETONINSTITUTIONAL.COM


ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563

This report must be preceded or accompanied by the current Templeton Institutional Funds, Inc., Foreign Equity Series prospectus, which contains more complete information including charges, expenses, and risk factors. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT454 A2004 02/05

                                                     ANNUAL REPORT |
--------------------------------------------------------------------- 12 31 2004

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                           TEMPLETON INSTITUTIONAL FUNDS, INC.

                                         ---------------------------------------

                                              Emerging Markets Series


                                     [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

CONTENTS

ANNUAL REPORT
--------------------------------------------------------------------------------

TIFI Emerging Markets Series ..............................................    2

Performance Summary .......................................................    6

Your Fund's Expenses ......................................................    8

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   19

Report of Independent Registered Public Accounting Firm ...................   29

Tax Designation ...........................................................   30

Board Members and Officers ................................................   33

Shareholder Information ...................................................   40

             ------------------------------------------------------
             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             ------------------------------------------------------

                                                               Annual Report | 1

ANNUAL REPORT

TIFI EMERGING MARKETS SERIES

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market companies.

--------------------------------------------------------------------------------
      PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This is the Templeton Institutional Funds, Inc. (TIFI) Emerging Markets Series (the "Fund") annual report for the fiscal year ended December 31, 2004.

PERFORMANCE OVERVIEW

The Fund posted a 26.40% cumulative total return for the 12-month period ended December 31, 2004. The Fund underperformed the S&P/IFCI Composite Index(1), which returned 28.11% for the period, but outperformed the MSCI Emerging Markets Index,(2),(3) which returned 25.95% during the same period.

ECONOMIC AND MARKET OVERVIEW

In terms of stock market performance and economic developments, 2004 was another positive year for emerging markets. The MSCI Emerging Markets Index(2) recorded a 25.95% gain for the period (in U.S. dollar terms) as strong stock prices and a sliding U.S. dollar boosted performance in the fourth quarter. Despite recording double-digit gains, Asian stock markets did not perform as well as those in other emerging markets regions as rising interest rates in the United States, high commodity prices, and concerns over China's overheating economy continued to affect sentiment. In Africa, U.S. investors

(1) Source: Standard & Poor's Micropal. The S&P/International Finance Corporation Investable (IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity performance of global emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Standard & Poor's Micropal. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(3) All MSCI data is presented "as is." The Fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the Fund described herein. Copying or distributing the MSCI data is strictly prohibited.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S
STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


2 | Annual Report
in the South African market benefited from a strengthening rand, which greatly enlarged the performance of that market (in U.S. dollar terms).

Latin American and Eastern European markets outperformed their emerging market counterparts as both regions continued to attract greater investor interest. Most Latin American economies recorded strong economic growth, which in turn was reflected in the strong stock market performance of those countries. In Eastern Europe, new member countries began to see positive developments as a result of accession into the European Union (EU) in the form of higher investment inflows, which boosted local stock markets. The Turkish market also recorded strong gains as investors reacted favorably to approval from the EU to begin formal accession talks for October 2005 as well as the government's new US$10 billion stand-by agreement with the International Monetary Fund. Bucking the regional trend, the Russian market underperformed as foreign investors remained cautious due to the decimation of Yukos by the Russian government and new tax claims on Vimpelcom.

On December 26, the largest earthquake in 40 years struck in the Indian Ocean, just north of Sumatra. Measuring 8.9 on the Richter Scale, the earthquake created monster tidal waves, also known as tsunamis, that devastated the coastal areas of Indonesia, Sri Lanka, Thailand, India, and the Maldives. The remoteness of some of these areas has complicated aid relief to the victims. While the tsunamis have had a devastating impact on the people in the region, it is estimated that their impact on the economies is quite minimal.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value, and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an "action list" from which we make our buy decisions. Before we make a purchase, we generally look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework, and political environment.

MANAGER'S DISCUSSION

In Asia, the Fund's largest purchases were undertaken in South Korea and Taiwan as we increased exposure to the electronics and semiconductor sectors. Key purchases included Samsung Electronics, one of the world's

GEOGRAPHIC DISTRIBUTION ON 12/31/04
EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Asia ..............................  56.0%
Europe ............................  20.1%
Middle-East/Africa ................  12.1%
Latin America .....................  11.6%
Short-Term Investments &
Other Net Assets ..................   0.2%

SECTOR DIVERSIFICATION ON 12/31/04
EQUITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

Consumer Staples                               22.6%
Financials                                     15.1%
Information Technology                         11.7%
Telecommunication Services                     10.9%
Energy                                         10.5%
Industrials                                     9.4%
Materials                                       9.0%
Consumer Discretionary                          6.9%
Utilities                                       2.3%
Health Care                                     1.4%
Short-Term Investments &
Other Net Assets                                0.2%


                                                               Annual Report | 3

10 LARGEST EQUITY POSITIONS
ON 12/31/04
PERCENTAGE OF TOTAL NET ASSETS

Samsung Electronics Co. Ltd.                    4.1%
Anglo American PLC                              3.1%
SABMiller PLC                                   3.0%
Kimberly Clark de Mexico SA de CV, A            2.7%
Remgro Ltd.                                     2.5%
Fraser & Neave Ltd.                             2.3%
Cia de Bebidas das Americas (Ambev),ADR, pfd.   2.3%
MOL Magyar Olaj-Es Gazipari RT                  2.2%
Inbev                                           2.2%
China Mobile (Hong Kong) Ltd., fgn.             2.2%

FUND ASSET ALLOCATION ON 12/31/04

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity ............................  99.8%
Short-Term Investments &
Other Net Assets ..................   0.2%

largest electronics manufacturers, and Taiwan Semiconductor Manufacturing Company, a leading global integrated circuit producer. Additional purchases included South Korea's Daewoo Shipbuilding & Marine Engineering, a major player in the global shipbuilding industry, and MediaTek, Taiwan's biggest integrated circuit design company. Net sales were seen in Indonesia as the market enjoyed a strong run in 2004, triggering our sell targets.

The Fund invested in several western European-listed companies with significant business exposure and growth opportunities in emerging markets. They include Oriflame Cosmetics, a cosmetic company with sales operations in over 50 countries and market leadership in more than 30 of them; Inbev, the product of a merger between Interbrew and Ambev; and HSBC Holdings, one of the largest banking and financial services organizations in the world.

Exposure to Latin America was reduced during the reporting period as the Fund undertook selective sales in Brazil, Mexico, and Argentina in addition to selling its only holding in Peru. Allowing the Fund to realize gains, significant sales included Grupo Carso and Tenaris. Benefiting from a strengthening rand and high commodity prices in 2004, the Fund locked in strong U.S. dollar returns via sales in South African companies Anglo American plc and Sasol, and BHP Billiton in the United Kingdom.

In terms of performance, the Fund's underweight position, relative to the MSCI Emerging Markets Index, in Russia, as well as overweight positions in Austria and Singapore were positive contributors. The Fund's decision not to hold Yukos in Russia helped its performance as that company's stock price continued to tumble on concerns of the Russian government's treatment of its assets. In Austria, the strongest contributors to performance were OMV and Bank Austria Creditanstalt. We believe both companies are well positioned to benefit from increasing integration with Central and Eastern Europe. However, the Fund's underweight positions in Brazil, Mexico, and South Africa were negative for relative performance. All three markets recorded strong U.S. dollar performances in 2004, resulting in increasingly expensive valuations.

With regard to sector performance, the Fund's weighting in the energy sector, on par with the index, performed extremely well. The Fund's positions in MOL, OMV, and SK Corp. contributed to its performance from the energy sector. Overweight positions in the food, beverage and tobacco and diversified financials sectors also reaped significant benefits. Within the food, beverage and tobacco sector, SABMiller and Ambev accounted for the greatest relative performance. The Fund's underweight position in the banking sector and overweight holdings in the telecommunications sector resulted in negative attribution effects during the period.


4 | Annual Report

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund's portfolio was invested predominantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

We thank you for your continued participation in the Fund and look forward to serving your investment needs.

Sincerely,

[PHOTO OMMITED]         /s/ Mark Mobius,

                        Mark Mobius, Ph.D.

                        Managing Director

                        Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

PERFORMANCE SUMMARY AS OF 12/31/04

TOTAL RETURNS

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. The unmanaged indices include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

---------------------------------------------------------------------------------------------------------------------------------
                                                         THREE         FIVE            TEN          AVERAGE         CUMULATIVE
                                        ONE               YEAR         YEAR           YEAR           ANNUAL           SINCE
                                        YEAR            AVERAGE       AVERAGE        AVERAGE         SINCE       INCEPTION(1),(2)
                                  CUMULATIVE(1),(2)  ANNUAL(1),(3) ANNUAL(1),(3)  ANNUAL(1),(3) INCEPTION(1),(3)    (5/03/93)
---------------------------------------------------------------------------------------------------------------------------------
TIFI Emerging Markets Series           26.40%            25.62%        5.07%          5.52%          6.19%           101.56%
---------------------------------------------------------------------------------------------------------------------------------
S&P/IFCI Composite Index(4)            28.11%            24.59%        6.08%          4.10%          6.84%           116.42%
---------------------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index(5),(6)     25.95%            22.76%        4.62%          3.30%          6.55%           109.62%
---------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $5,000,000 INVESTMENT

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  TIFI Emerging     IFC Investable      MSCI Emerging
Inception Date    Markets Series    Composite Index     Markets Index

May-1993 *         $5,000,000.00    $5,000,000.00      $ 5,000,000.00
 May-93             5,010,000.00     5,109,019.23        5,187,255.63
 Jun-93             5,030,000.00     5,254,042.96        5,341,071.39
 Jul-93             5,040,000.00     5,417,169.52        5,482,149.37
 Aug-93             5,415,000.00     5,857,068.15        5,945,052.77
 Sep-93             5,590,000.00     6,092,807.14        6,162,494.18
 Oct-93             5,840,000.00     6,605,720.49        6,715,410.45
 Nov-93             6,040,000.00     7,024,499.16        7,012,583.31
 Dec-93             6,646,553.30     8,224,515.25        8,171,734.77
 Jan-94             6,726,995.70     8,281,438.57        8,320,409.84
 Feb-94             6,596,276.80     8,066,417.25        8,172,393.18
 Mar-94             6,256,984.66     7,252,795.88        7,432,879.70
 Apr-94             5,912,191.34     7,115,013.28        7,284,204.64
 May-94             5,917,261.83     7,282,363.83        7,533,503.17
 Jun-94             5,775,288.11     7,021,683.16        7,325,849.35
 Jul-94             5,993,319.18     7,526,148.52        7,781,358.26
 Aug-94             6,485,156.71     8,493,643.90        8,747,125.77
 Sep-94             6,556,143.57     8,704,441.23        8,846,533.70
 Oct-94             6,373,605.93     8,418,215.46        8,686,956.81
 Nov-94             6,130,222.41     8,101,013.76        8,235,284.44
 Dec-94             5,889,313.63     7,237,911.34        7,573,856.38
 Jan-95             5,458,516.38     6,270,415.96        6,768,070.95
 Feb-95             5,342,934.63     6,189,355.54        6,594,477.42
 Mar-95             5,516,645.80     6,173,264.14        6,636,375.38
 Apr-95             5,706,148.90     6,432,335.67        6,934,092.70
 May-95             5,895,652.00     6,673,103.23        7,302,982.11
 Jun-95             5,937,763.80     6,713,130.58        7,324,583.17
 Jul-95             6,211,490.50     6,926,743.91        7,488,996.88
 Aug-95             6,043,043.30     6,741,089.39        7,312,592.43
 Sep-95             5,995,667.53     6,689,999.20        7,277,886.39
 Oct-95             5,779,844.55     6,437,565.37        6,999,288.41
 Nov-95             5,742,996.73     6,405,382.57        6,874,468.20
 Dec-95             5,817,158.25     6,628,248.45        7,179,364.78
 Jan-96             6,374,523.18     7,183,602.86        7,689,686.70
 Feb-96             6,271,473.40     7,024,096.87        7,567,424.18
 Mar-96             6,347,425.50     7,126,679.54        7,626,364.94
 Apr-96             6,515,605.15     7,414,112.16        7,931,286.85
 May-96             6,624,108.15     7,348,941.99        7,895,871.74
 Jun-96             6,634,958.45     7,436,237.83        7,945,176.86
 Jul-96             6,331,150.05     6,947,662.72        7,402,174.79
 Aug-96             6,461,353.65     7,163,086.33        7,591,646.24
 Sep-96             6,580,706.95     7,268,887.28        7,657,411.72
 Oct-96             6,564,431.50     7,112,800.71        7,453,189.26
 Nov-96             6,776,012.35     7,217,797.09        7,578,072.77
 Dec-96             6,914,456.10     7,249,376.46        7,612,348.31
 Jan-97             7,425,403.86     7,761,485.24        8,131,584.15
 Feb-97             7,708,423.28     8,141,644.54        8,479,822.13
 Mar-97             7,552,472.52     7,937,686.06        8,257,075.42
 Apr-97             7,624,878.23     7,802,920.59        8,271,661.84
 May-97             7,986,906.78     8,068,227.53        8,508,399.85
 Jun-97             8,276,529.62     8,416,606.32        8,963,744.15
 Jul-97             8,655,267.18     8,497,867.89        9,097,554.24
 Aug-97             7,886,652.72     7,412,905.30        7,939,896.88
 Sep-97             8,254,250.94     7,654,276.29        8,159,895.97
 Oct-97             6,717,022.02     6,398,342.59        6,820,959.36
 Nov-97             6,221,321.39     6,100,450.56        6,572,078.67
 Dec-97             6,131,713.60     6,181,108.70        6,730,452.69
 Jan-98             5,635,027.06     5,775,806.58        6,202,581.49
 Feb-98             6,190,842.95     6,365,556.36        6,849,980.25
 Mar-98             6,433,876.04     6,615,174.19        7,147,241.75
 Apr-98             6,445,746.66     6,633,075.87        7,069,384.23
 May-98             5,537,644.23     5,805,575.67        6,100,590.55
 Jun-98             5,003,466.33     5,210,596.19        5,460,662.26
 Jul-98             5,039,078.19     5,418,376.38        5,633,799.96
 Aug-98             3,869,822.12     3,895,124.31        4,004,844.41
 Sep-98             4,065,687.35     4,082,589.11        4,258,891.13
 Oct-98             4,677,024.28     4,551,452.25        4,707,360.06
 Nov-98             5,181,525.63     4,893,796.77        5,098,863.48
 Dec-98             5,026,104.06     4,820,782.04        5,024,969.11
 Jan-99             4,784,173.66     4,709,349.10        4,943,895.48
 Feb-99             4,784,173.66     4,793,225.52        4,991,985.07
 Mar-99             5,452,933.09     5,347,171.94        5,649,880.47
 Apr-99             6,518,100.93     6,076,313.46        6,348,888.80
 May-99             6,342,590.32     5,929,278.30        6,311,954.28
 Jun-99             6,959,903.50     6,618,392.47        7,028,309.29
 Jul-99             6,651,246.91     6,522,246.36        6,837,381.74
 Aug-99             6,415,215.40     6,592,646.23        6,899,589.25
 Sep-99             6,130,767.17     6,409,003.14        6,666,092.66
 Oct-99             6,306,277.78     6,518,022.37        6,808,031.64
 Nov-99             6,838,861.70     7,103,950.44        7,418,470.55
 Dec-99             7,870,057.80     8,056,158.98        8,361,953.26
 Jan-00             7,516,210.24     8,067,624.10        8,411,790.18
 Feb-00             7,247,774.16     8,059,779.55        8,522,884.97
 Mar-00             7,342,709.00     8,177,649.05        8,564,479.04
 Apr-00             6,707,927.84     7,331,643.74        7,752,628.59
 May-00             6,170,805.32     7,127,484.11        7,432,119.99
 Jun-00             6,628,580.19     7,329,230.03        7,693,915.74
 Jul-00             6,347,811.60     6,976,828.39        7,298,221.27
 Aug-00             6,469,884.90     7,003,178.05        7,334,104.86
 Sep-00             5,835,103.74     6,376,820.34        6,693,720.75
 Oct-00             5,346,810.54     5,860,487.57        6,208,405.93
 Nov-00             5,066,041.95     5,342,746.80        5,665,581.13
 Dec-00             5,350,568.01     5,497,425.38        5,802,366.75
 Jan-01             5,956,059.54     6,203,435.51        6,601,352.79
 Feb-01             5,486,494.68     5,725,520.96        6,084,459.39
 Mar-01             4,973,680.43     5,232,319.58        5,486,846.90
 Apr-01             5,233,176.80     5,542,079.01        5,757,961.75
 May-01             5,418,531.35     5,709,831.84        5,826,690.10
 Jun-01             5,393,817.41     5,606,444.61        5,707,086.57
 Jul-01             5,078,714.67     5,223,268.16        5,346,452.67
 Aug-01             5,097,250.13     5,152,264.86        5,293,716.19
 Sep-01             4,460,866.17     4,353,528.04        4,474,357.29
 Oct-01             4,596,792.84     4,623,461.26        4,752,030.96
 Nov-01             4,874,824.67     5,165,137.98        5,248,158.97
 Dec-01             5,083,257.28     5,594,778.34        5,664,732.78
 Jan-02             5,347,486.00     5,794,512.83        5,856,698.61
 Feb-02             5,341,194.84     5,906,348.06        5,952,915.76
 Mar-02             5,661,423.04     6,317,885.59        6,310,991.98
 Apr-02             5,850,557.44     6,376,418.05        6,351,952.96
 May-02             5,812,730.56     6,272,025.10        6,250,747.05
 Jun-02             5,447,070.72     5,819,454.50        5,781,803.95
 Jul-02             5,157,064.64     5,450,961.46        5,342,021.03
 Aug-02             5,144,455.68     5,521,562.47        5,424,322.85
 Sep-02             4,766,186.88     4,908,077.88        4,839,131.60
 Oct-02             4,892,276.48     5,223,268.16        5,153,132.03
 Nov-02             5,289,458.72     5,585,928.07        5,507,840.20
 Dec-02             5,182,639.20     5,374,728.46        5,324,838.94
 Jan-03             5,125,054.32     5,379,153.59        5,301,655.15
 Feb-03             5,118,656.00     5,220,049.88        5,158,563.95
 Mar-03             4,933,401.60     5,028,361.09        5,012,294.63
 Apr-03             5,447,297.60     5,541,877.87        5,458,750.33
 May-03             5,768,482.60     5,927,266.88        5,850,684.24
 Jun-03             5,961,193.60     6,294,150.78        6,183,981.28
 Jul-03             6,218,141.60     6,632,472.44        6,571,103.71
 Aug-03             6,513,631.80     7,110,990.43        7,012,330.08
 Sep-03             6,706,342.80     7,188,631.43        7,063,737.06
 Oct-03             7,226,662.50     7,772,346.93        7,664,844.21
 Nov-03             7,374,407.60     7,872,314.75        7,759,048.14
 Dec-03             7,973,126.82     8,446,375.41        8,321,536.74
 Jan-04             8,228,633.76     8,735,014.88        8,617,076.23
 Feb-04             8,530,000.92     9,155,804.97        9,014,581.35
 Mar-04             8,521,264.80     9,324,764.66        9,130,411.66
 Apr-04             8,041,286.15     8,621,369.38        8,383,934.18
 May-04             7,942,660.40     8,504,304.45        8,218,811.41
 Jun-04             8,107,036.65     8,504,706.73        8,256,353.70
 Jul-04             7,982,110.70     8,329,712.77        8,110,362.94
 Aug-04             8,251,687.75     8,702,027.52        8,449,864.27
 Sep-04             8,679,066.00     9,204,481.45        8,937,901.38
 Oct-04             8,935,492.95     9,470,592.97        9,152,025.38
 Nov-04             9,619,298.15    10,293,466.89        9,999,734.10
 Dec-04            10,078,173.39    10,821,063.64       10,481,136.42


6 | Annual Report

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

(2) Cumulative total return shows the change in value of an investment over the indicated periods. It assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period, and the deduction of all applicable charges and fees.

(3) Average annual total return represents the change in value of an investment over the indicated periods.

(4) Source: Standard & Poor's Micropal. The S&P/International Finance Corporation Investable (IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity performance of global emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(5) Source: Standard & Poor's Micropal. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(6) All MSCI data is presented "as is." The Fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the Fund described herein. Copying or distributing the MSCI data is strictly prohibited.


                                                               Annual Report | 7

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES PAID DURING
                                          VALUE ON 6/30/04     VALUE ON 12/31/04   PERIOD* 6/30/04-12/31/04
-----------------------------------------------------------------------------------------------------------
Actual                                       $ 1,000.00           $ 1,243.10                $ 8.06
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)     $ 1,000.00           $ 1,017.95                $ 7.25
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.43% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                               Annual Report | 9

TEMPLETON INSTITUTIONAL FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS SERIES

                                                ---------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                   2004            2003             2002           2001            2000
                                                ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $     12.18     $      8.10     $       8.08    $      8.66     $     12.90
                                                ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ...................           .21             .24              .14            .15             .13

 Net realized and unrealized gains (losses) .          2.97            4.10              .02           (.58)          (4.26)
                                                ---------------------------------------------------------------------------

Total from investment operations ............          3.18            4.34              .16           (.43)          (4.13)
                                                ---------------------------------------------------------------------------

Less distributions from net investment income          (.27)           (.26)            (.14)          (.15)           (.11)
                                                ---------------------------------------------------------------------------

Redemption fees .............................            --(c)           --               --             --              --
                                                ---------------------------------------------------------------------------

Net asset value, end of year ................   $     15.09     $     12.18     $       8.10    $      8.08     $      8.66
                                                ===========================================================================

Total return(b) .............................         26.40%          53.84%            1.96%         (5.00)%        (32.01)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $ 2,063,532     $ 2,092,229     $  1,234,595    $ 1,274,579     $ 1,676,028

Ratios to average net assets:

 Expenses ...................................          1.45%           1.46%            1.49%          1.45%           1.47%

 Net investment income ......................          1.62%           2.52%            1.67%          1.85%           1.21%

Portfolio turnover rate .....................         52.07%          46.83%           53.36%         64.92%          82.86%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.


10 | See notes to financial statements. | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

---------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS SERIES                                         INDUSTRY                  SHARES/RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 94.0%
    ARGENTINA .3%
    Tenaris SA, ADR ........................          Energy Equipment & Services                124,701     $    6,097,879
                                                                                                             --------------

    AUSTRIA 2.9%
    Bank Austria Creditanstalt .............               Commercial Banks                      501,500         45,255,591
    OMV AG .................................                   Oil & Gas                          48,632         14,630,120
                                                                                                             --------------
                                                                                                                 59,885,711
                                                                                                             --------------
    BELGIUM 2.2%
    Inbev ..................................                   Beverages                       1,179,400         45,676,703
                                                                                                             --------------
    BRAZIL 1.5%
    Centrais Eletricas Brasileiras SA ......              Electric Utilities                 523,418,000          7,587,195
    Centrais Eletricas Brasileiras SA
     (Non-Taxable)                                        Electric Utilities                  82,221,000          1,191,833
    Embraer-Empresa Brasileiras de
     Aeronautica SA ........................              Aerospace & Defense                     78,058            464,351
    Embraer-Empresa Brasileira de
     Aeronautica SA, ADR ...................              Aerospace & Defense                          1                 11
    Souza Cruz SA (Non-Taxable) ............                    Tobacco                        1,411,873         18,934,833
    Unibanco Uniao de Bancos
     Brasileiros SA, GDR ...................               Commercial Banks                       90,700          2,877,004
                                                                                                             --------------
                                                                                                                 31,055,227
                                                                                                             --------------
    CHINA 7.4%
(a) Air China Ltd., 144A ..................                   Airlines                         3,836,000          1,480,547
    Aluminum Corp. of China Ltd., H ........                Metals & Mining                   13,566,000          8,028,458
    Anhui Conch Cement Co. Ltd. ............            Construction Materials                 6,384,000          6,940,202
    China Mobile (Hong Kong) Ltd., fgn. ....      Wireless Telecommunication Services         13,403,000         45,436,529
    China Petroleum & Chemical Corp., H ....                   Oil & Gas                      25,700,000         10,580,486
    China Resources Enterprise Ltd. ........                 Distributors                     14,440,000         22,571,789
    China Travel International Investment
     Hong Kong Ltd. ........................         Hotels Restaurants & Leisure             45,688,000         14,694,833
    Denway Motors Ltd. .....................                  Automobiles                     10,393,000          3,710,448
    Huadian Power International Corp.
     Ltd., H ...............................              Electric Utilities                  19,420,000          5,746,449
    Lenovo Group Ltd. ......................            Computers & Peripherals                4,216,045          1,261,103
    PetroChina Co. Ltd., H .................                   Oil & Gas                      26,032,000         13,898,827
    Shanghai Industrial Holdings Ltd. ......           Industrial Conglomerates                5,814,000         12,416,684
    Travelsky Technology Ltd., H ...........                  IT Services                      6,334,000          5,133,826
                                                                                                             --------------
                                                                                                                151,900,181
                                                                                                             --------------
    CROATIA .6%
    Pliva D D, GDR, Reg S ..................                Pharmaceuticals                    1,032,800         12,858,360
                                                                                                             --------------
    GREECE 1.4%
    Hellenic Telecommunications
     Organization SA (OTE) .................    Diversified Telecommunication Services           468,640          8,407,183
    Titan Cement Co. .......................            Construction Materials                   664,140         19,646,979
                                                                                                             --------------
                                                                                                                 28,054,162
                                                                                                             --------------


                                                              Annual Report | 11

TEMPLETON INSTITUTIONAL FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                    INDUSTRY                   SHARES/RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HONG KONG 3.2%
    Cheung Kong Holdings Ltd. ..............                 Real Estate                       3,165,000     $   31,557,161
    Cheung Kong Infrastructure Holdings Ltd.              Electric Utilities                   2,382,000          6,879,876
    Guoco Group Ltd. .......................        Diversified Financial Services             1,194,000         11,674,557
    Henderson Investment Ltd. ..............                  Real Estate                      4,770,000          6,965,251
    MTR Corp. Ltd. .........................                  Road & Rail                      6,045,826          9,683,838
                                                                                                             --------------
                                                                                                                 66,760,683
                                                                                                             --------------
    HUNGARY 3.9%
    Egis RT ................................                Pharmaceuticals                       22,359          1,348,717
    Gedeon Richter Ltd. ....................                Pharmaceuticals                      105,988         13,314,486
    Matav RT ...............................    Diversified Telecommunication Services         3,946,593         18,892,103
    MOL Magyar Olaj-Es Gazipari RT .........                   Oil & Gas                         650,154         45,730,256
                                                                                                             --------------
                                                                                                                 79,285,562
                                                                                                             --------------
    INDIA 3.3%
    Gail (India) Ltd. ......................                 Gas Utilities                     1,927,980         10,284,046
    Hindustan Lever Ltd. ...................              Household Products                   6,636,800         22,020,365
    Hindustan Petroleum Corp. Ltd. .........                   Oil & Gas                       2,709,000         25,085,653
    Tata Motors Ltd. .......................                  Automobiles                        158,800          1,854,747
    Tata Tea Ltd. ..........................                 Food Products                       797,625          8,727,770
                                                                                                             --------------
                                                                                                                 67,972,581
                                                                                                             --------------
    INDONESIA
    PT Bank Danamon ........................               Commercial Banks                      500,000            235,659
    PT Perusahaan Gas Negara ...............                 Gas Utilities                       350,000             71,640
                                                                                                             --------------
                                                                                                                    307,299
                                                                                                             --------------
    MALAYSIA 1.2%
    Kuala Lumpur Kepong Bhd. ...............                 Food Products                       418,486            759,883
    Resorts World Bhd. .....................         Hotels Restaurants & Leisure              3,836,000         10,094,737
    SIME Darby Bhd. ........................           Industrial Conglomerates                3,895,600          6,150,947
    Tanjong PLC ............................         Hotels Restaurants & Leisure                587,200          2,178,821
    YTL Corp. Bhd. .........................              Electric Utilities                     826,900          1,164,188
    YTL Power International Bhd. ...........                Water Utilities                    8,343,900          3,952,374
                                                                                                             --------------
                                                                                                                 24,300,950
                                                                                                             --------------
    MEXICO 4.0%
    Fomento Economico Mexicano SA de CV
     Femsa, ADR ............................                   Beverages                         327,190         17,213,466
    Kimberly Clark de Mexico SA de CV, A ...              Household Products                  15,955,381         55,166,786
    Telefonos de Mexico SA de CV
     (Telmex), L, ADR ......................    Diversified Telecommunication Services           266,584         10,215,499
                                                                                                             --------------
                                                                                                                 82,595,751
                                                                                                             --------------
    PHILIPPINES 1.3%
    San Miguel Corp., B ....................                   Beverages                      19,431,544         25,966,429
                                                                                                             --------------
    POLAND 3.2%
    Polski Koncern Naftowy Orlen SA ........                   Oil & Gas                       2,328,571         29,218,252
    Telekomunikacja Polska SA ..............    Diversified Telecommunication Services         5,635,193         37,037,949
                                                                                                             --------------
                                                                                                                 66,256,201
                                                                                                             --------------


12 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                    INDUSTRY                   SHARES/RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    RUSSIA .8%
(b) Lukoil Holdings, ADR ...................                   Oil & Gas                         142,350     $   17,281,290
                                                                                                             --------------
    SINGAPORE 8.0%
    Comfortdelgro Corp. Ltd. ...............                  Road & Rail                     15,612,000         14,824,848
    Dairy Farm International Holdings Ltd. .           Food & Staples Retailing                3,171,319          7,674,592
    Fraser & Neave Ltd. ....................                   Beverages                       4,771,318         47,645,949
    Keppel Corp. Ltd. ......................           Industrial Conglomerates                7,921,053         41,733,171
    Singapore Press Holdings Ltd. ..........                     Media                         3,232,500          9,109,539
    Singapore Technologies Engineering Ltd.               Aerospace & Defense                  9,398,000         13,415,022

    Singapore Telecommunications Ltd. ......    Diversified Telecommunication Services        19,195,428         27,988,188
(a) Suntec Real Estate Investment Trust ....                  Real Estate                      3,308,000          2,249,513
                                                                                                             --------------
                                                                                                                164,640,822
                                                                                                             --------------
    SOUTH AFRICA 12.1%
    Anglo American PLC .....................                Metals & Mining                    2,713,904         63,955,196
    Liberty Group Ltd. .....................                   Insurance                          61,975            728,603
    Nedcor Ltd. ............................               Commercial Banks                    1,053,819         14,472,572
    Nedcor Ltd., 144A ......................               Commercial Banks                      251,125          3,448,813
    Old Mutual PLC .........................                   Insurance                       7,880,970         20,043,543
    Remgro Ltd. ............................        Diversified Financial Services             3,137,613         52,262,165
    SABMiller PLC ..........................                   Beverages                       3,631,726         61,191,217
    Sappi Ltd. .............................            Paper & Forest Products                  917,500         13,442,630
    Sasol Ltd. .............................                   Oil & Gas                         969,000         20,697,087
                                                                                                             --------------
                                                                                                                250,241,826
                                                                                                             --------------
    SOUTH KOREA 17.7%
    CJ Corp. ...............................                 Food Products                       386,390         26,426,209
(a) Daewoo Shipbuilding & Marine
     Engineering Co. Ltd. ..................                  Machinery                        2,043,510         30,399,975
(a) Hite Brewery Co. Ltd. ..................                  Beverages                          277,400         22,911,225
(a) Hyundai Development Co. ................         Construction & Engineering                1,717,910         27,381,680
(a) Kangwon Land Inc. ......................        Hotels Restaurants & Leisure               2,296,897         29,842,798
(a) Kia Motors Corp. .......................                 Automobiles                         565,830          5,957,831
    Korea Gas Corp. ........................                Gas Utilities                        361,170         11,199,340
    LG Chem Ltd. ...........................                   Chemicals                         461,590         18,393,149
    LG Electronics Inc. ....................              Household Durables                     175,230         10,850,312
    LG Household & Health Care Ltd. ........              Household Products                     373,070          9,892,554
(a) LG International Corp. .................      Trading Companies & Distributors               629,590          4,895,865
(a) LG Petrochemical Co. Ltd. ..............                  Chemicals                          285,220          7,163,562
    POSCO ..................................                Metals & Mining                       78,360         14,155,062
    Samsung Electronics Co. Ltd. ...........   Semiconductors & Semiconductor Equipment          194,480         84,634,119
    Samsung Fine Chemicals Co. Ltd. ........                   Chemicals                         848,500         14,589,741
    Samsung Heavy Industries Co. Ltd. ......                   Machinery                       4,320,670         26,962,450
    SK Corp. ...............................                   Oil & Gas                         107,580          5,913,159
    SK Telecom Co. Ltd. ....................      Wireless Telecommunication Services             66,120         12,582,728
                                                                                                             --------------
                                                                                                                364,151,759
                                                                                                             --------------


                                                              Annual Report | 13

TEMPLETON INSTITUTIONAL FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                    INDUSTRY                   SHARES/RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    SWEDEN .5%
(a) Oriflame Cosmetics, IDR ................              Personal Products                      439,100     $   10,178,274
                                                                                                             --------------
    TAIWAN 13.0%
    Acer Inc. ..............................           Computers & Peripherals                 9,412,480         15,544,360
    Chunghwa Telecom Co. Ltd. ..............    Diversified Telecommunication Services        10,185,000         20,023,986
    D-Link Corp. ...........................           Communications Equipment               15,633,488         18,195,629
    Delta Electronics Inc. .................      Electronic Equipment & Instruments          19,099,661         33,645,204
    Elan Microelectronics Corp. ............   Semiconductors & Semiconductor Equipment       10,841,178          6,104,344
    Kinpo Electronics Inc. .................              Office Electronics                   4,926,360          2,146,275
    Lite-on Technology Corp. ...............           Computers & Peripherals                17,060,000         18,192,325
    MediaTek Inc. ..........................   Semiconductors & Semiconductor Equipment        1,591,000         10,810,192
    Mega Financial Holdings Co. Ltd. .......               Commercial Banks                   25,308,032         17,434,599
    Premier Image Technology Corp. .........         Leisure Equipment & Products              3,021,000          2,974,435
    President Chain Store Corp. ............           Food & Staples Retailing                6,175,010          9,906,433
    Siliconware Precision
     Industries Co. Ltd. ...................   Semiconductors & Semiconductor Equipment        9,059,000          7,466,052
    Sunplus Technology Co. Ltd. ............   Semiconductors & Semiconductor Equipment        7,953,010         11,157,730
    Synnex Technology International Corp. ..      Electronic Equipment & Instruments           1,967,300          2,902,371
    Taiwan Cellular Corp. ..................     Wireless Telecommunication Services          38,611,878         43,118,014
    Taiwan Semiconductor Manufacturing Co. .   Semiconductors & Semiconductor Equipment       15,202,000         24,149,135
    UNI-President Enterprises Corp. ........                Food Products                     30,200,180         15,769,833
    Yuanta Core Pacific Securities Co. .....               Capital Markets                    11,817,321          8,958,711
                                                                                                             --------------
                                                                                                                268,499,628
                                                                                                             --------------
    THAILAND .9%
    BEC World Public Co. Ltd., fgn. ........                    Media                          5,417,500          2,187,960
(a) Kasikornbank Public Co. Ltd., fgn. .....               Commercial Banks                    3,122,500          4,498,122
    Land and House Public Co. Ltd., fgn. ...                 Real Estate                       4,872,400          1,416,322
    Shin Corp. Public Co. Ltd., fgn. .......     Wireless Telecommunication Services             303,300            310,135
    Siam Cement Public Co. Ltd., fgn. ......            Construction Materials                   210,100          1,491,681
    Thai Airways International
     Public Co. Ltd., fgn. .................                   Airlines                          339,400            423,442
(a) Thai Military Bank Public Co. Ltd., fgn.               Commercial Banks                   86,332,200          8,350,288
(a) True Corp., PLC,  rts., 3/28/08 ........    Diversified Telecommunication Services         2,088,420                 --
                                                                                                             --------------
                                                                                                                 18,677,950
                                                                                                             --------------
    TURKEY 2.8%
(a) Arcelik AS, Br. ........................              Household Durables               4,144,860,210         25,357,877
    Migros Turk T.A.S. .....................           Food & Staples Retailing            1,846,402,500         15,335,341
    Tupras-Turkiye Petrol Rafineleri AS ....                  Oil & Gas                      948,100,000          9,632,162
(a) Turk Hava Yollari Anonim
     Ortakligi (THY), 144A .................                   Airlines                      498,278,000          2,937,568
    Turkiye Is Bankasi AS, C ...............               Commercial Banks                  923,229,000          5,100,523
                                                                                                             --------------
                                                                                                                 58,363,471
                                                                                                             --------------


14 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                    INDUSTRY                   SHARES/RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    UNITED KINGDOM 1.8%
    HSBC Holdings PLC ......................              Commercial Banks                     1,621,407     $   27,743,816
    Provident Financial PLC ................              Consumer Finance                       755,730          9,747,985
                                                                                                             --------------
                                                                                                                 37,491,801
                                                                                                             --------------
    TOTAL COMMON STOCKS
     (COST $1,303,529,081)..................                                                                  1,938,500,500
                                                                                                             --------------
    PREFERRED STOCKS 5.8%
    BRAZIL 5.8%
    Banco Bradesco SA, ADR, pfd. ...........              Commercial Banks                     1,527,473         38,278,461
    Cia de Bebidas das Americas
     (Ambev), ADR, pfd. ....................                 Beverages                         1,658,000         46,971,140
    Cia Vale do Rio Doce, A, ADR, pfd. .....              Metals & Mining                        451,500         11,007,570
    Petroleo Brasileiro SA, ADR, pfd. ......                 Oil & Gas                           471,955         17,089,491
    Suzano Bahia Sul Papel e Cel, pfd., A ..          Paper & Forest Products                    403,005          2,083,305
    Usinas Siderurgicas de Minas Gerais SA,
     pfd.                                                  Metals & Mining                       239,370          4,862,203
                                                                                                             --------------
    TOTAL PREFERRED STOCKS
     (COST $85,484,411).....................                                                                    120,292,170
                                                                                                             --------------
    TOTAL INVESTMENTS
     (COST $1,389,013,492) 99.8%............                                                                  2,058,792,670
    OTHER ASSETS, LESS LIABILITIES .2%......                                                                      4,739,067
                                                                                                             --------------
    NET ASSETS 100.0%.......................                                                                 $2,063,531,737
                                                                                                             ==============

(a)   Non-income producing.

(b)   See Note 7 regarding other considerations.


                         Annual Report | See notes to financial statements. | 15

TEMPLETON INSTITUTIONAL FUNDS, INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

                                                                ---------------
                                                                   EMERGING
                                                                 MARKETS SERIES
                                                                ---------------
Assets:
 Investments in securities:
  Cost ......................................................   $ 1,389,013,492
                                                                ===============
  Value .....................................................     2,058,792,670
 Foreign currency, at value (cost $1,178,121) ...............         1,169,178
 Receivables:
  Investment securities sold ................................        21,183,452
  Capital shares sold .......................................         2,358,288
  Dividends .................................................         2,201,320
  Foreign income tax receivable .............................         1,196,587
                                                                ---------------
      Total assets ..........................................     2,086,901,495
                                                                ---------------
Liabilities:
 Payables:
  Capital shares redeemed ...................................         3,036,398
  Affiliates ................................................         2,254,047
 Funds advanced by custodian ................................        16,989,718
 Deferred tax ...............................................           823,690
 Other liabilities ..........................................           265,905
                                                                ---------------
      Total liabilities .....................................        23,369,758
                                                                ---------------
        Net assets, at value ................................   $ 2,063,531,737
                                                                ===============
Net assets consist of:
 Distributions in excess of net investment income ...........   $   (24,856,992)
 Net unrealized appreciation (depreciation) .................       669,062,187
 Accumulated net realized gain (loss) .......................      (357,265,668)
 Capital shares .............................................     1,776,592,210
                                                                ---------------
Net assets, at value ........................................   $ 2,063,531,737
                                                                ===============
Shares outstanding ..........................................       136,784,855
                                                                ===============
Net asset value per share(a) ................................   $         15.09
                                                                ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


16 | See notes to financial statements. | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

STATEMENT OF OPERATIONS
for the year ended December 31, 2004

                                                                ---------------
                                                                   EMERGING
                                                                 MARKETS SERIES
                                                                ---------------
Investment income:
  Dividends (net of foreign taxes of $6,754,952) ............   $    59,496,184
  Interest (net of foreign taxes of $570) ...................           573,520
                                                                ---------------
      Total investment income ...............................        60,069,704
                                                                ---------------
Expenses:
 Management fees (Note 3) ...................................        24,162,871
 Administrative fees (Note 3) ...............................         1,634,663
 Transfer agent fees (Note 3) ...............................            15,395
 Custodian fees (Note 4) ....................................         2,027,509
 Reports to shareholders ....................................            17,200
 Registration and filing fees ...............................           200,290
 Professional fees ..........................................           170,200
 Directors' fees and expenses ...............................            54,717
 Other ......................................................            60,130
                                                                ---------------
  Total expenses ............................................        28,342,975
  Expense reductions (Note 4) ...............................            (3,661)
                                                                ---------------
      Net expenses ..........................................        28,339,314
                                                                ---------------
        Net investment income ...............................        31,730,390
                                                                ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $6,579,346) ..........       273,346,139
  Foreign currency transactions .............................        (1,120,140)
                                                                ---------------
      Net realized gain (loss) ..............................       272,225,999
 Net change in unrealized appreciation (depreciation) on:
  Investments ...............................................       144,192,988
  Translation of assets and liabilities denominated in
   foreign currencies .......................................          (343,039)
  Deferred taxes ............................................         7,834,479
                                                                ---------------
      Net change in unrealized appreciation (depreciation) ..       151,684,428
                                                                ---------------
Net realized and unrealized gain (loss) .....................       423,910,427
                                                                ---------------
Net increase (decrease) in net assets resulting from
 operations .................................................   $   455,640,817
                                                                ===============


                         Annual Report | See notes to financial statements. | 17

TEMPLETON INSTITUTIONAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003

                                                                                                ----------------------------------
                                                                                                     EMERGING MARKETS SERIES
                                                                                                ----------------------------------
                                                                                                     2004               2003
                                                                                                ----------------------------------
Increase (decrease) in net assets:
  Operations:
   Net investment income ....................................................................   $    31,730,390    $    37,583,452
   Net realized gain (loss) from investments and foreign currency transactions ..............       272,225,999         86,593,773
   Net change in unrealized appreciation (depreciation) on investments, translation of
     assets and liabilities denominated in foreign currencies, and deferred taxes ...........       151,684,428        568,161,877
                                                                                                ----------------------------------
       Net increase (decrease) in net assets resulting from operations ......................       455,640,817        692,339,102

Distributions to shareholders from net investment income ....................................       (39,319,998)       (43,484,955)
Capital share transactions (Note 2) .........................................................      (445,018,905)       208,779,714
Redemption fees .............................................................................               913                 --
                                                                                                ----------------------------------
       Net increase (decrease) in net assets ................................................       (28,697,173)       857,633,861

Net assets:
 Beginning of year ..........................................................................     2,092,228,910      1,234,595,049
                                                                                                ----------------------------------
 End of year ................................................................................   $ 2,063,531,737    $ 2,092,228,910
                                                                                                ==================================
Distributions in excess of net investment income included in net assets:
 End of year ................................................................................   $   (24,856,992)   $   (12,907,170)
                                                                                                ==================================


18 | See notes to financial statements. | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company). The Company is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 80% of its total assets in equity securities issued by emerging market companies. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.


                                                              Annual Report | 19

TEMPLETON INSTITUTIONAL FUNDS, INC.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. When the Fund invests in these securities, the Fund records an estimated deferred tax liability for net unrealized gains.


20 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 1% of the amount redeemed. Effective March 1, 2005, the fee will increase to 2%. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                              Annual Report | 21

TEMPLETON INSTITUTIONAL FUNDS, INC.

EMERGING MARKETS SERIES

2. CAPITAL STOCK

At December 31, 2004, there were 1.14 billion shares authorized ($0.01 par value), for the Company, of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                  --------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                              2004                              2003
                                  --------------------------------------------------------------
                                    SHARES          AMOUNT             SHARES         AMOUNT
                                  --------------------------------------------------------------
Shares sold ...................    38,933,946    $ 502,321,321       50,763,689    $ 484,473,625
Shares issued in reinvestment
of distributions ..............     2,567,946       35,813,965        3,654,518       40,669,079
Shares redeemed ...............   (76,560,769)    (983,154,191)     (34,900,576)    (316,362,990)
                                  --------------------------------------------------------------
Net increase (decrease) .......   (35,058,877)   $(445,018,905)      19,517,631    $ 208,779,714
                                  ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers or directors of the following entities:

--------------------------------------------------------------------------------------
ENTITY                                                          AFFILIATION
--------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the Fund's average daily net assets as follows:

-----------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-----------------------------------------------------------------------
      1.250%          Up to and including $1 billion
      1.200%          Over $1 billion, up to and including $5 billion
      1.150%          Over $5 billion, up to and including $10 billion
      1.100%          Over $10 billion, up to and including $15 billion
      1.050%          Over $15 billion, up to and including $20 billion
      1.000%          Over $20 billion

Prior to May 1, 2004, the Fund paid an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.


22 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

EMERGING MARKETS SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate daily net assets of certain funds within the Company as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
      0.150%          Up to and including $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          Over $1.2 billion

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $15,395, of which $2,999 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2008 ................................................     $  17,699,013
2009 ................................................       248,561,095
2010.................................................        87,334,612
                                                          -------------
                                                          $ 353,594,720
                                                          =============

At December 31, 2004 the Fund had deferred currency losses occurring subsequent to October 31, 2004 of $108,607. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.


                                                              Annual Report | 23

TEMPLETON INSTITUTIONAL FUNDS, INC.

EMERGING MARKETS SERIES

5. INCOME TAXES (CONTINUED)

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..................................    $ 1,428,740,590
                                                          ===============
Unrealized appreciation ..............................    $   638,195,924
Unrealized depreciation ..............................         (8,143,844)
                                                          ---------------
Net unrealized appreciation (depreciation) ...........    $   630,052,080
                                                          ===============
Distributable earnings - undistributed
 ordinary income .....................................    $    11,307,765
                                                          ===============

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                                 ---------------------------
                                                     2004           2003
                                                 ---------------------------
Distributions paid from - ordinary income.       $ 39,319,998   $ 43,484,955

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004 aggregated $987,529,533 and $1,357,342,003, respectively.

7. OTHER CONSIDERATIONS

Templeton Asset Management Ltd., as the Fund's Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2004, the Manager serves in one or more of these capacities for Lukoil Holdings. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


24 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

EMERGING MARKETS SERIES

8. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.


                                                              Annual Report | 25

TEMPLETON INSTITUTIONAL FUNDS, INC.

EMERGING MARKETS SERIES

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.


26 | Annual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Company, and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


                                                              Annual Report | 27

TEMPLETON INSTITUTIONAL FUNDS, INC.

EMERGING MARKETS SERIES

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


28 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
TEMPLETON INSTITUTIONAL FUNDS, INC. - EMERGING MARKETS SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California
February 9, 2005


                                                              Annual Report | 29

TEMPLETON INSTITUTIONAL FUNDS, INC.

TAX DESIGNATION (UNAUDITED)

EMERGING MARKETS SERIES

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $29,407,093 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2004 more than 50% of the Emerging Markets Series' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 9, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.


30 | Annual Report

TEMPLETON INSTITUTIONAL FUNDS, INC.

EMERGING MARKETS SERIES

------------------------------------------------------------------------
                                                                ADJUSTED
                                      FOREIGN      FOREIGN      FOREIGN
                        FOREIGN TAX    SOURCE     QUALIFIED      SOURCE
                           PAID        INCOME     DIVIDENDS      INCOME
COUNTRY                  PER SHARE   PER SHARE    PER SHARE    PER SHARE
------------------------------------------------------------------------
Austria .............       0.0011      0.0043       0.0043       0.0018
Belgium .............       0.0003      0.0011       0.0011       0.0005
Brazil ..............       0.0033      0.0216       0.0022       0.0203
China ...............       0.0000      0.0128       0.0057       0.0095
Croatia .............       0.0000      0.0023       0.0000       0.0023
Czech Republic ......       0.0006      0.0023       0.0023       0.0010
Egypt ...............       0.0000      0.0015       0.0015       0.0006
Greece ..............       0.0000      0.0041       0.0041       0.0018
Hong Kong ...........       0.0000      0.0212       0.0000       0.0212
Hungary .............       0.0020      0.0076       0.0076       0.0033
India ...............       0.0477      0.0109       0.0109       0.0047
Indonesia ...........       0.0001      0.0004       0.0004       0.0002
Luxembourg ..........       0.0000      0.0017       0.0017       0.0007
Malaysia ............       0.0017      0.0038       0.0000       0.0038
Mexico ..............       0.0000      0.0168       0.0164       0.0074
Philippines .........       0.0009      0.0020       0.0020       0.0009
Poland ..............       0.0007      0.0025       0.0025       0.0011
Russia ..............       0.0003      0.0019       0.0017       0.0009
Singapore ...........       0.0071      0.0401       0.0000       0.0401
South Africa ........       0.0019      0.0333       0.0221       0.0207
South Korea .........       0.0097      0.0334       0.0319       0.0152
Spain ...............       0.0003      0.0012       0.0012       0.0005
Taiwan ..............       0.0186      0.0467       0.0000       0.0467
Thailand ............       0.0001      0.0020       0.0020       0.0009
Turkey ..............       0.0000      0.0005       0.0005       0.0002
United Kingdom ......       0.0001      0.0005       0.0005       0.0002
                        ------------------------------------------------
TOTAL ...............     $ 0.0965    $ 0.2765     $ 0.1226     $ 0.2065
                        ================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.


                                                              Annual Report | 31

TEMPLETON INSTITUTIONAL FUNDS, INC.

EMERGING MARKETS SERIES

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.


32 | Annual Report

BOARD MEMBERS AND OFFICERS

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)           Director       Since 1992          142                       Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                       company).
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (60)          Director       Since 1990          21                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)        Director       Since 1992          143                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (52)           Director       Since 1996          98                        Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                       (exploration and refining of oil and
Suite 2100                                                                                   gas); H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                                                               foods and allied products); RTI
                                                                                             International Metals, Inc.
                                                                                             (manufacture and distribution of
                                                                                             titanium); Canadian National Railway
                                                                                             (railroad); and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)          Director       Since 1993          142                       Director, Martek Biosciences
500 East Broward Blvd.                                                                       Corporation; MedImmune, Inc.
Suite 2100                                                                                   (biotechnology); and Overstock.com
Fort Lauderdale, FL 33394-3091                                                               (Internet services); and FORMERLY,
                                                                                             Director, MCI Communication
                                                                                             Corporation (subsequently known as
                                                                                             MCI WorldCom, Inc. and WorldCom,
                                                                                             Inc.) (communications services)
                                                                                             (1988- 2002), White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company) (1987- 2004), and Spacehab,
                                                                                             Inc. (aerospace services)
                                                                                             (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (75)           Director       Since 1992          28                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (72)             Director       Since 2003          21                        Director, White Mountains Insurance
500 East Broward Blvd.                                                                       Group Ltd. (holding company); Amerada
Suite 2100                                                                                   Hess Corporation (exploration and
Fort Lauderdale, FL 33394-3091                                                               refining of oil and gas); and
                                                                                             Sentient Jet (private jet service);
                                                                                             and FORMERLY, Director, Becton
                                                                                             Dickinson and Co. (medical
                                                                                             technology), Cooper Industries
                                                                                             (electrical products and tools and
                                                                                             hardware), Health Net (formerly
                                                                                             Foundation Health), The Hertz
                                                                                             Corporation, Pacific Southwest
                                                                                             Airlines, The RCA Corporation, Unicom
                                                                                             (formerly Commonwealth Edison) and
                                                                                             UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS    Director       Since 1990          21                        None
(50)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (74)        Director       Since 1993          18                        Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                       (exploration and refining of oil and
Suite 2100                                                                                   gas); Total Logistics, Inc. (formerly
Fort Lauderdale, FL 33394-3091                                                               C2, Inc. (operating and investment
                                                                                             business)); and Weatherford
                                                                                             International, Ltd (oilfield products
                                                                                             and servicing) (2004-present); and
                                                                                             FORMERLY, Director, H.J. Heinz
                                                                                             Company (processed foods and allied
                                                                                             products) (1987-1988; 1993-2003).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and
U.S. Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (71)       Director,      Director and Vice   142                       None
One Franklin Parkway            Vice           President since
San Mateo, CA 94403-1906        President      1993 and
                                and Chairman   Chairman of the
                                of the Board   Board since 1995
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (59)            Vice           Since 1996          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)             Chief          Since July 2004     Not Applicable            Not Applicable
One Franklin Parkway            Compliance
San Mateo, CA 94403-1906        Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (40)         Vice           Since 2001          Not Applicable            Not Applicable
PO Box N-7759                   President
Lyford Cay, Nassau, Bahamas
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)         Vice           Since 1990          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)           Senior Vice    Since 2002          Not Applicable            Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)              Vice           Since 2000          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)           Vice           Since 2000          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor To THE Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (64)     Vice           Since 1996          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (64)                Vice           Since 1994          Not Applicable            Not Applicable
500 East Broward Blvd.          President
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)          Vice           Since 2002          Not Applicable            Not Applicable
600 Fifth Avenue                President
Rockefeller Center              - AML
New York, NY 10020-2302         Compliance
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (68)                Vice           Since 1993          Not Applicable            Not Applicable
17th Floor, The Chater House    President
8 Connaught Road
Central Hong Kong
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
-----------------------------------------------------------------------------------------------------------------------------------
DONALD F. REED (60)             President and  President since     Not Applicable            Not Applicable
1 Adelaide Street East,         Chief          1993 and Chief
Suite 2101                      Executive      Executive Officer -
Toronto, Ontario Canada         Officer -      Investment
M5C 3B8                         Investment     Management
                                Management     since 2002
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Templeton Worldwide, Inc.; Chief Executive Officer, Templeton Investment Counsel, LLC;
President, Chief Executive Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and FORMERLY, Chairman and Director of FTTrust Company.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (44)         Secretary      Since December      Not Applicable            Not Applicable
500 East Broward Blvd.                         2004
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
Investment Counsel, LLC and Fiduciary Trust International of the South; officer of 15 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America (1997-2001).
-----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (48)          Treasurer      Since October       Not Applicable            Not Applicable
500 East Broward Blvd.                         2004
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 15 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)          Vice           Since 2000          Not Applicable            Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                               LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)            Chief          Since May 2004      Not Applicable            Not Applicable
500 East Broward Blvd.          Financial
Suite 2100                      Officer and
Fort Lauderdale,                Chief
FL 33394-3091                   Accounting
                                Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered to be an interested person of Templeton Institutional Funds, Inc. (TIFI) under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of TIFI'S advisers and distributor. Nicholas F. Brady is considered to be an interested person of TIFI under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1992 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVE THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.


                                                              Annual Report | 39

TEMPLETON INSTITUTIONAL FUNDS, INC.

SHAREHOLDER INFORMATION

EMERGING MARKETS SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003 and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


40 |  Annual Report

         [LOGO](R)              FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)
      INSTITUTIONAL             600 Fifth Avenue
                                New York, NY 10020
                                FRANKLINTEMPLETONINSTITUTIONAL.COM


ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES

INVESTMENT MANAGER

Templeton Asset Management Ltd.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563

This report must be preceded or accompanied by the current Templeton Institutional Funds, Inc., Emerging Markets Series prospectus, which contains more complete information including charges, expenses, and risks factors. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT456 A2004 02/05

ANNUAL REPORT
--------------------------------------------------------------------------------
12 31 2004

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                           -------------------------------------

                                            TEMPLETON INSTITUTIONAL FUNDS, INC.

                                           -------------------------------------

                                             Foreign Smaller Companies Series

                               [GRAPHIC OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                 INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT
--------------------------------------------------------------------------------

 TIFI Foreign Smaller Companies Series ............................   2

 Performance Summary ..............................................   6

 Your Fund's Expenses .............................................   8

 Financial Highlights and Statement of Investments ................  10

 Financial Statements .............................................  15

 Notes to Financial Statements ....................................  18

 Report of Independent Registered Public Accounting Firm ..........  27

 Tax Designation ..................................................  28

 Board Members and Officers .......................................  31

 Shareholder Information ..........................................  38

         -------------------------------------------------------------
             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
         -------------------------------------------------------------

                                                               Annual Report | 1

Annual Report

TIFI Foreign Smaller Companies Series

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This is the Templeton Institutional Funds, Inc. (TIFI) Foreign Smaller Companies Series (the "Fund") annual report for the fiscal year ended December 31, 2004.

PERFORMANCE OVERVIEW

The Fund posted a 21.28% cumulative total return for the 12-month period ended December 31, 2004. The Fund underperformed its benchmark, the S&P/Citigroup Global ex-U.S. <$2 Billion Index 1, which returned 29.98% during the same period.

ECONOMIC AND MARKET OVERVIEW

The international equity markets were range-bound with relatively unimpressive returns for the first three quarters of the year, but rebounded in the fourth quarter. Several factors explain this pattern. The high price of oil (hovering around $43 a barrel as of the end of the period) triggered worries about inflation, decreased spending due to cautionary consumer and business sentiment, and slower economic and corporate profit growth. Global interest rates, which have remained historically low, have increased in several countries, including the U.S. and the UK. For other areas, such as the euro zone, the expectation was that short-term rates eventually should follow suit and begin to rise. The U.S. presidential election also added uncertainty to the markets during the year, creating a wait-and-see effect. Importantly, given our long-term, bottom-up investment strategy, we were able to take advantage of the recent volatility

1. Source: Standard & Poor's Micropal. The S&P/Citigroup Global ex-U.S. <$2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed and emerging market equity securities, excluding the United States, with market capitalizations less than $2 billion. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

2 | Annual Report
in the equity markets by using short-term weakness to build positions of securities that we believe are attractively valued.

INVESTMENT STRATEGY

We take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth. Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by forecasting long-term earnings and cash flow potential. We are patient investors; our typical holding period is five to seven years. In looking for opportunities, we put less emphasis on the current situation and more on what could materialize over the long term. Hence, the greatest opportunities are often in companies that are out of favor due to an adverse turn in the business cycle, a restructuring, or temporary difficulties to which our analysis indicates the market may be overreacting.

MANAGER'S DISCUSSION

During the period under review, the Fund benefited from the strong performance of several stocks. For example, we owned shares of Tokyo Individualized Educational Institute. Tokyo Individualized Educational Institute is a leading provider of private education in the Japanese market. The company is unique as it targets below-average students, a market that is often ignored in Japan as most education-related companies seek to attract only the brighter students. In the past, a shortage of managers constrained the company's growth. The company performed well as a result of a highly successful management-training program. This program allowed the company to improve upon the quality of services it provides, which has increased the company's ability to retain current students and improve upon enrollment growth. A rise in per-school enrollments is very important as it leads to revenue growth and improved operating margins. There are significant economies of scale in this business because fixed costs per student decrease sharply as new students are added. We continue to hold shares at the end of the period as we believe the market is still undervaluing the effects of future enrollment growth on the company's earnings.

Kidde PLC, a leading fire and safety products manufacturer for aerospace, industrial, and retail markets, also performed well during the period. In aerospace and defense, the company holds the number one global position for fire safety systems located on aircrafts. In the company's residential and commercial division, it is the market leader for carbon monoxide alarms, a leading

[graphic omitted]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] GEOGRAPHIC DISTRIBUTION ON 12/31/042
EQUITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

Europe .................................  34.6%
Asia ...................................  30.4%
North America ..........................   9.9%
Australia & New Zealand ................   6.5%
Latin America ..........................   1.9%
Middle East/Africa .....................   1.3%
Short-Term Investments &
Other Net Assets .......................  15.4%

SECTOR DIVERSIFICATION ON 12/31/04
EQUITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

------------------------------------------
  Industrials                   22.2%
------------------------------------------
  Consumer Discretionary        20.2%
------------------------------------------
  Financials                    12.6%
------------------------------------------
  Materials                      7.0%
------------------------------------------
  Consumer Staples               6.7%
------------------------------------------
  Information Technology         5.7%
------------------------------------------
  Energy                         4.0%
------------------------------------------
  Health Care                    3.9%
------------------------------------------
  Utilities                      1.2%
------------------------------------------
  Telecommunication Services     1.1%
------------------------------------------
  Short-Term Investments &
  Other Net Assets              15.4%
------------------------------------------

                                                               Annual Report | 3

10 LARGEST EQUITY POSITIONS
ON 12/31/04
PERCENTAGE OF TOTAL NET ASSETS

----------------------------------------
  Iluka Resources Ltd.           2.4%
----------------------------------------
  Amer Group Ltd., A             1.7%
----------------------------------------
  Aalberts Industries NV         1.5%
----------------------------------------
  Hansol Paper Co. Ltd.          1.4%
----------------------------------------
  Sol Melia SA                   1.4%
----------------------------------------
  Geest PLC                      1.4%
----------------------------------------
  Hugo Boss AG, pfd.             1.4%
----------------------------------------
  Bodycote International PLC,
   Common & Restricted           1.3%
----------------------------------------
  D. Carnegie & Co. AB 1.3%
----------------------------------------
  Techtronic Industries Co. Ltd. 1.3%
----------------------------------------

[graphic omitted]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] FUND ASSET ALLOCATION ON 12/31/04

Equity ...............................  84.6
Short-Term Investments &
Other Net Assets .....................  15.4

provider of fire blankets and escape ladders, and is one of the key players in the fire extinguisher market. The company has performed well as it operates in a growth industry driven by regulatory demand and increasing consumer awareness of the need for safety products and systems. During the period, Kidde announced that it accepted a takeover offer from United Technologies, a large U.S.-based multinational. As a result of the offer, the stock price increased materially, and we chose to sell our shares in the market.

Another company that performed well during the period was Aalberts Industries NV, a Dutch engineering group that manufactures high-grade industrial products. The company is a strong beneficiary of improving economic conditions in the European economy, as it is a leading supplier to many European industrial companies. Operating margins are expected to improve as capacity utilization rates are expected to rise with the economic strengthening in the region. We also believe the company is attractive because it has an outstanding track record of finding accretive acquisitions. This trend should continue because of the fragmentation of the markets in which Aalberts operates. We believe the company has significant future earnings prospects and remains undervalued with a forward price-to-earnings ratio of just under 15x.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund's portfolio was invested predominantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

Negatively affecting performance during the period was our holdings in Sons of Gwalia, Ltd. a gold and tantalum mining company with operations in Western Australia. This stock has been a large disappointment because of significant write-downs of its gold assets, as the company's over-leveraged balance sheet did not allow the company to develop production capability to cover its hedges. The stock was suspended from trading and we have written down our position as the company is in the hands of creditors.

Also hindering performance during the period was Vestas Wind Systems, AS, Denmark's developer and manufacturer of windmills, as the company reduced earnings expectation for 2005 during the period. However, consistent with our focus on long-term value, we continue to hold the stock because of the

4 | Annual Report
positive growth outlook for wind power. In addition, the company's competitive position remains strong, and we estimate that normal operating profitability is substantially higher than the low profitability the company generates currently.

We thank you for your continued participation in the Fund and look forward to serving your investment needs.

Sincerely,

[PHOTO OMITTED]

/s/Cindy L. Sweeting
--------------------
Cindy L. Sweeting

[PHOTO OMITTED]

/s/Simon Rudolph
----------------
Simon Rudolph

[PHOTO OMITTED]

/s/Tucker Scott
---------------
Tucker Scott

Portfolio Management Team
TIFI Foreign Smaller Companies Series

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                               Annual Report | 5

Performance Summary as of 12/31/04

TOTAL RETURNS
Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 AVERAGE      CUMULATIVE
                                                                                                 ANNUAL          SINCE
                                                                                 ONE YEAR         SINCE      INCEPTION 1,2
                                                                              CUMULATIVE 1,2  INCEPTION 1,3    (10/21/02)
---------------------------------------------------------------------------------------------------------------------------
   TIFI Foreign Smaller Companies Series                                          21.28%         32.41%         85.22%
---------------------------------------------------------------------------------------------------------------------------
   S&P/Citigroup Global ex-U.S. <$2 Billion Index4                                29.98%         41.43%         114.06%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $5,000,000 INVESTMENT

[graphic omitted]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS]
                     TIFI - Foreign Smaller          S&P/CitiGroup Global
                       Companies Series           ex U.S. < 2 Billion Index
Inception Date
Oct-2002 *             $5,000,000.00                    $ 5,000,000.00
  Oct-02                5,060,000.00                      5,013,199.00
  Nov-02                5,160,000.00                      5,196,018.84
  Dec-02                5,050,000.00                      5,172,103.64
  Jan-03                4,895,000.00                      5,176,886.80
  Feb-03                4,730,000.00                      5,121,084.10
  Mar-03                4,750,000.00                      5,057,841.28
  Apr-03                5,110,000.00                      5,426,138.61
  May-03                5,535,000.00                      5,892,223.30
  Jun-03                5,765,000.00                      6,193,026.01
  Jul-03                6,090,000.00                      6,428,460.09
  Aug-03                6,435,000.00                      6,830,238.84
  Sep-03                6,585,000.00                      7,175,152.24
  Oct-03                7,060,000.00                      7,701,822.77
  Nov-03                7,155,000.00                      7,737,429.84
  Dec-03                7,636,009.88                      8,234,338.41
  Jan-04                7,901,255.38                      8,555,867.92
  Feb-04                8,120,593.00                      8,866,768.48
  Mar-04                8,019,733.32                      9,210,087.09
  Apr-04                7,834,305.96                      8,830,098.24
  May-04                7,849,758.24                      8,703,080.81
  Jun-04                8,096,994.72                      9,025,672.69
  Jul-04                7,875,512.04                      8,722,212.42
  Aug-04                7,860,059.76                      8,841,257.54
  Sep-04                8,112,447.00                      9,176,604.67
  Oct-04                8,313,326.64                      9,454,655.79
  Nov-04                8,895,362.52                     10,197,025.91
  Dec-04                9,261,194.88                     10,703,055.36


6 | Annual Report

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2. Cumulative total return shows the change in value of an investment over the indicated periods. It assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period, and the deduction of all applicable charges and fees.

3. Average annual total return represents the change in value of an investment over the indicated periods.

4. Source: Standard & Poor's Micropal. The S&P/Citigroup Global ex-U.S. <$2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed and emerging market equity securities, excluding the United States, with market capitalizations less than $2 billion. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
                                                               Annual Report | 7

Your Fund's Expenses

As a Fund Shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for the Fund and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in the shareholder reports of other funds.

8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
                                          VALUE 6/30/04      VALUE 12/31/04  PERIOD* 6/30/04-12/31/04
---------------------------------------------------------------------------------------------------------
  Actual                                     $1,000.00          $1,143.80             $5.12
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)   $1,000.00          $1,020.36             $4.82
---------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio, net of fee waivers, of 0.95% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                               Annual Report | 9

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

FOREIGN SMALLER COMPANIES SERIES

                                                                                           -----------------------------------------
                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                                2004         2003        2002C
                                                                                           -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................................................       $14.97      $10.10      $10.00
                                                                                           -----------------------------------------
Income from investment operations:
 Net investment income (loss) a ........................................................          .21         .17        (.01)
 Net realized and unrealized gains (losses) ............................................         2.93        4.99         .11
                                                                                           -----------------------------------------
Total from investment operations .......................................................         3.14        5.16         .10
                                                                                           -----------------------------------------
Less distributions from:
 Net investment income .................................................................         (.16)       (.13)      --
 Net realized gains ....................................................................         (.50)       (.16)      --
                                                                                           -----------------------------------------
Total distributions ....................................................................         (.66)       (.29)      --
                                                                                           -----------------------------------------
Net asset value, end of year ...........................................................       $17.45      $14.97      $10.10
                                                                                           =========================================

Total return b .........................................................................       21.28%      51.21%       1.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................................      $97,495     $33,583      $6,195
Ratios to average net assets:
 Expenses ..............................................................................        1.16%       1.58%       7.71%d
 Expenses, net of waiver and payments by affiliate .....................................         .95%        .95%        .95%d
 Net investment income (loss) ..........................................................        1.34%       1.40%      (.55)%d
Portfolio turnover rate ................................................................       27.51%      12.58%          --

aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.
cFor the period October 21, 2002 (commencement date) to December 31, 2002. dAnnualized.

10 | See notes to financial statements. | Annual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN SMALLER COMPANIES SERIES                                INDUSTRY                       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 82.8%
   AUSTRALIA 6.5%
   APN News & Media Ltd. ........................                    Media                         121,050     $   487,971
   APN News & Media Ltd., 144A ..................                    Media                          19,600          79,010
   Billabong International Ltd. .................       Textiles Apparel & Luxury Goods             91,610         821,052
   Iluka Resources Ltd. .........................               Metals & Mining                    465,410       2,291,440
   John Fairfax Holdings Ltd. ...................                    Media                         222,990         794,180
   Mayne Group Ltd. .............................      Health Care Providers & Services            205,910         686,608
   Promina Group Ltd. ...........................                  Insurance                       282,060       1,192,223
                                                                                                               ------------
                                                                                                                 6,352,484
                                                                                                               ------------
   BAHAMAS .6%
 a Steiner Leisure Ltd. .........................              Specialty Retail                     18,100         540,828
                                                                                                               ------------
   BELGIUM 1.2%
   Barco NV .....................................     Electronic Equipment & Instruments            13,130       1,212,474
                                                                                                               ------------
   CANADA 9.3%
   CAE Inc. .....................................             Aerospace & Defense                  224,800         946,546
 a GSI Lumonics Inc. ............................                  Machinery                        48,780         558,020
   Laurentian Bank of Canada ....................              Commercial Banks                     40,390         810,595
   Legacy Hotels ................................                 Real Estate                      157,500         948,139
   Linamar Corp. ................................               Auto Components                     91,400       1,173,602
   North West Company Fund ......................       Diversified Financial Services              46,480       1,121,938
 a Precision Drilling Corp. .....................         Energy Equipment & Services               19,040       1,198,900
   Quebecor World Inc. ..........................       Commercial Services & Supplies              43,280         931,024
   Sobeys Inc. ..................................          Food & Staples Retailing                 15,700         451,620
   Torstar Corp., B .............................                    Media                          30,030         550,849
   Transcontinental Inc., B .....................       Commercial Services & Supplies              22,000         426,114
                                                                                                               ------------
                                                                                                                 9,117,347
                                                                                                               ------------
   CHINA 2.7%
 a China Power International Development Ltd.,
    144A ........................................             Electric Utilities                   583,000         215,640
   China Resources Power Co. Ltd. ...............             Electric Utilities                 1,748,000         950,147
   TCL International Holdings Inc. ..............             Household Durables                 2,158,000         555,269
   Travelsky Technology Ltd., H .................                 IT Services                      231,000         187,230
   Weiqiao Textile Co. Ltd. .....................       Textiles Apparel & Luxury Goods            372,000         586,275
   Weiqiao Textile Co. Ltd., 144A ...............       Textiles Apparel & Luxury Goods             82,000         129,233
                                                                                                               ------------
                                                                                                                 2,623,794
                                                                                                               ------------
   DENMARK 1.7%
   ISS AS .......................................       Commercial Services & Supplies              12,080         673,174
 a Vestas Wind Systems AS .......................            Electrical Equipment                   68,440         848,923
 a Vestas Wind Systems AS, 144A .................            Electrical Equipment                   14,740         182,833
                                                                                                               ------------
                                                                                                                 1,704,930
                                                                                                               ------------
   FINLAND 5.0%
   Amer Group Ltd., A ...........................        Leisure Equipment & Products               93,720       1,637,417
   Huhtamaki OYJ ................................           Containers & Packaging                  52,280         839,976
   KCI Konecranes International PLC .............                  Machinery                         8,920         395,270
   Metso OYJ ....................................                  Machinery                        67,060       1,065,159
   Orion OYJ ....................................               Pharmaceuticals                     55,430         899,237
                                                                                                               ------------
                                                                                                                 4,837,059
                                                                                                               ------------

                                                              Annual Report | 11

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN SMALLER COMPANIES SERIES                                INDUSTRY                       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   GERMANY 1.0%
   Celesio AG ...................................      Health Care Providers & Services              4,710     $   381,571
 a Jenoptik AG ..................................  Semiconductors & Semiconductor Equipment         51,890         550,643
                                                                                                               ------------
                                                                                                                   932,214
                                                                                                               ------------
   HONG KONG 11.7%
   Asia Satellite Telecommunications
    Holdings Ltd. ...............................   Diversified Telecommunication Services         213,000         405,568
   ASM Pacific Technology Ltd. ..................  Semiconductors & Semiconductor Equipment        215,000         774,496
   China Pharmaceutical Enterprise & Investment
    Corp. Ltd. ..................................               Pharmaceuticals                  2,730,975         720,268
   Dah Sing Financial Holdings Ltd. .............              Commercial Banks                    118,000         914,664
   Fountain Set Holdings Ltd. ...................       Textiles Apparel & Luxury Goods            976,000         634,109
   Giordano International Ltd. ..................              Specialty Retail                  1,748,000       1,096,323
   Hang Lung Group Ltd. .........................                 Real Estate                      305,000         600,363
   Hopewell Holdings Ltd. .......................        Transportation Infrastructure             329,000         844,425
   Lerado Group Holdings Co. Ltd. ...............             Household Durables                 1,607,186         246,057
   Li & Fung Ltd. ...............................                Distributors                      162,000         273,029
   Moulin International Holdings Ltd. ...........              Personal Products                 1,680,000       1,145,533
   Ngai Lik Industrial Holding Ltd. .............             Household Durables                 2,352,000         593,083
   Techtronic Industries Co. Ltd. ...............             Household Durables                   584,000       1,273,518
   Texwinca Holdings Ltd. .......................       Textiles Apparel & Luxury Goods            611,000         577,765
   Wing Hang Bank Ltd. ..........................              Commercial Banks                     91,000         638,058
   Wing Lung Bank Ltd. ..........................              Commercial Banks                     80,500         652,468
                                                                                                               ------------
                                                                                                                11,389,727
                                                                                                               ------------
   INDIA 1.6%
   Satyam Computers Services Ltd. ...............                 IT Services                       60,183         570,382
 a Tata Motors Ltd., ADR ........................                 Automobiles                       83,060         990,075
                                                                                                               ------------
                                                                                                                 1,560,457
                                                                                                               ------------
   INDONESIA .7%
   PT Indosat (Persero) TBK .....................   Diversified Telecommunication Services       1,043,900         646,639
                                                                                                               ------------
   ISRAEL 1.3%
 a Orbotech Ltd. ................................     Electronic Equipment & Instruments            57,880       1,225,320
                                                                                                               ------------
   ITALY .5%
   Banca Popolare di Verona e SCRL ..............              Commercial Banks                     24,260         492,495
                                                                                                               ------------
   JAPAN 4.8%
   Japan Airport Terminal Co. Ltd. ..............        Transportation Infrastructure              61,000         594,396
   Kikkoman Corp. ...............................                Food Products                      56,000         534,192
   Meitec Corp. .................................       Commercial Services & Supplies              25,200         939,895
   Sangetsu Co. Ltd. ............................             Household Durables                    25,300         617,555
   Sohgo Security Services Co. Ltd. .............       Commercial Services & Supplies              70,700       1,038,203
   Tokyo Individualized Educational Institute Inc.      Commercial Services & Supplies              48,340         358,703
 a Tokyo Individualized Educational Institute
     Inc., New Line .............................       Commercial Services & Supplies              96,680         567,318
                                                                                                               ------------
                                                                                                                 4,650,262
                                                                                                               ------------

12 | Annual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN SMALLER COMPANIES SERIES                                INDUSTRY                       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   LUXEMBOURG .7%
 a Thiel Logistik AG ............................                 IT Services                      115,440     $   646,973
                                                                                                               ------------
   MEXICO 1.5%
   Grupo Aeroportuario del Sureste SA de CV,
    ADR .........................................        Transportation Infrastructure              31,810         870,003
   Grupo Continental SA .........................                  Beverages                       311,440         598,547
                                                                                                               ------------
                                                                                                                 1,468,550
                                                                                                               ------------
   NETHERLANDS 6.9%
   Aalberts Industries NV .......................          Industrial Conglomerates                 29,747       1,441,090
   Arcadis NV ...................................         Construction & Engineering                17,400         323,482
   Draka Holding NV .............................            Electrical Equipment                   61,900         898,781
   Draka Holding NV, 144A .......................            Electrical Equipment                   15,715         228,180
   IHC Caland NV ................................         Energy Equipment & Services                6,480         411,001
   Imtech NV ....................................         Construction & Engineering                29,970       1,055,368
   OPG Groep NV .................................      Health Care Providers & Services             19,090       1,113,920
   Vedior NV ....................................       Commercial Services & Supplies              77,790       1,265,676
                                                                                                               ------------
                                                                                                                 6,737,498
                                                                                                               ------------
   NORWAY 1.2%
   Prosafe ASA ..................................         Energy Equipment & Services               44,510       1,203,677
                                                                                                               ------------
   SINGAPORE 1.8%
   Huan Hsin Holdings Ltd. ......................          Communications Equipment                479,000         242,097
   OSIM International Ltd. ......................              Personal Products                 1,414,800         767,076
   Want Want Holdings Ltd. ......................                Food Products                     848,000         758,960
                                                                                                               ------------
                                                                                                                 1,768,133
                                                                                                               ------------
   SOUTH KOREA 4.4%
 a Bank of Pusan ................................              Commercial Banks                    159,720       1,226,598
 a Daegu Bank Co. Ltd. ..........................              Commercial Banks                    127,000         883,308
 a Halla Climate Control Co. Ltd. ...............               Auto Components                     81,760         809,544
 a Hansol Paper Co. Ltd. ........................           Paper & Forest Products                136,280       1,355,954
                                                                                                               ------------
                                                                                                                 4,275,404
                                                                                                               ------------
   SPAIN 2.5%
   Actividades de Construcciones y Servicios SA .         Construction & Engineering                12,160         277,219
   Sol Melia SA .................................        Hotels Restaurants & Leisure              135,760       1,344,851
   Transportes Azkar SA .........................           Air Freight & Logistics                102,390         872,563
                                                                                                               ------------
                                                                                                                 2,494,633
                                                                                                               ------------
   SWEDEN 2.7%
   D. Carnegie & Co. AB .........................               Capital Markets                     98,970       1,281,126
   Kungsleden AB ................................                 Real Estate                       15,630         590,504
   Observer AB ..................................                    Media                         150,070         790,591
                                                                                                               ------------
                                                                                                                 2,662,221
                                                                                                               ------------
   SWITZERLAND 3.8%
   Gurit Heberlein AG, Br. ......................                  Chemicals                         1,150         938,013
   Kuoni Reisen Holding AG, B ...................        Hotels Restaurants & Leisure                  340         149,260

                                                              Annual Report | 13

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN SMALLER COMPANIES SERIES                                INDUSTRY                       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SWITZERLAND (CONT.)
   Lindt & Spruengli Chocolate Works Ltd. .......                Food Products                         700   $     994,425
   SIG Holding AG ...............................                  Machinery                         3,440         785,285
   Vontobel Holding AG ..........................               Capital Markets                     34,920         812,485
                                                                                                               ------------
                                                                                                                 3,679,468
                                                                                                               ------------
   TAIWAN 2.5%
   Fu Sheng Industrial ..........................          Industrial Conglomerates                635,000         946,807
   Giant Manufacturing Co. ......................        Leisure Equipment & Products              322,000         552,029
 a KYE Systems Corp. ............................           Computers & Peripherals                227,000         167,805
   Taiwan Fu Hsing ..............................             Household Durables                   525,000         571,406
 a Taiwan Green Point Enterprises Co. Ltd. ......                  Machinery                        80,000         249,135
                                                                                                               ------------
                                                                                                                 2,487,182
                                                                                                               ------------
   THAILAND .2%
   BEC World Public Co. Ltd., fgn. ..............                    Media                         447,000         180,529
                                                                                                               ------------
   UNITED KINGDOM 6.0%
   Bodycote International PLC ...................                  Machinery                       378,950       1,189,265
   Bodycote International PLC, 144A .............                  Machinery                        35,200         110,469
   Burberry Group PLC ...........................       Textiles Apparel & Luxury Goods             40,200         309,421
   DS Smith PLC .................................           Containers & Packaging                 309,210         924,401
   Geest PLC ....................................                Food Products                     107,710       1,316,966
   Homeserve ....................................       Commercial Services & Supplies              59,846         875,324
   John Wood Group ..............................         Energy Equipment & Services              450,220       1,158,000
                                                                                                               ------------
                                                                                                                 5,883,846
                                                                                                               ------------
   TOTAL COMMON STOCKS (COST $61,834,972) .......                                                               80,774,144
                                                                                                               ------------
   PREFERRED STOCKS 1.8%
   BRAZIL .4%
   Aracruz Celulose SA, ADR, pfd. ...............           Paper & Forest Products                 11,480         432,796
                                                                                                               ------------
   GERMANY 1.4%
   Hugo Boss AG, pfd. ...........................       Textiles Apparel & Luxury Goods             40,110       1,312,833
                                                                                                               ------------
   TOTAL PREFERRED STOCKS (COST $1,049,277) .....                                                                1,745,629
                                                                                                               ------------
                                                                                            ------------------
                                                                                             PRINCIPAL AMOUNT
                                                                                            ------------------
   SHORT TERM INVESTMENTS (COST $7,803,938) 8.0%
 b U.S. Treasury Bills, 1/06/05 - 3/31/05 .......                                               $7,827,000       7,805,675
                                                                                                               ------------
   TOTAL INVESTMENTS (COST $70,688,187) 92.6%                                                                   90,325,448
   OTHER ASSETS, LESS LIABILITIES 7.4% ..........                                                                7,169,475
                                                                                                               ------------
   NET ASSETS 100.0% ............................                                                              $97,494,923
                                                                                                               ============

aNon-income producing.
bSecurity is traded on a discount basis with no stated coupon rate.

14 | See notes to financial statements. | Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

                                                                                                         ------------------
                                                                                                          FOREIGN SMALLER
                                                                                                          COMPANIES SERIES
                                                                                                         ------------------
Assets:
 Investments in securities:
  Cost ..............................................................................................          $70,688,187
                                                                                                         ==================
  Value .............................................................................................           90,325,448
 Foreign currency, at value (cost $837,678) .........................................................              856,588
 Receivables:
  Investment securities sold ........................................................................               47,073
  Capital shares sold ...............................................................................            6,331,434
  Dividends .........................................................................................               72,889
                                                                                                         ------------------
      Total assets ..................................................................................           97,633,432
                                                                                                         ------------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................................               54,128
  Affiliates ........................................................................................               40,737
 Funds advanced by custodian ........................................................................                3,743
 Deferred tax .......................................................................................                3,698
 Other liabilities ..................................................................................               36,203
                                                                                                         ------------------
      Total liabilities .............................................................................              138,509
                                                                                                         ------------------
        Net assets, at value ........................................................................          $97,494,923
                                                                                                         ==================
Net assets consist of:
 Distributions in excess of net investment income ...................................................          $   (36,766)
 Net unrealized appreciation (depreciation) .........................................................           19,654,558
 Accumulated net realized gain (loss) ...............................................................            1,248,546
 Capital shares .....................................................................................           76,628,585
                                                                                                         ------------------
Net assets, at value ................................................................................          $97,494,923
                                                                                                         ==================
Shares outstanding ..................................................................................            5,586,575
                                                                                                         ==================
Net asset value per share a .........................................................................               $17.45
                                                                                                         ==================


aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

                         Annual Report | See notes to financial statements. | 15

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended December 31, 2004
                                                                                                         ------------------
                                                                                                          FOREIGN SMALLER
                                                                                                          COMPANIES SERIES
                                                                                                         ------------------
Investment income:
 Dividends (net of foreign taxes of $123,167) .......................................................          $ 1,144,218
 Interest (net of foreign taxes of $40) .............................................................               62,804
                                                                                                         ------------------
      Total investment income .......................................................................            1,207,022
                                                                                                         ------------------
Expenses:
 Management fees (Note 3) ...........................................................................              396,608
 Administrative fees (Note 3) .......................................................................              105,762
 Transfer agent fees (Note 3) .......................................................................               12,082
 Custodian fees (Note 4) ............................................................................               21,200
 Reports to shareholders ............................................................................               28,200
 Registration and filing fees .......................................................................               21,940
 Professional fees ..................................................................................               20,950
 Directors' fees and expenses .......................................................................                6,800
 Other ..............................................................................................                4,650
                                                                                                         ------------------
      Total expenses ................................................................................              618,192
      Expenses waived/paid by affiliate (Note 3) ....................................................             (112,542)
      Expense reductions (Note 4) ...................................................................               (9,960)
                                                                                                         ------------------
         Net expenses ...............................................................................              495,690
                                                                                                         ------------------
           Net investment income ....................................................................              711,332
                                                                                                         ------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .......................................................................................            3,098,838
  Foreign currency transactions .....................................................................              (25,743)
                                                                                                         ------------------
      Net realized gain (loss) ......................................................................            3,073,095
 Net change in unrealized appreciation (depreciation) on:
  Investments .......................................................................................           10,379,121
  Translation of assets and liabilities denominated in foreign currencies ...........................               21,663
  Deferred taxes ....................................................................................                2,510
                                                                                                         ------------------
      Net change in unrealized appreciation (depreciation) ..........................................           10,403,294
                                                                                                         ------------------
Net realized and unrealized gain (loss) .............................................................           13,476,389
                                                                                                         ------------------
Net increase (decrease) in net assets resulting from operations .....................................          $14,187,721
                                                                                                         ==================

16 | See notes to financial statements. | Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003
                                                                                       ------------------------------------
                                                                                         FOREIGN SMALLER COMPANIES SERIES
                                                                                       ------------------------------------
                                                                                               2004                2003
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................     $   711,332         $   277,742
  Net realized gain (loss) from investments and foreign currency transactions ........       3,073,095             676,438
  Net change in unrealized appreciation (depreciation) on investments, translation of
 assets and liabilities denominated in foreign currencies, and deferred taxes ........      10,403,294           9,256,404
                                                                                       ------------------------------------
     Net increase (decrease) in net assets resulting from operations .................      14,187,721          10,210,584
 Distributions to shareholders from:
  Net investment income ..............................................................        (752,060)           (271,177)
  Net realized gains .................................................................      (2,184,958)           (354,366)
                                                                                       ------------------------------------
 Total distributions to shareholders .................................................      (2,937,018)           (625,543)
 Capital share transactions (Note 2) .................................................      52,661,504          17,802,794
                                                                                       ------------------------------------
     Net increase (decrease) in net assets ...........................................      63,912,207          27,387,835
Net assets:
 Beginning of year ...................................................................      33,582,716           6,194,881
                                                                                       ------------------------------------
 End of year .........................................................................     $97,494,923         $33,582,716
                                                                                       ====================================
Distributions in excess of net investment income/undistributed net investment income included in net assets:
 End of year .........................................................................     $   (36,766)        $    29,067
                                                                                       ====================================

                         Annual Report | See notes to financial statements. | 17

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foreign Smaller Companies Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company). The Company is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in the equity securities of smaller companies located outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

18 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

                                                              Annual Report | 19

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. When the Fund invests in these securities, the Fund records an estimated deferred tax liability for net unrealized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 1% of the amount redeemed. Effective March 1, 2005, the fee will increase to 2%. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the year.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

20 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

2. CAPITAL STOCK

At December 31, 2004, there were 1.14 billion shares authorized ($0.01 par value), for the Company, of which 60 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                   -------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                               2004                                 2003
                                   -------------------------------------------------------------------
                                      SHARES          AMOUNT              SHARES           AMOUNT
                                   -------------------------------------------------------------------
 Shares sold .....................  3,247,849       $51,064,194          1,664,949        $18,209,070
 Shares issued in reinvestment
 of distributions ................    149,768         2,467,773             36,517            524,024
 Shares redeemed .................    (54,830)         (870,463)           (70,813)          (930,300)
                                   -------------------------------------------------------------------
 Net increase (decrease) .........  3,342,787       $52,661,504          1,630,653        $17,802,794
                                   ===================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers or directors of the following entities:

---------------------------------------------------------------------------------------------------------------------------
  ENTITY                                                                               AFFILIATION
---------------------------------------------------------------------------------------------------------------------------
  Templeton Investment Counsel, LLC (TIC)                                              Investment manager
  Franklin Templeton Services, LLC (FT Services)                                       Administrative manager
  Franklin/Templeton Distributors, Inc. (Distributors)                                 Principal underwriter
  Franklin/Templeton Investor Services, LLC (Investor Services)                        Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.750%          Up to and including $1 billion
        0.730%          Over $1 billion, up to and including $5 billion
        0.710%          Over $5 billion, up to and including $10 billion
        0.690%          Over $10 billion, up to and including $15 billion
        0.670%          Over $15 billion, up to and including $20 billion
        0.650%          Over $20 billion

Prior to May 1, 2004, the Fund paid an investment management fee to TIC of .75% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

                                                              Annual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $12,082, of which $7,666 was paid to Investor Services.

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENT

The investment manager and administrator have agreed in advance to voluntarily waive their respective fees and assume payment of other expenses, through May 1, 2005, as noted in the Statement of Operations. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and organization costs.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ....................................  $70,825,810
                                                          =============
Unrealized appreciation ................................  $19,955,962
Unrealized depreciation ................................     (456,324)
                                                          -------------
Net unrealized appreciation (depreciation) .............  $19,499,638
                                                          =============

Undistributed ordinary income ..........................   $  790,400
Undistributed long term capital gains ..................      559,508
                                                          -------------
Distributable earnings .................................  $ 1,349,908
                                                          =============

22 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                            -------------------------
                                               2004         2003
                                            -------------------------
Distributions paid from:
 Ordinary income .........................  $1,758,770     $625,543
 Long term capital gain ..................   1,178,248           --
                                            -------------------------
 .........................................  $2,937,018     $625,543
                                            =========================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004 aggregated $51,827,373 and $13,089,055, respectively.

7. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

                                                              Annual Report | 23

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

24 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

                                                              Annual Report | 25

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
The Company, and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.

26 | Annual Report

Templeton Institutional Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
TEMPLETON INSTITUTIONAL FUNDS, INC. - FOREIGN SMALLER COMPANIES SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Foreign Smaller Companies Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from October 21, 2002 (commencement date) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 9, 2005

                                                              Annual Report | 27

Templeton Institutional Funds, Inc.

TAX DESIGNATION (UNAUDITED)

FOREIGN SMALLER COMPANIES SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby designates $1,716,508 as a capital gain dividend for the fiscal year ended December 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $928,143 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2004, more than 50% of the Foreign Smaller Companies Series' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Code. This designation will allow shareholders of record on December 9, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

28 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

----------------------------------------------------------------------------------------------------------
                                                                             FOREIGN        ADJUSTED
                                               FOREIGN TAX    FOREIGN       QUALIFIED       FOREIGN
                                                  PAID     SOURCE INCOME    DIVIDENDS    SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE      PER SHARE      PER SHARE
----------------------------------------------------------------------------------------------------------
  Australia ..................................    0.0012      0.0222         0.0222          0.0095
  Belgium ....................................    0.0005      0.0027         0.0027          0.0012
  Bermuda ....................................    0.0000      0.0005         0.0004          0.0003
  Brazil .....................................    0.0002      0.0029         0.0025          0.0015
  Canada .....................................    0.0047      0.0244         0.0125          0.0173
  China ......................................    0.0000      0.0013         0.0000          0.0013
  Denmark ....................................    0.0001      0.0007         0.0007          0.0003
  Finland ....................................    0.0037      0.0200         0.0200          0.0086
  France .....................................    0.0000      0.0001         0.0001          0.0000
  Germany ....................................    0.0006      0.0040         0.0008          0.0035
  Hong Kong ..................................    0.0000      0.0304         0.0000          0.0304
  India ......................................    0.0000      0.0020         0.0020          0.0009
  Indonesia ..................................    0.0003      0.0015         0.0015          0.0006
  Italy ......................................    0.0002      0.0010         0.0010          0.0004
  Japan ......................................    0.0006      0.0072         0.0070          0.0032
  Mexico .....................................    0.0000      0.0039         0.0039          0.0017
  Netherlands ................................    0.0022      0.0121         0.0121          0.0052
  New Zealand ................................    0.0003      0.0018         0.0018          0.0008
  Norway .....................................    0.0016      0.0087         0.0087          0.0037
  Singapore ..................................    0.0001      0.0029         0.0000          0.0029
  South Korea ................................    0.0013      0.0064         0.0064          0.0027
  Spain ......................................    0.0004      0.0024         0.0024          0.0010
  Sweden .....................................    0.0006      0.0032         0.0032          0.0014
  Switzerland ................................    0.0008      0.0044         0.0044          0.0019
  Taiwan .....................................    0.0006      0.0023         0.0000          0.0023
  Thailand ...................................    0.0003      0.0024         0.0024          0.0010
  United Kingdom .............................    0.0039      0.0314         0.0297          0.0144
                                                 ------------------------------------------------------
  TOTAL ......................................   $0.0242     $0.2028        $0.1484         $0.1180
                                                 ======================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

                                                              Annual Report | 29

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.

30 | Annual Report

Board Members and Officers

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)           Director        Since 1992            142                          Director, Bar-S Foods (meat
 500 East Broward Blvd.                                                                             packing company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)          Director        Since 1990            21                           None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo Power
 Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
 Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)        Director        Since 1992            143                          None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)           Director        Since 1996            98                           Director, Amerada Hess
 500 East Broward Blvd.                                                                             Corporation (exploration and
 Suite 2100                                                                                         refining of oil and gas); H.J.
 Fort Lauderdale, FL 33394-3091                                                                     Heinz Company (processed foods
                                                                                                    and allied products); RTI
                                                                                                    International Metals, Inc.
                                                                                                    (manufacture and distribution
                                                                                                    of titanium); Canadian
                                                                                                    National Railway (railroad);
                                                                                                    and White Mountains Insurance
                                                                                                    Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
 Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
 the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)          Director        Since 1993            142                          Director, Martek Biosciences
 500 East Broward Blvd.                                                                             Corporation; MedImmune, Inc.
 Suite 2100                                                                                         (biotechnology); and
 Fort Lauderdale, FL 33394-3091                                                                     Overstock.com (Internet
                                                                                                    services); and FORMERLY,
                                                                                                    Director, MCI Communication
                                                                                                    Corporation (subsequently known
                                                                                                    as MCI WorldCom, Inc. and
                                                                                                    WorldCom, Inc.) (communications
                                                                                                    services) (1988-2002), White
                                                                                                    Mountains Insurance Group, Ltd.
                                                                                                    (holding company) (1987-2004),
                                                                                                    and Spacehab, Inc. (aerospace
                                                                                                    services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
 (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (75)           Director        Since 1992            28                           None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
----------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)             Director        Since 2003            21                           Director, White Mountains
 500 East Broward Blvd.                                                                             Insurance Group Ltd. (holding
 Suite 2100                                                                                         company); Amerada Hess
 Fort Lauderdale, FL 33394-3091                                                                     Corporation (exploration and
                                                                                                    refining of oil and gas); and
                                                                                                    Sentient Jet (private jet
                                                                                                    service); and FORMERLY,
                                                                                                    Director, Becton Dickinson
                                                                                                    and Co. (medical technology),
                                                                                                    Cooper Industries (electrical
                                                                                                    products and tools and
                                                                                                    hardware), Health Net
                                                                                                    (formerly Foundation Health),
                                                                                                    The Hertz Corporation,
                                                                                                    Pacific Southwest Airlines,
                                                                                                    The RCA Corporation, Unicom
                                                                                                    (formerly Commonwealth
                                                                                                    Edison) and UAL Corporation
                                                                                                    (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
 (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------

32 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION      TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS (50) Director      Since 1990            21                           None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (74)        Director        Since 1993            18                           Director, Amerada Hess
 500 East Broward Blvd.                                                                             Corporation (exploration and
 Suite 2100                                                                                         refining of oil and gas);
 Fort Lauderdale, FL 33394-3091                                                                     Total Logistics, Inc.
                                                                                                    (formerly C2, Inc.
                                                                                                    (operating and investment
                                                                                                    business)); and Weatherford
                                                                                                    International, Ltd (oilfield
                                                                                                    products and servicing)
                                                                                                    (2004-present); and
                                                                                                    FORMERLY, Director, H.J.
                                                                                                    Heinz Company (processed
                                                                                                    foods and allied products)
                                                                                                    (1987-1988; 1993-2003).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
 Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
 Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
 Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and
 U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)       Director, Vice  Director and Vice     142                          None
 One Franklin Parkway            President       President since
 San Mateo, CA 94403-1906        and Chairman    1993 and
                                 of the Board    Chairman of the
                                                 Board since 1995
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)            Vice President  Since 1996            Not Applicable               Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory
 Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
 Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)             Chief           Since July 2004       Not Applicable               Not Applicable
 One Franklin Parkway            Compliance
 San Mateo, CA 94403-1906        Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
 Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)         Vice President  Since 2001            Not Applicable               Not Applicable
 PO Box N-7759
 Lyford Cay, Nassau, Bahamas
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)         Vice President  Since 1990            Not Applicable               Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)           Senior Vice     Since 2002            Not Applicable               Not Applicable
 500 East Broward Blvd.          President and
 Suite 2100                      Chief Executive
 Fort Lauderdale, FL 33394-3091  Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)              Vice President  Since 2000            Not Applicable               Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
 Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (57)           Vice President  Since 2000            Not Applicable               Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
 Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services,
 LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
 Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
 Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
 District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (64)     Vice President  Since 1996            Not Applicable               Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)                Vice President  Since 1994            Not Applicable               Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
 President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc.
 and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
 Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)          Vice President  Since 2002            Not Applicable               Not Applicable.
 600 Fifth Avenue                - AML
 Rockefeller Center              Compliance
 New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
 Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
 Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MARK MOBIUS (68)                Vice President  Since 1993            Not Applicable               Not Applicable
 17th Floor, The Chater House
 8 Connaught Road
 Central Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
 President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and
 FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and
 Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
 DONALD F. REED (60)             President and   President since       Not Applicable               Not Applicable
 1 Adelaide Street East,         Chief Executive 1993 and Chief
 Suite 2101                      Officer -       Executive Officer -
 Toronto, Ontario Canada         Investment      Investment
 M5C 3B8                         Management      Management
                                                 since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Director, Templeton Worldwide, Inc.; Chief Executive Officer, Templeton Investment Counsel, LLC;
 President, Chief Executive Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and FORMERLY, Chairman and Director of FTTrust Company.
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT C. ROSSELOT (44)         Secretary       Since December        Not Applicable               Not Applicable
 500 East Broward Blvd.                          2004
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
 Investment Counsel, LLC and Fiduciary Trust International of the South; officer of 15 of the investment companies in Franklin
 Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America (1997-2001).
------------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. SEWARD (48)          Treasurer       Since October         Not Applicable               Not Applicable
 500 East Broward Blvd.                          2004
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; officer of 15 of the investment companies in Franklin Templeton Investments;
 and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)          Vice President  Since 2000            Not Applicable               Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000);
 and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (53)            Chief Financial Since May 2004        Not Applicable               Not Applicable
 500 East Broward Blvd.          Officer and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton
 Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered to be an interested person of Templeton Institutional Funds, Inc. (TIFI) under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of TIFI'S advisers and distributor. Nicholas F. Brady is considered to be an interested person of TIFI under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1992 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVE THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.

                                                              Annual Report | 37

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

FOREIGN SMALLER COMPANIES SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003 and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

38 | Annual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

                               [GRAPHIC OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                 INSTITUTIONAL

FRANKLIN TEMPLETON INSTITUTIONAL
600 Fifth Avenue
New York, NY 10020
FRANKLINTEMPLETONINSTITUTIONAL.COM

ANNUAL REPORT
TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563

This report must be preceded or accompanied by the current Templeton Institutional Funds, Inc., Foreign Smaller Companies Series prospectus, which contains more complete information including charges, expenses, and risk factors. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT458 A2004 02/05

                                                 ANNUAL REPORT    |   12 31 2004
--------------------------------------------------------------------------------











THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------
                                  TEMPLETON INSTITUTIONAL FUNDS, INC.
--------------------------------------------------------------------------------
                                  Franklin Templeton Non-U.S. Core Equity Series











                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                  INSTITUTIONAL
                         FRANKLIN O TEMPLETON O FIUCIARY

Contents


ANNUAL REPORT
--------------------------------------------------------------------------------

 TIFI Franklin Templeton Non-U.S. Core Equity Series ...............  2

 Performance Summary ...............................................  7

 Your Fund's Expenses...............................................  9

 Financial Highlights and Statement of Investments ................. 11

 Financial Statements .............................................. 17

 Notes to Financial Statements ..................................... 20

 Report of Independent Registered Public Accounting Firm ........... 29

 Tax Designation ................................................... 30

 Board Members and Officers ........................................ 33

 Shareholder Information............................................ 40


              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                               Annual Report | 1

Annual Report

TIFI Franklin Templeton Non-U.S.
Core Equity Series

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The Fund's investment goal is long-term capital growth. The Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets. Under normal conditions, the Fund will invest at least 80% of its net assets in foreign (non-U.S.) equity securities.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETONINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



This is the Templeton Institutional Funds, Inc. (TIFI) Franklin Templeton Non-U.S. Core Equity Series (the "Fund") annual report for the fiscal year ended December 31, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 18.77% cumulative total return for the 12-month period ended December 31, 2004. The Fund underperformed its benchmark, the MSCI EAFE Index 1,2, which returned 20.70% during the same period.


ECONOMIC AND MARKET OVERVIEW

The global economic recovery continued through 2004, and global equity markets rose for the second year in a row. The majority of performance for the year came in the fourth quarter after the conclusion of the presidential election in the United States. For most of the year, the markets were concerned about rising energy prices and interest rates, as well as the uncertainty surrounding the U.S. presidential election. For the year, the MSCI EAFE Index returned 20.70% (in US dollars), of which 15.36% was during the fourth quarter. Value



1. Souce: Standard & Poor's Micropal. The Morgan Stanley Capital International
(MSCI) Europe, Australasia, and Far East (EAFE) Index is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. All MSCI data is presented "as is." The Fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the Fund described herein. Copying or distributing the MSCI data is strictly prohibited.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


2 |  Annual Report
outpaced growth again in 2004, as the MSCI EAFE Value Index 2,3 returned 24.88% versus only 16.48% for the MSCI EAFE Growth 2,4 Index.

Geographically, the Asia Pacific (ex-Japan) region was a strong performing area of the MSCI EAFE Index in 2004, returning 29.6%. This region was led by New Zealand (37.5%) and Australia (32.0%). Europe dominated the list of best performing countries in the MSCI EAFE Index 1,2, with Austria the top performer at 72.3% for the year. Norway was second, as the country benefited from high oil prices. Greece, Belgium, and Ireland rounded out the top five.

Relative sector performance paralleled the gap between growth and value style performance. Sectors that are more heavily weighted in the MSCI EAFE Value Index, including the utilities and financials sectors, significantly outperformed mainstay growth sectors such as technology and health care. The continued lack of capital spending, compounded by overcapacity issues in the semiconductor industry, hindered the performance of the technology sector. Meanwhile, the health care sector suffered from regulatory and drug-specific issues in the large cap pharmaceuticals group.

Energy was one of the top performing sectors of 2004, as continued unrest in the Middle East and speculative buying helped push the price per barrel of oil up to $56 in October. While prices fell from their October high to close the year at $43 per barrel, oil prices rose almost 34% in 2004. This rise in oil prices triggered investor worries about inflation, decreased spending (due to cautionary consumer and business sentiment), and slower economic and corporate profit growth.

During the last few weeks of 2004, the U.S. dollar fell to its lowest price against the euro since the euro was introduced in 1999, and to a five-year low


GEOGRAPHIC DISTRIBUTION ON 12/31/04
EQUITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS TO FOLLOW:
Europe                     62.0%
Asia                       25.7%
Australia & New Zealand     3.1%
North America               3.0%
Latin America               2.9%
MIddle East/Africa          1.8%
Short-Term Investments &
Other Net Assets            1.5%




SECTOR DIVERSIFICATION ON 12/31/04
EQUITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

--------------------------------------
  Financials                    24.8%
--------------------------------------
  Consumer Discretionary        13.8%
--------------------------------------
  Industrials                   12.0%
--------------------------------------
  Telecommunication Services     9.8%
--------------------------------------
  Information Technology         9.2%
--------------------------------------
  Health Care                    8.4%
--------------------------------------
  Materials                      7.2%
--------------------------------------
  Energy                         5.2%
--------------------------------------
  Consumer Staples               4.8%
--------------------------------------
  Utilities                      3.3%
--------------------------------------
  Short-Term Investments & Other
  Net Assets                     1.5%
--------------------------------------




3. Source: Standard & Poor's Micropal. The MSCI EAFE Value Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index designed to measure the performance of value-oriented equity securities from global developed markets, excluding the U.S. and Canada. The index is constructed based on a two-dimensional framework for style segmentation utilizing eight valuation attributes and is designed to divide 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index into each a value index and a growth index.

4. Source: Standard & Poor's Micropal. The MSCI EAFE Growth Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index designed to measure the performance of growth-oriented equity securities from global developed markets, excluding the U.S. and Canada. The index is constructed based on a two-dimensional framework for style segmentation utilizing eight valuation attributes and is designed to divide 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index into each a value index and a growth index.


                                                               Annual Report | 3
versus the yen. The dollar fell against most of the world's major currencies in 2004, making American exports more affordable around the world, but hindering the European and Japanese economies that are dependent upon exports to the United States. The effects of the weak dollar were felt acutely in Japan, where a slowdown in exports caused a 0.6% contraction in GDP for the second quarter of 2004, followed by a disappointing 0.0% growth rate in the third quarter of 2004.


INVESTMENT STRATEGY

The Fund invests primarily in equity securities of foreign companies located outside of the United States, including emerging markets. The Fund pursues a disciplined "blend" of growth and value strategies by allocating approximately 50% of the portfolio to each strategy. The growth and value allocations are rebalanced whenever changes in market values cause one strategy to comprise more than 55% of the portfolio. The value manager focuses on bottom-up valuation analysis of the equity securities, while the growth manager utilizes both bottom-up as well as top-down macroeconomic and thematic evaluations of market sectors.


MANAGER'S DISCUSSION

Currency exposures were an important driver of the Fund's performance for 2004. The decline in the U.S. dollar benefited U.S.-based fund investors as foreign assets appreciated in U.S. dollar terms. For example, the MSCI EAFE Index returned 13.1% in local currency terms, but 20.7% in U.S. dollars. Likewise, about a third of the Fund's performance in 2004 was driven by currency gains.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund's portfolio was invested predominantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.



10 LARGEST EQUITY POSITIONS
ON 12/31/04
PERCENTAGE OF TOTAL NET ASSETS

--------------------------------------
  Telefonica SA                  1.6%
--------------------------------------
  Esprit Holdings                1.5%
--------------------------------------
  Atlas Copco AB, A              1.4%
--------------------------------------
  Smith & Nephew PLC             1.4%
--------------------------------------
  Sompo Japan Insurance Inc.     1.4%
--------------------------------------
  Tesco PLC                      1.4%
--------------------------------------
  Sun Hung Kai Properties Ltd.   1.4%
--------------------------------------
  ING Groep NV                   1.4%
--------------------------------------
  Anglo Irish Bank Corp. PLC     1.4%
--------------------------------------
  Sanofi-Aventis                 1.3%
--------------------------------------


FUND ASSET ALLOCATION ON 12/31/04
[PIE CHART OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS TO FOLLOW:

Equity                   98.5%
Short-Term Investments &
Other Net Assets          1.5%


4 |  Annual Report

The Fund's allocation between the growth and value portions was not altered over the course of the year. The value portion of the Fund has increased relative to the growth portion, but not sufficiently to require a rebalancing.

In the growth portion of the portfolio, both sector allocations and stock selection contributed positively to relative performance versus the MSCI EAFE Growth Index. An overweighting in the financials sector was the largest positive sector contribution to relative performance, while an underweighting to the materials sector was the largest negative contributor to performance, but relatively small in magnitude. Within the financials sector, the majority of outperformance came from real estate companies in Hong Kong, which posted very strong gains in 2004 in large part due to the strong economic growth in China.

Stock selection in the growth portion of the Fund was particularly strong in the consumer staples, energy, financials and telecommunications sectors, but was partially offset by poor stock selection in the industrials sector. The poor stock selection in the industrials sector stemmed from holdings in Japan and Europe that suffered from lower than expected global capital expenditure spending in 2004. Some positions in this sector were reduced during the fourth quarter.

The value portion of the Fund benefited from its sector and geographical diversification, generating positive returns in all major sectors and areas of the world. On a sector basis, the largest contributions to returns came from the industrials, financials, health care, and materials sectors. Excluding financials, the value portion of the Fund maintained overweight positions in all of these sectors relative to the MSCI EAFE Value Index, which contributed to provide excess returns.

On the negative side, the value portion of the Fund underperformed due to poor stock selection in the consumer discretionary sector, but this was mitigated by an underweighting in the sector. Underweighted positions in the technology and utilities sectors also detracted from relative performance, but were offset by strong stock selection in both of the sectors.






                                                               Annual Report | 5

We thank you for your continued participation in the Fund and look forward to serving your investment needs.

Sincerely,

Gary P. Motyl, CFA

John P. Remmert

Canyon A. Chan, CFA

Portfolio Managers
TIFI Franklin Templeton Non-U.S. Core Equity Series




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



6 |  Annual Report

Performance Summary as of 12/31/04

TOTAL RETURNS

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

---------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE
                                                                              AVERAGE          SINCE
                                                            ONE YEAR       ANNUAL SINCE    INCEPTION 1,2
                                                         CUMULATIVE 1,2    INCEPTION 1,3      (9/03/02)
---------------------------------------------------------------------------------------------------------
TIFI Franklin Templeton Non-U.S. Core Equity Series          18.77%          19.75%          52.11%
---------------------------------------------------------------------------------------------------------
MSCI EAFE Index 4,5                                          20.70%          24.22%          65.64%
---------------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800/321-8563.



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $5,000,000 INVESTMENT



(9/03/02-12/31/04)
Millions
[LINE CHART OMITTED]

                    TIFI Franklin Templeton Non-U.S. Core Equity Series       MSCI EAFE Index
Sep-02              $5,000,000.00                                             $5,000,000.00
Oct-02               4,670,000.00                                              4,630,500.00
Nov-02               4,795,000.00                                              4,879,620.00
Dec-02               5,015,000.00                                              5,101,640.00
Jan-03               4,747,450.00                                              4,930,740.00
Feb-03               4,516,360.00                                              4,725,130.00
Mar-03               4,395,790.00                                              4,616,920.00
Apr-03               4,295,610.00                                              4,529,660.00
May-03               4,768,430.00                                              4,979,000.00
Jun-03               5,045,080.00                                              5,285,210.00
Jul-03               5,115,500.00                                              5,415,760.00
Aug-03               5,271,430.00                                              5,547,900.00
Sep-03               5,417,300.00                                              5,682,720.00
Oct-03               5,482,690.00                                              5,858,880.00
Nov-03               5,844,850.00                                              6,224,470.00
Dec-03               5,975,630.00                                              6,363,900.00
Jan-04               6,403,740.00                                              6,861,560.00
Feb-04               6,547,640.00                                              6,958,990.00
Mar-04               6,696,680.00                                              7,121,140.00
Apr-04               6,635,010.00                                              7,163,870.00
May-04               6,485,970.00                                              7,007,690.00
Jun-04               6,501,390.00                                              7,037,830.00
Jul-04               6,614,450.00                                              7,194,770.00
Aug-04               6,393,460.00                                              6,962,380.00
Sep-04               6,393,460.00                                              6,994,410.00
Oct-04               6,578,480.00                                              7,178,360.00
Nov-04               6,820,030.00                                              7,423,860.00
Dec-04               7,318,560.00                                              7,933,130.00
                     7,605,572.00                                              8,281,400.00



                                                               Annual Report | 7

ENDNOTES


THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2. Cumulative total return shows the change in value of an investment over the indicated periods. It assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period, and the deduction of all applicable charges and fees.

3. Average annual total return represents the change in value of an investment over the indicated periods.

4. The MSCI Europe, Australasia, and Far East (EAFE) Index is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

5. All MSCI data is presented "as is." The Fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the Fund described herein. Copying or distributing the MSCI data is strictly prohibited.




8 |  Annual Report

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.






                                                               Annual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
                                        VALUE ON 6/30/04    VALUE ON 12/31/04 PERIOD* 6/30/04-12/31/04
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000.00         $1,149.80                $4.54
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000.00         $1,020.91                $4.27
-------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio, net of fee waivers, of 0.84% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.




10 |  Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS


FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

                                                                ----------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                   2004        2003        2002 C
                                                                ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................    $12.46       $9.45      $10.00
                                                                ----------------------------------

Income from investment operations:

 Net investment income a ....................................       .19         .19         .01

 Net realized and unrealized gains (losses) .................      2.12        3.09        (.51)
                                                                ----------------------------------
Total from investment operations ............................      2.31        3.28        (.50)
                                                                ----------------------------------

Less distributions from:

 Net investment income ......................................      (.17)       (.27)       (.05)

 Net realized gains .........................................      (.37)         --          --
                                                                ----------------------------------
Total distributions .........................................      (.54)       (.27)       (.05)
                                                                ----------------------------------
Net asset value, end of year ................................    $14.23      $12.46      $ 9.45
                                                                ----------------------------------

Total return b ..............................................    18.77%      34.89%     (5.05)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................    $2,846      $2,493      $2,942

Ratios to average net assets:

 Expenses ...................................................     2.53%       5.31%       5.47%d

 Expenses, net of waiver and payments by affiliate ..........      .84%        .84%        .84%d

 Net investment income ......................................     1.45%       1.87%        .28%d

Portfolio turnover rate .....................................    24.45%      39.97%       6.36%


a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period September 3, 2002 (commencement date) to December 31, 2002. d Annualized.


                         Annual Report | See notes to financial statements. | 11

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES                         INDUSTRY                   SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.5%
   AUSTRALIA 3.1%
   AMP Ltd. .............................................                 Insurance                    1,370    $    7,785
   Qantas Airways Ltd. ..................................                 Airlines                     4,970        14,433
   QBE Insurance Group Ltd. .............................                 Insurance                    2,000        24,030
   St. George Bank Ltd. .................................             Commercial Banks                 1,500        29,647
   Woodside Petroleum Ltd. ..............................                 Oil & Gas                      800        12,587
                                                                                                                -----------
                                                                                                                    88,482
                                                                                                                -----------

   AUSTRIA 1.1%
   Erste Bank der Oester Sparkassen AG ..................             Commercial Banks                   600        31,998
                                                                                                                -----------

   BERMUDA 1.0%
   ACE Ltd. .............................................                 Insurance                      640        27,360
                                                                                                                -----------

   CANADA 2.0%
   Alcan Inc. ...........................................              Metals & Mining                   300        14,708
   BCE Inc. .............................................  Diversified Telecommunication Services      1,060        25,560
   Encana Corp. .........................................                 Oil & Gas                      300        17,109
                                                                                                                -----------
                                                                                                                    57,377
                                                                                                                -----------

   CHINA 1.1%
   China Mobile (Hong Kong) Ltd., fgn. ..................    Wireless Telecommunication Services       4,450        15,086
   Huaneng Power International Inc., H ..................            Electric Utilities               20,000        14,924
                                                                                                                -----------
                                                                                                                    30,010
                                                                                                                -----------

   DENMARK .4%
   TDC AS ...............................................  Diversified Telecommunication Services        140         5,918
a  Vestas Wind Systems AS ...............................           Electrical Equipment                 370         4,589
a  Vestas Wind Systems AS, 144A .........................           Electrical Equipment                 123         1,526
                                                                                                                -----------
                                                                                                                    12,033
                                                                                                                -----------

   FINLAND 1.0%
   Stora Enso OYJ, R (EUR/FIM Traded) ...................          Paper & Forest Products             1,820        27,809
                                                                                                                -----------

   FRANCE 5.3%
   Accor SA .............................................       Hotels Restaurants & Leisure             140         6,119
   AXA SA ...............................................                 Insurance                      610        15,049
   Dassault Systemes SA .................................                 Software                       350        17,621
   Essilor International SA .............................     Health Care Equipment & Supplies           100         7,823
   Michelin SA, B .......................................              Auto Components                   530        33,939
   Sanofi-Aventis .......................................              Pharmaceuticals                   480        38,300
   Suez SA ..............................................    Multi-Utilities & Unregulated Power       1,190        31,683
                                                                                                                -----------
                                                                                                                   150,534
                                                                                                                -----------

   GERMANY 8.9%
   BASF AG ..............................................                 Chemicals                      350        25,134
   Bayer AG, Br. ........................................                 Chemicals                      510        17,232
   Celesio AG ...........................................     Health Care Providers & Services           460        37,266
   Deutsche Post AG .....................................          Air Freight & Logistics             1,520        34,776
   E.ON AG ..............................................            Electric Utilities                  260        23,702




12 |  Annual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES                         INDUSTRY                   SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   GERMANY (CONT.)
   Puma AG ..............................................      Textiles Apparel & Luxury Goods           120    $   32,715
   SAP AG ...............................................                 Software                       150        26,706
   Siemens AG ...........................................         Industrial Conglomerates               400        33,849
   Volkswagen AG ........................................                Automobiles                     460        20,818
                                                                                                                -----------
                                                                                                                   252,198
                                                                                                                -----------

   HONG KONG 5.7%
   Esprit Holdings ......................................             Specialty Retail                 7,000        42,327
   Hang Seng Bank .......................................             Commercial Banks                   900        12,505
   Sun Hung Kai Properties Ltd. .........................                Real Estate                   4,000        40,012
   Swire Pacific Ltd., A ................................         Industrial Conglomerates             2,000        16,725
   Television Broadcasts Ltd. ...........................                   Media                      5,000        23,222
   Wharf Holdings Ltd. ..................................                Real Estate                   8,000        27,995
                                                                                                                -----------
                                                                                                                   162,786
                                                                                                                -----------

   IRISH REPUBLIC 1.4%
   Anglo Irish Bank Corp. PLC ...........................             Commercial Banks                 1,600        38,713
                                                                                                                -----------

   ISRAEL 1.8%
a  Check Point Software Technologies Ltd. ...............                 Software                     1,160        28,571
   Teva Pharmaceutical Industries Ltd., ADR .............              Pharmaceuticals                   800        23,888
                                                                                                                -----------
                                                                                                                    52,459
                                                                                                                -----------

   ITALY 4.6%
   Arnoldo Mondadori Editore SpA ........................                   Media                      2,100        24,194
   Eni SpA ..............................................                 Oil & Gas                      780        19,497
   Luxottica Group SpA, ADR .............................      Textiles Apparel & Luxury Goods           700        14,273
   Mediaset SpA .........................................                   Media                      2,000        25,322
   Riunione Adriatica di Sicurta SpA ....................                 Insurance                    1,294        29,219
   Saipem SpA ...........................................        Energy Equipment & Services           1,500        18,014
                                                                                                                -----------
                                                                                                                   130,519
                                                                                                                -----------

   JAPAN 13.8%
   Acom Co. Ltd. ........................................             Consumer Finance                   300        22,466
   Asahi Glass Co. Ltd. .................................             Building Products                3,000        33,099
   Canon Inc., ADR ......................................            Office Electronics                  350        18,991
   East Japan Railway Co. ...............................                Road & Rail                       5        27,827
   Fanuc Ltd. ...........................................                 Machinery                      200        13,083
   Fast Retailing Co. Ltd. ..............................             Specialty Retail                   500        38,078
   Fujitsu Ltd. .........................................          Computers & Peripherals             2,000        13,025
   KAO Corp. ............................................            Household Products                  600        15,349
   Mitsui Fudosan Co. Ltd. ..............................                Real Estate                   1,000        12,156
   Net One Systems Co. Ltd. .............................                IT Services                       4        16,676
   Nintendo Co. Ltd. ....................................                 Software                       100        12,566
   Nippon Telegraph & Telephone Corp. ...................  Diversified Telecommunication Services          6        26,948
   Seiko Epson Corp. ....................................          Computers & Peripherals               400        17,809
   SMC Corp. ............................................                 Machinery                      100        11,453


                                                              Annual Report | 13

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES                         INDUSTRY                   SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   JAPAN (CONT.)
   Sompo Japan Insurance Inc. ...........................                 Insurance                    4,000    $   40,773
   Sony Corp. ...........................................            Household Durables                  900        34,798
   Takeda Pharmaceutical Co. Ltd. .......................              Pharmaceuticals                   200        10,076
   Trend Micro Inc. .....................................                 Software                       500        26,997
                                                                                                                -----------
                                                                                                                   392,170
                                                                                                                -----------

   MEXICO 2.9%
   America Movil SA de CV, L, ADR .......................    Wireless Telecommunication Services         600        31,410
   Grupo Financiero Banorte SA de CV, O .................             Commercial Banks                 4,000        25,218
   Telefonos de Mexico SA de CV (Telmex), L, ADR ........  Diversified Telecommunication Services        650        24,908
                                                                                                                -----------
                                                                                                                    81,536
                                                                                                                -----------

   NETHERLANDS 4.3%
   Akzo Nobel NV ........................................                 Chemicals                      630        26,827
   IHC Caland NV ........................................        Energy Equipment & Services             410        26,004
   ING Groep NV .........................................      Diversified Financial Services          1,290        38,967
   Koninklijke Philips Electronics NV ...................            Household Durables                1,130        29,917
                                                                                                                -----------
                                                                                                                   121,715
                                                                                                                -----------

   NORWAY 1.0%
   Norske Skogindustrier ASA, A .........................          Paper & Forest Products             1,340        28,946
                                                                                                                -----------

   PORTUGAL 1.0%
   Portugal Telecom SA, SGPS ............................  Diversified Telecommunication Services      2,310        28,526
                                                                                                                -----------

   RUSSIA .6%
b  Lukoil Holdings, ADR .................................                 Oil & Gas                      140        17,150
                                                                                                                -----------

   SINGAPORE .3%
   DBS Group Holdings Ltd. ..............................             Commercial Banks                 1,000         9,863
                                                                                                                -----------

   SOUTH KOREA 3.3%
a  Kookmin Bank, ADR ....................................             Commercial Banks                   740        28,919
   KT Corp., ADR ........................................  Diversified Telecommunication Services      1,100        23,991
   POSCO, ADR ...........................................              Metals & Mining                   300        13,359
   Samsung Electronics Co. Ltd., GDR, 144A .............. Semiconductors & Semiconductor Equipment       130        28,405
                                                                                                                -----------
                                                                                                                    94,674
                                                                                                                -----------

   SPAIN 3.7%
   Banco Santander Central Hispano SA ...................             Commercial Banks                 2,950        36,549
   Telefonica Moviles SA ................................    Wireless Telecommunication Services       2,000        25,131
   Telefonica SA ........................................  Diversified Telecommunication Services      2,370        44,575
                                                                                                                -----------
                                                                                                                   106,255
                                                                                                                -----------

   SWEDEN 3.7%
   Atlas Copco AB, A ....................................                 Machinery                      910        41,092
   Nordea Bank AB, FDR ..................................             Commercial Banks                 2,260        22,863
   Securitas AB, B ......................................      Commercial Services & Supplies            480         8,236
   Volvo AB, B ..........................................                 Machinery                      840        33,316
                                                                                                                -----------
                                                                                                                   105,507
                                                                                                                -----------



14 |  Annual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES                         INDUSTRY                   SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SWITZERLAND 5.1%
   Adecco SA ............................................      Commercial Services & Supplies            100   $     5,066
   Credit Suisse Group ..................................              Capital Markets                   300        12,591
   Lonza Group AG .......................................                 Chemicals                      110         6,181
   Roche Holding AG .....................................              Pharmaceuticals                   300        34,295
   Swiss Reinsurance Co. ................................                 Insurance                      340        24,120
   Syngenta AG ..........................................                 Chemicals                      200        21,212
   Synthes Inc. .........................................     Health Care Equipment & Supplies           180        20,150
   UBS AG ...............................................              Capital Markets                   250        20,853
                                                                                                                -----------
                                                                                                                   144,468
                                                                                                                -----------

   TAIWAN 1.5%
   Chunghwa Telecom Co. Ltd., ADR .......................  Diversified Telecommunication Services        700        14,735
   Compal Electronics Inc., 144A ........................          Computers & Peripherals               400         1,992
   Compal Electronics Inc., GDR, Reg S ..................          Computers & Peripherals             1,000         4,980
   Taiwan Semiconductor Manufacturing Co. Ltd., ADR ..... Semiconductors & Semiconductor Equipment     2,500        21,225
                                                                                                                -----------
                                                                                                                    42,932
                                                                                                                -----------

   UNITED KINGDOM 19.9%
   BAE Systems PLC ......................................            Aerospace & Defense               6,900        30,528
   BHP Billiton PLC .....................................              Metals & Mining                 2,010        23,554
   BP PLC ...............................................                 Oil & Gas                    1,560        15,211
   Cadbury Schweppes PLC ................................               Food Products                  3,700        34,445
   Compass Group PLC ....................................       Hotels Restaurants & Leisure           2,870        13,565
   Diageo PLC ...........................................                 Beverages                    1,800        25,671
   Exel PLC .............................................          Air Freight & Logistics               500         6,939
   HBOS PLC .............................................             Commercial Banks                 1,500        24,401
   HSBC Holdings PLC ....................................             Commercial Banks                 1,200        20,533
   Man Group PLC ........................................              Capital Markets                   800        22,604
   National Grid Transco PLC ............................    Multi-Utilities & Unregulated Power       2,350        22,396
   Next PLC .............................................             Multiline Retail                   500        15,835
   Pearson PLC ..........................................                   Media                        600         7,238
   Reckitt Benckiser PLC ................................            Household Products                  700        21,149
   Rentokil Initial PLC .................................      Commercial Services & Supplies          1,570         4,452
   Royal Bank of Scotland Group PLC .....................             Commercial Banks                   800        26,903
   Shell Transport & Trading Co. PLC ....................                 Oil & Gas                    2,790        23,777
   Shire Pharmaceuticals Group PLC ......................              Pharmaceuticals                 2,870        30,133
   Smith & Nephew PLC ...................................     Health Care Equipment & Supplies         4,000        40,923
   Smiths Group PLC .....................................         Industrial Conglomerates             1,290        20,354
   Standard Chartered PLC ...............................             Commercial Banks                 1,630        30,302
   Tesco PLC ............................................         Food & Staples Retailing             6,500        40,143
   The Sage Group PLC ...................................                 Software                     6,700        26,010
   Vodafone Group PLC ...................................    Wireless Telecommunication Services       3,990        10,818



                                                              Annual Report | 15

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES                         INDUSTRY                   SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED KINGDOM (CONT.)
   WPP Group PLC ........................................                   Media                      2,200    $   24,197
   Yell Group PLC .......................................                   Media                        670         5,659
                                                                                                                -----------
                                                                                                                   567,740
                                                                                                                -----------
   TOTAL COMMON STOCKS (COST $1,882,447) 98.5% ..........                                                        2,803,760
   OTHER ASSETS, LESS LIABILITIES 1.5% ..................                                                           42,204
                                                                                                                -----------
   NET ASSETS 100.0% ....................................                                                       $2,845,964
                                                                                                                ===========


CURRENCY ABBREVIATIONS: | EUR - Euro | FIM - Finnish Markka



a Non-income producing.
b See Note 7 regarding other considerations.




16 | See notes to financial statements. | Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004


                                                                         ------------------
                                                                         FRANKLIN TEMPLETON
                                                                            NON-U.S. CORE
                                                                            EQUITY SERIES
                                                                         ------------------
Assets:
 Investments in securities:
  Cost ...............................................................        $1,882,447
                                                                         ------------------
  Value ..............................................................         2,803,760
 Cash ................................................................            37,665
 Foreign currency, at value (cost $11,773) ...........................            13,054
 Receivables:
  Dividends ..........................................................             4,567
  Affiliates .........................................................            11,378
                                                                         ------------------
      Total assets ...................................................         2,870,424
                                                                         ------------------
Liabilities:
 Other liabilities ...................................................            24,460
                                                                         ------------------
       Net assets, at value ..........................................        $2,845,964
                                                                         ------------------
Net assets consist of:
 Undistributed net investment income .................................        $    1,938
 Net unrealized appreciation (depreciation) ..........................           922,813
 Accumulated net realized gain (loss) ................................             8,736
 Capital shares ......................................................         1,912,477
                                                                         ------------------
Net assets, at value .................................................        $2,845,964
                                                                         ------------------
Shares outstanding ...................................................           200,000
                                                                         ------------------
Net asset value per share a ..........................................            $14.23
                                                                         ------------------




a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.







                         Annual Report | See notes to financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2004



                                                                                    ------------------
                                                                                    FRANKLIN TEMPLETON
                                                                                       NON-U.S. CORE
                                                                                       EQUITY SERIES
                                                                                    ------------------
Investment income:
 Dividends (net of foreign taxes of $6,774) .....................................         $ 57,859
 Interest .......................................................................              952
                                                                                    ------------------
      Total investment income ...................................................           58,811
                                                                                    ------------------
Expenses:
 Management fees (Note 3) .......................................................           18,124
 Administrative fees (Note 3) ...................................................            5,178
 Transfer agent fees (Note 3) ...................................................              130
 Custodian fees (Note 4) ........................................................              800
 Registration and filing fees ...................................................           16,672
 Professional fees ..............................................................           16,550
 Directors' fees and expenses ...................................................            5,500
 Other ..........................................................................            2,600
                                                                                    ------------------
      Total expenses ............................................................           65,554
      Expenses waived/paid by affiliate (Note 3) ................................          (43,796)
      Expense reductions (Note 4) ...............................................             (413)
                                                                                    ------------------
          Net expenses ..........................................................           21,345
                                                                                    ------------------
            Net investment income ...............................................           37,466
                                                                                    ------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................................................          123,463
  Foreign currency transactions .................................................              237
                                                                                    ------------------
      Net realized gain (loss) ..................................................          123,700
 Net change in unrealized appreciation (depreciation) on:
  Investments ...................................................................          298,823
  Translation of assets and liabilities denominated in foreign currencies .......            1,259
                                                                                    ------------------
      Net change in unrealized appreciation (depreciation) ......................          300,082
                                                                                    ------------------
Net realized and unrealized gain (loss) .........................................          423,782
                                                                                    ------------------
Net increase (decrease) in net assets resulting from operations .................         $461,248
                                                                                    ------------------




18 | See notes to financial statements. | Annual Report

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003

                                                                                            -------------------------------
                                                                                                  FRANKLIN TEMPLETON
                                                                                               NON-U.S. CORE EQUITY SERIES
                                                                                            -------------------------------
                                                                                                2004                 2003
                                                                                            -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................  $   37,466          $   45,545
  Net realized gain (loss) from investments and foreign currency transactions ............     123,700             (29,945)
  Net change in unrealized appreciation (depreciation) on investments and translation of
   asset and liabilities denominated in foreign currencies ...............................     300,082             672,942
                                                                                            -------------------------------
      Net increase (decrease) in net assets resulting from operations ....................     461,248             688,542
 Distributions to shareholders from:
  Net investment income ..................................................................     (34,900)            (55,229)
  Net realized gains .....................................................................     (73,360)                 --
                                                                                            -------------------------------
 Total distributions to shareholders .....................................................    (108,260)            (55,229)
 Capital share transactions (Note 2) .....................................................          --          (1,082,722)
                                                                                            -------------------------------
      Net increase (decrease) in net assets ..............................................     352,988            (449,409)
Net assets
 Beginning of year .......................................................................   2,492,976           2,942,385
                                                                                            -------------------------------
 End of year .............................................................................  $2,845,964          $2,492,976
                                                                                            -------------------------------
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of year .............................................................................  $    1,938          $     (541)
                                                                                            -------------------------------




                         Annual Report | See notes to financial statements. | 19

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS


FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Non-U.S. Core Equity Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company). The Company is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.





20 |  Annual Report

Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.





                                                              Annual Report | 21

Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 1% of the amount redeemed. Effective March 1, 2005 the fee will increase to 2%. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the year.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2004, there were 1.14 billion shares authorized ($0.01 par value), for the Company, of which 60 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                     --------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                               2004                                 2003
                                     --------------------------------------------------------------
                                      SHARES          AMOUNT             SHARES             AMOUNT
                                     --------------------------------------------------------------
 Shares sold ....................         --           $  --                 --        $        --
 Shares issued in reinvestment
 of distributions ...............         --              --                667              6,169
 Shares redeemed ................         --              --           (112,026)        (1,088,891)
                                     --------------------------------------------------------------
 Net increase (decrease) ........         --           $  --           (111,359)       $(1,082,722)
                                     --------------------------------------------------------------

Franklin Advisers, Inc. (an affiliate of the Fund's investment manager) is the record owner of 100% of the Fund shares as of December 31, 2004.





22 |  Annual Report

Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and directors of the following entities:

---------------------------------------------------------------------------------------
  ENTITY                                                        AFFILIATION
---------------------------------------------------------------------------------------
  Franklin Templeton Asset Strategies, LLC (Asset Strategies)   Investment manager
  Franklin Templeton Services, LLC (FT Services)                Administrative manager
  Franklin/Templeton Distributors, Inc (Distributors)           Principal underwriter
  Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Asset Strategies based on the Fund's average daily net assets as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
         0.70%          Up to and including $1 billion
         0.68%          Over $1 billion, up to and including $5 billion
         0.66%          Over $5 billion, up to and including $10 billion
         0.64%          Over $10 billion, up to and including $15 billion
         0.62%          Over $15 billion, up to and including $20 billion
         0.60%          Over $20 billion

Prior to May 1, 2004, the Fund paid an investment management fee to Asset Strategies of 0.70% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $130, of which $24 was paid to Investor Services.

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENT

The investment manager and administrator have agreed in advance to voluntarily waive their respective fees and assume payment of other expenses, through May 1, 2005, as noted in the Statement of Operations. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.






                                                              Annual Report | 23

Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and organization costs.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and wash sales.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ....................................   $1,894,569
                                                           -----------
Unrealized appreciation ................................   $  913,174
Unrealized depreciation ................................       (3,983)
                                                           -----------
Net unrealized appreciation (depreciation) .............   $  909,191
                                                           -----------

Undistributed ordinary income ..........................   $    5,575
Undistributed long term capital gains ..................       17,614
                                                           -----------
Distributable earnings .................................   $   23,189
                                                           -----------

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                            ------------------------
                                               2004        2003
                                            ------------------------
Distributions paid from:
 Ordinary income ..........................  $ 34,900       $55,229
 Long term capital gain ...................    73,360            --
                                            ------------------------
                                             $108,260       $55,229
                                            ------------------------

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004 aggregated $612,111 and $694,435, respectively.





24 |  Annual Report

Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


7. OTHER CONSIDERATIONS

An officer of Templeton Institutional Funds, Inc. may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2004, an officer serves in one or more of these capacities for Lukoil Holdings. As a result of this involvement, the officer may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


8. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.





                                                              Annual Report | 25

Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty,





26 |  Annual Report

Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
$14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS
The Company, and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.





                                                              Annual Report | 27

Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.



28 |  Annual Report

Templeton Institutional Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
TEMPLETON INSTITUTIONAL FUNDS, INC. - FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Templeton Non-U.S. Core Equity Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 3, 2002 (commencement date) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 9, 2005





                                                              Annual Report | 29

Templeton Institutional Funds, Inc.

TAX DESIGNATION (UNAUDITED)


FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby designates $90,974 as a capital gain dividend for the fiscal year ended December 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $58,685 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2004, more than 50% of the Franklin Templeton Non-U.S. Core Equity Series' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Code. This designation will allow shareholders of record on December 9, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.





30 |  Annual Report

Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

----------------------------------------------------------------------------------------------
                                                                                    ADJUSTED
                                   FOREIGN TAX    FOREIGN         FOREIGN           FOREIGN
                                      PAID     SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                           PER SHARE    PER SHARE        PER SHARE         PER SHARE
----------------------------------------------------------------------------------------------
  Australia .....................     0.0002       0.0094           0.0094           0.0040
  Austria .......................     0.0001       0.0006           0.0006           0.0003
  Bermuda .......................     0.0000       0.0018           0.0018           0.0008
  Canada ........................     0.0010       0.0047           0.0047           0.0020
  China .........................     0.0000       0.0018           0.0015           0.0009
  Denmark .......................     0.0002       0.0010           0.0010           0.0004
  Finland .......................     0.0008       0.0035           0.0035           0.0015
  France ........................     0.0028       0.0134           0.0131           0.0059
  Germany .......................     0.0028       0.0159           0.0159           0.0068
  Hong Kong .....................     0.0000       0.0175           0.0000           0.0175
  Ireland .......................     0.0000       0.0016           0.0016           0.0007
  Israel ........................     0.0001       0.0001           0.0001           0.0000
  Italy .........................     0.0028       0.0131           0.0131           0.0056
  Japan .........................     0.0011       0.0105           0.0100           0.0048
  Mexico ........................     0.0000       0.0043           0.0043           0.0018
  Netherlands ...................     0.0026       0.0122           0.0122           0.0052
  Norway ........................     0.0009       0.0041           0.0041           0.0018
  Portugal ......................     0.0004       0.0021           0.0021           0.0009
  Russia ........................     0.0003       0.0024           0.0024           0.0010
  Singapore .....................     0.0002       0.0007           0.0000           0.0007
  South Korea ...................     0.0023       0.0096           0.0096           0.0041
  Spain .........................     0.0014       0.0093           0.0083           0.0046
  Sweden ........................     0.0036       0.0168           0.0168           0.0072
  Switzerland ...................     0.0012       0.0061           0.0057           0.0028
  Taiwan ........................     0.0015       0.0038           0.0038           0.0016
  United Kingdom ................     0.0076       0.0596           0.0596           0.0255
                                     ---------------------------------------------------------
  TOTAL .........................    $0.0339      $0.2259          $0.2052          $0.1084
                                     ---------------------------------------------------------

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.






                                                              Annual Report | 31

Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.





32 |  Annual Report

Board Members and Officers

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)          Director       Since 1992       142                        Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                    company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
 President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
 (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)         Director       Since 1990       21                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo
 Power Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
 Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)       Director       Since 1992       143                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)          Director       Since 1996       98                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                    (exploration and refining of oil and
 Suite 2100                                                                                gas); H.J. Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                            foods and allied products); RTI
                                                                                           International Metals, Inc. (manufacture
                                                                                           and distribution of titanium); Canadian
                                                                                           National Railway (railroad); and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
 Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
 Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
 Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)         Director       Since 1993       142                        Director, Martek Biosciences
 500 East Broward Blvd.                                                                    Corporation; MedImmune, Inc.
 Suite 2100                                                                                (biotechnology); and Overstock.com
 Fort Lauderdale, FL 33394-3091                                                            (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002), White Mountains
                                                                                           Insurance Group, Ltd. (holding
                                                                                           company) (1987-2004), and Spacehab,
                                                                                           Inc. (aerospace services)
                                                                                           (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
 (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (75)          Director       Since 1992       28                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
 Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power
 and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)            Director       Since 2003       21                         Director, White Mountains Insurance
 500 East Broward Blvd.                                                                    Group Ltd. (holding company);
 Suite 2100                                                                                Amerada Hess Corporation (exploration
 Fort Lauderdale, FL 33394-3091                                                            and refining of oil and gas); and
                                                                                           Sentient Jet (private jet service);
                                                                                           and FORMERLY, Director, Becton
                                                                                           Dickinson and Co. (medical
                                                                                           technology), Cooper Industries
                                                                                           (electrical products and tools and
                                                                                           hardware), Health Net (formerly
                                                                                           Foundation Health), The Hertz
                                                                                           Corporation, Pacific Southwest
                                                                                           Airlines, The RCA Corporation,
                                                                                           Unicom (formerly Commonwealth
                                                                                           Edison) and UAL Corporation
                                                                                           (airlines).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief
 Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL
 Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


34 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS   Director       Since 1990       21                         None
 (50)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
 Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
 (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (74)       Director       Since 1993       18                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                    (exploration and refining of oil
 Suite 2100                                                                                and gas); Total Logistics, Inc.
 Fort Lauderdale, FL 33394-3091                                                            (formerly C2, Inc. (operating and
                                                                                           investment business)); and
                                                                                           Weatherford International, Ltd.
                                                                                           (oilfield products and servicing)
                                                                                           (2004-present); and FORMERLY,
                                                                                           Director, H.J. Heinz Company
                                                                                           (processed foods and allied
                                                                                           products) (1987-1988; 1993-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin
 Templeton Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby
 Emerging Markets Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003);
 Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc.
 (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)      Director, Vice Director and     142                        None
 One Franklin Parkway           President      Vice President
 San Mateo, CA 94403-1906       and Chairman   since 1993 and
                                of the Board   Chairman of the
                                               Board since 1995

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)           Vice President Since 1996       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
 Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)            Chief          Since July 2004  Not Applicable             Not Applicable
 One Franklin Parkway           Compliance
 San Mateo, CA 94403-1906       Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin
 Resources, Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)        Vice President Since 2001       Not Applicable             Not Applicable
 PO Box N-7759
 Lyford Cay, Nassau, Bahamas

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin
 Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)        Vice President Since 1990       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
 Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide,
 Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director,
 Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
 Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton
 Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
 Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)          Senior Vice    Since 2002       Not Applicable             Not Applicable
 500 East Broward Blvd.         President and
 Suite 2100                     Chief Executive
 Fort Lauderdale, FL 33394-3091 Officer -
                                Finance and
                                Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



36 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)             Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
 Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
 (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (57)          Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
 Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
 Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
 Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
 Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
 Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (64)    Vice President Since 1996       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
 Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)               Vice President Since 1994       Not Applicable             Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
 President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc.
 and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
 Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)         Vice President Since 2002       Not Applicable             Not Applicable
 600 Fifth Avenue               -  AML
 Rockefeller Center             Compliance
 New York, NY 10020-2302

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch
 Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MARK MOBIUS (68)               Vice President Since 1993       Not Applicable             Not Applicable
 17th Floor, The Chater House
 8 Connaught Road
 Central Hong Kong

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.;
 Executive Vice President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
 Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
 Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
 DONALD F. REED (60)            President and  President since  Not Applicable             Not Applicable
 1 Adelaide Street East,        Chief          1993 and Chief
 Suite 2101                     Executive      Executive
 Toronto, Ontario Canada        Officer -      Officer -
 M5C 3B8                        Investment     Investment
                                Management     Management
                                               since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and Director, Templeton Worldwide, Inc.; Chief Executive Officer, Templeton Investment
 Counsel, LLC; President, Chief Executive Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and FORMERLY, Chairman and
 Director of FTTrust Company.
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT C. ROSSELOT (44)        Secretary      Since December   Not Applicable             Not Applicable
 500 East Broward Blvd.                        2004
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary,
 Templeton Investment Counsel, LLC and Fiduciary Trust International of the South; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company
 of America (1997-2001).
------------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. SEWARD (48)         Treasurer      Since October    Not Applicable             Not Applicable
 500 East Broward Blvd.                        2004
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)         Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
 Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------



38 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (53)           Chief Financial Since May 2004   Not Applicable             Not Applicable
 500 East Broward Blvd.         Officer and
 Suite 2100                     Chief
 Fort Lauderdale, FL 33394-3091 Accounting
                                Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton
 Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered to be an interested person of Templeton Institutional Funds, Inc. (TIFI) under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of TIFI'S advisers and distributor. Nicholas F. Brady is considered to be an interested person of TIFI under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1992 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVE THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.



                                                              Annual Report | 39

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION


FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003 and ending June 30, 2004.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.





40 |  Annual Report

     [LOGO OMITTED]                     FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN[R] TEMPLETON[R]                600 Fifth Avenue
      INSTITUTIONAL                     NEW YORK, NEW YORK 10020
                                        FRANKLINTEMPLETONINSTITUTIONAL.COM


ANNUAL REPORT
TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES


INVESTMENT MANAGER
Franklin Templeton Alternative Strategies, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563

This report must be preceded or accompanied by the current Templeton Institutional Funds, Inc., Franklin Templeton Non-U.S. Core Equity Series prospectus, which contains more complete information including charges, expenses, and risk factors. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.



ZT459 A2004 02/05

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $131,082 for the fiscal year ended December 31, 2004 and $232,130 for the fiscal year ended December 31, 2003.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $48,949 for the fiscal year ended December 31, 2004 and $3,134 for the fiscal year ended December 31, 2003. The services for which these fees were paid included attestation services.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $2,813 for the fiscal year ended December 31, 2004 and $0 for the fiscal year ended December 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $97,187 for the fiscal year ended December 31, 2004 and $12,000 for the fiscal year ended December 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant  described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,949 for the fiscal year ended December 31, 2004 and $15,134 for the fiscal year ended December 31, 2003.

(h) No disclosures are required by this Item 4(h).



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosures herein.


ITEM 10. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 11. EXHIBITS.

(A) Code of Ethics

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS, INC.


By /s/JIMMY D. GAMBILL
   ------------------------
   Jimmy D. Gambill
   Chief Executive Officer -
   Finance and Administration
Date: April 25, 2005




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   ------------------------
   Jimmy D. Gambill
   Chief Executive Officer -
   Finance and Administration
Date: April 25, 2005


By /s/GALEN G. VETTER
  -------------------------
   Galen G. Vetter
   Chief Financial Officer
Date: April 25, 2005